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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21241

RMR REAL ESTATE FUND
(Exact name of registrant as specified in charter)

400 CENTRE STREET
NEWTON, MASSACHUSETTS 02458
(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:
Adam D. Portnoy, President RMR Real Estate Fund 400 Centre Street Newton, Massachusetts 02458	Thomas A. DeCapo, Esq. Skadden, Arps, Slate, Meagher & Flom LLP One Beacon Street Boston, Massachusetts 02108
Christina T. Simmons, Esq. State Street Bank and Trust Company 4 Copley Place, 5th Floor Boston, Massachusetts 02116
Registrant's telephone number, including area code: (617) 332-9530 Date of fiscal year end: December 31 Date of reporting period: June 30, 2008

Item 1.    Reports to Shareholders.

SEMI ANNUAL REPORT JUNE 30, 2008

RMR Real Estate Fund
RMR Hospitality and Real Estate Fund
RMR F.I.R.E. Fund
RMR Preferred Dividend Fund
RMR Asia Pacific Real Estate Fund
RMR Asia Real Estate Fund
RMR Dividend Capture Fund

ABOUT INFORMATION CONTAINED IN THIS REPORT:

•
PERFORMANCE DATA IS HISTORICAL AND REFLECTS HISTORICAL EXPENSES AND HISTORICAL CHANGES IN NET ASSET VALUE. HISTORICAL RESULTS ARE NOT INDICATIVE OF FUTURE RESULTS.

•
IF RMR ADVISORS HAD NOT WAIVED FEES OR PAID ALL OF EACH FUND'S ORGANIZATIONAL COSTS AND A PORTION OF EACH FUND'S OFFERING COSTS, EACH FUND'S RETURNS WOULD HAVE BEEN REDUCED.

•
PLEASE CONSIDER THE INVESTMENT OBJECTIVES, STRATEGIES, RISKS, CHARGES AND EXPENSES BEFORE INVESTING IN ANY OF THE FUNDS. AN INVESTMENT IN EACH FUND'S SHARES IS SUBJECT TO MATERIAL RISKS, INCLUDING BUT NOT LIMITED TO THOSE DESCRIBED IN EACH FUND'S PROSPECTUS, THE REGISTRATION STATEMENTS AND OTHER DOCUMENTS FILED WITH THE SEC. EACH FUND'S DECLARATION OF TRUST CONTAINS PROVISIONS WHICH LIMIT OWNERSHIP OF FUND SHARES BY ANY PERSON OR GROUP OF PERSONS ACTING TOGETHER AND LIMIT ANY PERSONS ABILITY TO CONTROL A FUND OR TO CONVERT A FUND TO AN OPEN END FUND. FOR MORE INFORMATION ABOUT ANY OF OUR FUNDS PLEASE VISIT WWW.RMRFUNDS.COM OR CALL OUR INVESTOR RELATIONS GROUP AT (866)-790-3165.

NOTICE CONCERNING LIMITED LIABILITY

THE AGREEMENTS AND DECLARATIONS OF TRUST OF RMR REAL ESTATE FUND, RMR HOSPITALITY AND REAL ESTATE FUND, RMR F.I.R.E. FUND, RMR PREFERRED DIVIDEND FUND, RMR ASIA PACIFIC REAL ESTATE FUND, RMR ASIA REAL ESTATE FUND AND RMR DIVIDEND CAPTURE FUND, COPIES OF WHICH, TOGETHER WITH ALL AMENDMENTS AND SUPPLEMENTS THERETO, ARE DULY FILED IN THE OFFICE OF THE SECRETARY, CORPORATIONS DIVISION, OF THE COMMONWEALTH OF MASSACHUSETTS, PROVIDE THAT THE NAMES "RMR REAL ESTATE FUND", "RMR HOSPITALITY AND REAL ESTATE FUND", "RMR F.I.R.E. FUND" , "RMR PREFERRED DIVIDEND FUND", "RMR ASIA PACIFIC REAL ESTATE FUND", "RMR ASIA REAL ESTATE FUND" AND "RMR DIVIDEND CAPTURE FUND" REFER TO THE TRUSTEES UNDER THE AGREEMENTS AND DECLARATIONS COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF ANY OF THE FUNDS SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, ANY OF THESE FUNDS. ALL PERSONS DEALING WITH ANY OF THE FUNDS IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF THAT FUND WITH WHICH HE OR SHE MAY DEAL FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

RMR Funds June 30, 2008
August 27, 2008

To our shareholders,

We are pleased to present you with our 2008 semi-annual report for our seven closed end funds:

•
RMR Real Estate Fund (AMEX: RMR), which began operations in December 2003, beginning on page 2;

•
RMR Hospitality and Real Estate Fund (AMEX: RHR), which began operations in April 2004, beginning on page 20;

•
RMR F.I.R.E. Fund (AMEX: RFR), which began operations in November 2004, beginning on page 38;

•
RMR Preferred Dividend Fund (AMEX: RDR), which began operations in May 2005, beginning on page 56;

•
RMR Asia Pacific Real Estate Fund (AMEX: RAP), which began operations in May 2006, beginning on page 72;

•
RMR Asia Real Estate Fund (AMEX: RAF), which began operations in May 2007, beginning on page 87; and

•
RMR Dividend Capture Fund (AMEX: RCR), which began operations in December 2007, beginning on page 102.

We invite you to read through the information contained in this report and to view our website at www.rmrfunds.com.

Sincerely,

Adam D. Portnoy
President

RMR Real Estate Fund
June 30, 2008

To our shareholders,

In the pages that follow, you will find data summarizing our financial results for the six months ended June 30, 2008, and our financial position as of June 30, 2008.

Relevant Market Conditions

Real Estate Industry Fundamentals.    Despite a slowing economy and negative sentiment regarding the direction of the financial markets, real estate fundamentals remained stable during the first half of 2008. Occupancy levels held up and rents continued to increase, albeit at a slower pace. Property sales, however, slowed substantially as a result of tighter lending standards and wide differences between buyers and sellers regarding valuations. With limited transactions taking place, it is hard to estimate how much commercial property values have declined. Some estimates put the figure somewhere between negative 10% to negative 15%. What is clear, however, is that property values are no longer at levels seen in early 2007. Over the next six to twelve months, we expect downward pricing pressure to continue on commercial real estate.

For the balance of the year, we believe the economy will likely continue to struggle due to higher food and energy prices, lack of employment growth and a weak housing market. Lending will continue to be restricted, hampering overall economic growth as financial institutions continue to strengthen their balance sheets.

Real Estate Industry Technicals.    Throughout the first half of the year, the REIT market continued to exhibit high volatility. REITs started the year on a negative note, down almost 12% in mid-January, and rebounded sharply during March and April (up 6% during each month) following the Fed's and J.P. Morgan's rescue of Bear Stearns. Concern about additional write-offs from financial institutions sent the REIT market, along with other financial services companies, into negative territory during the month of June. REITs were down 11% in June and finished the first half of the year down 3.5%. Despite the volatility, REIT dedicated funds saw $3 billion of inflows during the first six months of the year, an encouraging sign after outflows of more than $9 billion from the period March to December 2007.

Fund Strategies, Techniques and Performance

Our primary investment objective is to earn and pay a high level of current income to our common shareholders by investing in real estate companies, including REITs. Our secondary investment objective is capital appreciation. There can be no assurances that we will meet our investment objectives.

During the six months ended June 30, 2008, our total return on net asset value, or NAV (including NAV changes and assuming a hypothetical reinvestment of distributions at NAV), was negative 8.1%. During that same period, the total return for the MSCI US REIT Total Return Index (an unmanaged index of REIT common stocks) was negative 3.5% and the total return for the Merrill Lynch REIT Preferred Index (an unmanaged index of REIT preferred stocks) was 7.6%. We believe these two indices are relevant to us because our investments, excluding short term investments, as of June 30, 2008, included 61.9% REIT common stocks and 22.5% REIT preferred stocks. The S&P 500 Index (an unmanaged index published as Standard and Poor's Composite Index of 500 common stocks) total return for the six months ended June 30, 2008 was negative 11.9%.

Our investment allocation to the apartment REITs contributed positively to the fund's performance, perhaps because this subsector has benefited from a downturn in the housing market, which has resulted in more people renting rather than buying homes. Our holdings in the hotel real estate subsector detracted from performance based on expectations of lower earnings growth.

Recent Developments

Recently, credit markets, including the market for auction rate securities, such as the Fund's $50 million of preferred shares, have experienced a liquidity crisis. To date, no auctions for the Fund's preferred shares have failed; however, an affiliate of the Fund's lead broker dealer for its preferred shares has purchased a significant amount of the Fund's preferred shares in the auctions. Please see the notes to the financial statements for more information.

Because of the decline in NAV during the last 15 months and the Fund's relatively small size, the Fund's Board of Trustees is currently considering actions to reduce its expenses and otherwise enhance value for the Fund's shareholders. To this end, on August 26, 2008 we filed a preliminary joint proxy statement / prospectus with the Securities and Exchange Commission in connection with a proposed combination of the Fund with two other closed end RMR funds (RMR Hospitality and Real Estate Fund and RMR F.I.R.E. Fund). Both are managed by our advisor, RMR Advisors, Inc. If the combinations receive all shareholder approvals that are required and proceed, all three funds will become one new fund, RMR Real Estate Income Fund, a newly formed Delaware statutory trust which also will be managed by our advisor. The process of seeking approvals and completing the proposed combinations may take several months, and the combinations may or may not occur for various reasons.

Thank you for your continued support. For more information, please view our website, at www.rmrfunds.com.

Sincerely,

Adam D. Portnoy
President

August 27, 2008

Portfolio holdings by sub-sector as a percentage of investments
(as of June 30, 2008)*

REITs
Health care	19%
Hospitality	18%
Diversified	15%
Others, less than 10% each	32%

Total REITs	84%
Other	16%

Total investments	100%

*
These percentages represent the Fund's portfolio holdings by sub-sector as a percentage of total portfolio holdings and do not match with the percentages included in the Portfolio of Investments schedule which represent the Fund's portfolio holdings by sub-sector as a percentage of the Fund's net assets.

RMR Real Estate Fund
Portfolio of Investments – June 30, 2008 (unaudited)

Company	Shares	Value

Common Stocks – 110.5% Real Estate Investment Trusts – 101.3%
Apartments – 12.8%
Apartment Investment & Management Co.	14,615	$497,787
Associated Estates Realty Corp.	40,000	428,400
AvalonBay Communities, Inc.	14,000	1,248,240
BRE Properties, Inc.	10,000	432,800
Equity Residential	49,000	1,875,230
Essex Property Trust, Inc.	6,000	639,000
Home Properties, Inc.	88,800	4,267,728
Mid-America Apartment Communities, Inc.	5,000	255,200
Post Properties, Inc.	5,000	148,750

		9,793,135

Diversified – 23.1%
CapLease, Inc.	56,000	419,440
Colonial Properties Trust	10,000	200,200
Duke Realty Corp.	70,000	1,571,500
DuPont Fabros Technology, Inc.	7,500	139,800
Franklin Street Properties Corp.	3,000	37,920
Lexington Corporate Properties Trust	383,800	5,231,194
Liberty Property Trust	29,000	961,350
Mission West Properties, Inc.	5,000	54,800
National Retail Properties, Inc.	352,700	7,371,430
Vornado Realty Trust	19,000	1,672,000
Washington Real Estate Investment Trust	300	9,015

		17,668,649

Health Care – 25.9%
Cogdell Spencer, Inc.	16,500	268,125
HCP, Inc.	39,080	1,243,135
Health Care REIT, Inc.	162,600	7,235,700
LTC Properties, Inc.	20,000	511,200
Medical Properties Trust, Inc.	94,520	956,542
Nationwide Health Properties, Inc.	242,154	7,625,429
OMEGA Healthcare Investors, Inc.	96,000	1,598,400
Universal Health Realty Income Trust	13,000	390,000

		19,828,531

Hospitality – 6.6%
Ashford Hospitality Trust, Inc.	185,500	857,010
Entertainment Properties Trust	22,000	1,087,680
FelCor Lodging Trust, Inc.	49,700	521,850
Hersha Hospitality Trust	129,300	976,215
LaSalle Hotel Properties	17,200	432,236
Sunstone Hotel Investors, Inc.	25,000	415,000
Supertel Hospitality, Inc.	161,000	798,560

		5,088,551

See notes to financial statements and notes to portfolio of investments.

Industrial – 10.1%
AMB Property Corp.	4,000	$201,520
DCT Industrial Trust, Inc.	64,500	534,060
EastGroup Properties, Inc.	14,000	600,600
First Industrial Realty Trust, Inc.	211,240	5,802,763
ProLogis	11,000	597,850

		7,736,793

Manufactured Homes – 1.8%
Sun Communities, Inc.	75,900	1,383,657

Mortgage – 0.6%
Alesco Financial, Inc.	19,000	38,000
Anthracite Capital, Inc.	2,000	14,080
Gramercy Capital Corp.	37,388	433,327

		485,407

Office – 9.4%
Brandywine Realty Trust	102,400	1,613,824
Corporate Office Properties Trust	15,500	532,115
Highwoods Properties, Inc.	55,000	1,728,100
Mack-Cali Realty Corp.	26,500	905,505
Maguire Properties, Inc.	48,000	584,160
Parkway Properties, Inc.	55,000	1,855,150

		7,218,854

Retail – 7.6%
Cedar Shopping Centers, Inc.	75,000	879,000
Equity One, Inc.	10,000	205,500
Glimcher Realty Trust	109,400	1,223,092
Kimco Realty Corp.	5,000	172,600
Pennsylvania Real Estate Investment Trust	12,000	277,680
Ramco-Gershenson Properties Trust	9,000	184,860
Realty Income Corp.	54,600	1,242,696
Simon Property Group, Inc.	15,000	1,348,350
Tanger Factory Outlet Centers, Inc.	5,000	179,650
Urstadt Biddle Properties, Inc.	8,900	130,474

		5,843,902

Specialty – 0.6%
Getty Realty Corp.	32,600	469,766

See notes to financial statements and notes to portfolio of investments.

Storage – 2.8%
Public Storage, Inc.	3,000	$242,370
Sovran Self Storage, Inc.	26,900	1,117,964
U-Store-It Trust	65,000	776,750

		2,137,084

Total Real Estate Investment Trusts (Cost $87,577,719)		77,654,329

Other – 9.2%
Abingdon Investment, Ltd. (a) (b)	550,000	3,256,000
American Capital Strategies, Ltd.	23,500	558,595
Brookfield Properties Corp.	10,000	177,900
Iowa Telecommunication Services, Inc.	50,500	889,305
Las Vegas Sands Corp. (c)	18,000	853,920
MCG Capital Corp.	41,000	163,180
Seaspan Corp.	48,200	1,157,764

Total Other (Cost $10,153,829)		7,056,664

Total Common Stocks (Cost $97,731,548)		84,710,993

Preferred Stocks – 43.8%
Real Estate Investment Trusts – 36.9%
Apartments – 1.1%
Apartment Investment & Management Co., Series G	32,800	813,440

Diversified – 2.1%
Colonial Properties Trust, Series D	60,000	1,410,000
Duke Realty Corp., Series O	8,000	190,960

		1,600,960

Health Care – 5.8%
Health Care REIT, Inc., Series G	20,000	638,400
OMEGA Healthcare Investors Inc., Series D	160,000	3,840,000

		4,478,400

Hospitality – 22.4%
Ashford Hospitality Trust, Series A	107,900	1,902,277
Ashford Hospitality Trust, Series D	100,000	1,772,000
Eagle Hospitality Properties Trust, Inc., Series A (b)	28,000	280,000
Entertainment Properties Trust, Series D	111,800	2,158,858
FelCor Lodging Trust, Inc., Series A (d)	83,000	1,589,450
FelCor Lodging Trust, Inc., Series C	39,600	766,260
Hersha Hospitality Trust, Series A	92,000	1,895,200
LaSalle Hotel Properties, Series D	100,000	1,959,000
Strategic Hotels & Resorts, Inc., Series A	75,000	1,335,000
Strategic Hotels & Resorts, Inc., Series B	64,500	1,161,000
Sunstone Hotel Investors, Inc., Series A	129,100	2,388,350

		17,207,395

See notes to financial statements and notes to portfolio of investments.

Industrial – 0.6%
First Industrial Realty Trust, Series J	20,000	$420,000

Office – 1.6%
Corporate Office Properties Trust, Series H	2,000	43,940
Corporate Office Properties Trust, Series J	22,000	477,400
Kilroy Realty Corp., Series E	500	11,490
Kilroy Realty Corp., Series F	30,000	660,750

		1,193,580

Retail – 3.3%
Cedar Shopping Centers, Inc., Series A	88,600	2,161,840
Glimcher Realty Trust, Series F	20,000	399,800

		2,561,640

Total Real Estate Investment Trusts (Cost $33,795,564)		28,275,415

Other – 6.9%
Hilltop Holdings, Inc., Series A	280,000	5,320,000

Total Other (Cost $6,016,675)		5,320,000

Total Preferred Stocks (Cost $39,812,239)		33,595,415

Other Investment Companies – 9.4%
Alpine Total Dynamic Dividend Fund	126,200	1,877,856
Cohen & Steers Premium Income Realty Fund, Inc.	31,950	480,528
Cohen & Steers REIT and Preferred Income Fund, Inc.	38,426	733,937
Cornerstone Strategic Value Fund, Inc.	2,500	13,625
Eaton Vance Enhanced Equity Income Fund II	30,100	516,516
LMP Real Estate Income Fund, Inc.	80,160	1,226,448
Neuberger Berman Real Estate Securities Income Fund, Inc.	150,731	1,409,335
The Zweig Total Return Fund, Inc.	220,568	974,910
Ultra Real Estate ProShares	400	11,240

Total Other Investment Companies (Cost $9,642,697)		7,244,395

Short-Term Investments – 0.4%
Other Investment Companies – 0.4%
Dreyfus Cash Management, Institutional Shares, 2.66% (e) (Cost $310,743)	310,743	310,743

Total Investments – 164.1% (Cost $147,497,227)		125,861,546

Other assets less liabilities – 1.1%		834,092
Preferred Shares, at liquidation preference – (65.2)%		(50,000,000)

Net Assets applicable to common shareholders – 100%		$76,695,638

See notes to financial statements and notes to portfolio of investments.

Notes to Portfolio of Investments

(a)
Rule 144A securities. Securities restricted for resale to Qualified Institutional Buyers (4.2% of net assets).

(b)
As of June 30, 2008, the Fund held securities fair valued in accordance with policies adopted by the board of trustees aggregating $3,536,000 and 2.8% of market value.

(c)
As of June 30, 2008, this security had not paid a distribution.

(d)
Convertible into common stock.

(e)
Rate reflects 7 day yield as of June 30, 2008.

See notes to financial statements.

RMR Real Estate Fund
Financial Statements

Statement of Assets and Liabilities

June 30, 2008 (unaudited)

Assets
Investments in securities, at value (cost $147,497,227)	$125,861,546
Cash	300
Dividends and interest receivable	1,022,051
Other assets	4,339

Total assets	126,888,236

Liabilities
Advisory fee payable	66,304
Distributions payable – preferred shares	40,160
Accrued expenses and other liabilities	86,134

Total liabilities	192,598

Preferred shares, at liquidation preference
Auction preferred shares, Series T; $.001 par value per share; 2,000 shares issued and outstanding at $25,000 per share liquidation preference	50,000,000

Net assets attributable to common shares	$76,695,638

Composition of net assets
Common shares, $.001 par value per share; unlimited number of shares authorized, 6,824,000 shares issued and outstanding	$6,824
Additional paid-in capital	96,475,287
Undistributed net investment income	77,834
Accumulated net realized gain on investment transactions	1,771,374
Net unrealized depreciation on investments	(21,635,681)

Net assets attributable to common shares	$76,695,638

Net asset value per share attributable to common shares (based on 6,824,000 common shares outstanding)	$11.24

See notes to financial statements.

RMR Real Estate Fund

Financial Statements – continued

Statement of Operations

Six Months Ended June 30, 2008 (unaudited)

Investment Income
Dividends (cash distributions received or due, net of foreign taxes withheld of $420)	$5,486,414
Interest	19,053

Total investment income	5,505,467

Expenses
Advisory	575,125
Audit and legal	317,816
Preferred share remarketing	63,082
Administrative	46,627
Shareholder reporting	43,693
Custodian	40,616
Compliance and internal audit	17,344
Trustees' fees and expenses	8,900
Other	41,631

Total expenses	1,154,834
Less: expense waived by the Advisor	(169,154)

Net expenses	985,680

Net investment income	4,519,787

Realized and unrealized loss on investments
Net realized loss on investments	(235,896)
Net change in unrealized appreciation/(depreciation) on investments	(9,995,006)

Net realized and unrealized loss on investments	(10,230,902)

Distributions to preferred shareholders from net investment income	(1,020,580)

Net decrease in net assets attributable to common shares resulting from operations	$(6,731,695)

See notes to financial statements.

RMR Real Estate Fund
Financial Statements – continued

Statements of Changes in Net Assets

	Six Months Ended June 30, 2008 (unaudited)	Year Ended December 31, 2007

Increase (decrease) in net assets resulting from operations
Net investment income	$4,519,787	$7,481,138
Net increase from payments by affiliates	—	2,070
Net realized gain (loss) on investments	(235,896)	3,140,623
Net change in unrealized appreciation/(depreciation) on investments	(9,995,006)	(41,493,993)
Distributions to preferred shareholders from:
Net investment income	(1,020,580)	(1,161,670)
Net realized gain on investments	—	(1,482,830)

Net decrease in net assets attributable to common shares resulting from operations	(6,731,695)	(33,514,662)

Distributions to common shareholders from:
Net investment income	(3,412,000)	(6,354,978)
Net realized gain on investments	—	(8,111,902)

Total decrease in net assets attributable to common shares	(10,143,695)	(47,981,542)
Net assets attributable to common shares
Beginning of period	86,839,333	134,820,875

End of period (including undistributed/(distributions in excess of) net investment income of $77,834 and $(9,373), respectively)	$76,695,638	$86,839,333

Common shares issued and repurchased
Shares outstanding, beginning of period	6,824,000	6,824,000
Shares issued	—	—

Shares outstanding, end of period	6,824,000	6,824,000

See notes to financial statements.

RMR Real Estate Fund
Financial Highlights

Selected Data For A Common Share Outstanding Throughout Each Period

	Six Months Ended June 30, 2008 (unaudited)		Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2004	For the Period December 18, 2003(a) to December 31, 2003

Per Common Share Operating Performance (b)
Net asset value, beginning of period	$12.73		$19.76	$15.63	$16.61	$14.35	$14.33(c	)

Income from Investment Operations
Net investment income (d)	.66(e	)	1.10	.99	.64	.47	.10
Net realized and unrealized appreciation/(depreciation) on investments	(1.50	)(e)	(5.62)	4.69	(.08)	3.11	(.05)
Distributions to preferred shareholders (common stock equivalent basis) from:
Net investment income	(.15	)(e)	(.17)	(.23)	(.10)	(.05)	—
Net realized gain on investments	—(e	)	(.22)	(.12)	(.14)	(.05)	—

Net increase (decrease) in net asset value from operations	(.99)		(4.91)	5.33	.32	3.48	.05
Less: Distributions to common shareholders from:
Net investment income	(.50	)(e)	(.93)	(.79)	(.54)	(.53)	—
Net realized gain on investments	—(e	)	(1.19)	(.41)	(.76)	(.57)	—
Common share offering costs charged to capital	—		—	—	—	—	(.03)
Preferred share offering costs charged to capital	—		—	—	—	(.12)	—

Net asset value, end of period	$11.24		$12.73	$19.76	$15.63	$16.61	$14.35

Market price, beginning of period	$11.03		$17.48	$13.15	$14.74	$15.00	$15.00

Market price, end of period	$10.07		$11.03	$17.48	$13.15	$14.74	$15.00

Total Return (f)(g)
Total investment return based on:
Market price (h)	(4.47)%		(26.19)%	43.77%	(1.96)%	6.42%	0.00%
Net asset value (h)	(8.11)%		(26.28)%	35.27%	2.10%	24.73%	0.14%

Ratios/Supplemental Data:
Ratio to average net assets attributable to common shares of:
Net investment income, before total preferred share distributions (d)	10.56	%(e)(i)	6.16%	5.60%	4.02%	3.22%	27.45	%(i)
Total preferred share distributions	2.38	%(i)	2.18%	1.97%	1.47%	0.67%	0.00	%(i)
Net investment income, net of preferred share distributions (d)	8.18	%(e)(i)	3.98%	3.63%	2.55%	2.55%	27.45	%(i)
Expenses, net of fee waivers	2.30	%(i)	1.47%	1.50%	1.50%	1.69%	2.40	%(i)
Expenses, before fee waivers	2.70	%(i)	1.82%	1.86%	1.87%	2.05%	2.65	%(i)
Portfolio Turnover Rate	2.51%		51.01%	36.20%	22.15%	35.52%	17.49%
Net assets attributable to common shares, end of period (000s)	$76,696		$86,839	$134,821	$106,670	$113,357	$95,776
Preferred shares, liquidation preference ($25,000 per share) (000s)	$50,000		$50,000	$50,000	$50,000	$50,000	$—
Asset coverage per preferred share (j)	$63,348		$68,420	$92,411	$78,335	$81,679	$—
(a)
Commencement of operations.
(b)
Based on average shares outstanding.
(c)
Net asset value at December 18, 2003, reflects the deduction of the average sales load and offering costs of $0.67 per share paid by the holders of common shares from the $15.00 offering price. We paid a sales load of $0.68 per share on 6,660,000 common shares sold to the public and no sales load or offering costs on 7,000 common shares sold to affiliates of the RMR Advisors for $15.00 per share.
(d)
Amounts are net of expenses waived by RMR Advisors.
(e)
As discussed in Note A (8) to the financial statements, these amounts are subject to change to the extent 2008 distributions by the issuers of the Fund's investments are characterized as capital gains and return of capital.
(f)
The impact of the net increase from payments by affiliates is less than $0.005/share.
(g)
Total returns for periods of less than one year are not annualized.
(h)
Total return based on per share market price assumes the purchase of common shares at the market price on the first day and sales of common shares at the market price on the last day of the period indicated; dividends and distributions, if any, are assumed to be reinvested at market prices on the ex-dividend date. The total return based on net asset value, or NAV, assumes the purchase of common shares at NAV on the first day and sales of common shares at NAV on the last day of the period indicated; distributions are assumed to be reinvested at NAV on the ex-dividend date. Results represent past performance and do not guarantee future results. Total return would have been lower if RMR Advisors had not contractually waived a portion of its investment advisory fee.
(i)
Annualized.
(j)
Asset coverage per share equals net assets attributable to common shares plus the liquidation preference of the preferred shares divided by the total number of preferred shares outstanding at the end of the period.

See notes to financial statements.

RMR Real Estate Fund
Notes to Financial Statements

June 30, 2008 (unaudited)

Note A

(1)  Organization

RMR Real Estate Fund, or the Fund, was organized as a Massachusetts business trust on July 2, 2002, and is registered under the Investment Company Act of 1940, as amended, or the 1940 Act, as a diversified closed-end management investment company. The Fund had no operations prior to December 18, 2003, other than matters relating to the Fund's establishment and registration of the Fund's common shares under the Securities Act of 1933.

(2)  Interim Financial Statements

The accompanying June 30, 2008 financial statements have been prepared without audit. The Fund believes that disclosures made are adequate to make the information presented not misleading. In the opinion of the Fund's management, all adjustments, which include normal recurring adjustments considered necessary for a fair presentation, have been included. The Fund's operating results for this interim period are not necessarily indicative of the results that may be expected on an annual basis in the future.

(3)  Use of Estimates

Preparation of these financial statements in conformity with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that may affect the amounts reported in the financial statements and related notes. The actual results could differ from these estimates particularly for reasons described in Note A (8), and for other reasons.

(4)  Portfolio Valuation

Investment securities of the Fund are valued at the latest sales price whenever that price is readily available on that day; securities for which no sales were reported on that day, unless otherwise noted, are valued at the average of the closing bid and ask prices on that day. Securities traded primarily on the NASDAQ Stock Market, or NASDAQ, are normally valued by the Fund at the NASDAQ Official Closing Price, or NOCP, provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Some fixed income securities may be valued using pricing provided by a pricing service. Any of the Fund's securities which are not readily marketable, which are not traded or which have other characteristics of illiquidity are valued by the Fund at fair value as determined in good faith under the supervision of the Fund's board of trustees. Numerous factors may be considered when determining fair value of a security, including cost at date of purchase, type of security, the nature and duration of restrictions on disposition of the security and whether the issuer of the security being fair valued has other securities of the same type outstanding. Short term debt securities with less than 60 days until maturity may be valued at cost plus interest accrued, which approximates market value.

(5)  Fair Value Measurements

The Fund has adopted the provisions of Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements, or FAS 157, effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. FAS 157 established a three tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk; for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•
Level 1 – quoted prices in active markets for identical investments

•
Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•
Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value during the six months ended June 30, 2008 maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund utilized broker quotes, company financial information and other market indicators to value the securities whose prices were not readily available.

The following is a summary of the inputs used as of June 30, 2008, in valuing the Fund's investments carried at value:

Valuation Inputs	Investments in Securities
Level 1 – Quoted prices	$122,325,546
Level 2 – Other significant observable inputs	280,000
Level 3 – Significant unobservable inputs	3,256,000

Total	$125,861,546

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities Characterized as Level 3
Balance as of 12/31/07	$4,378,000
Accrued discounts/premiums	—
Realized gain/loss and change in unrealized appreciation/depreciation	(1,122,000)
Net purchases/sales	—
Net transfers in and/or out of Level 3	—

Balance, as of 06/30/08	$3,256,000

Net change in unrealized appreciation/depreciation from investments still held as of 06/30/08	$(1,122,000)

(6)  Securities Transactions and Investment Income

Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on an identified cost basis.

(7)  Taxes

The Fund has qualified and intends to qualify in the future as a "regulated investment company" and to comply with the applicable provisions of subchapter M of the Internal Revenue Code of 1986, as amended, so that it will generally not be subject to federal income tax. However, the Fund may be subject to a 4% excise tax to the extent the Fund does not distribute substantially all taxable earnings each year.

Some foreign governments may subject the Fund's investment income and securities sales to withholding or other taxes. For the six months ended June 30, 2008, $420 of foreign taxes has been withheld from distributions to the Fund and has been recorded as a reduction of dividend income

(8)  Distributable Earnings

The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to pay a stable distribution amount to common shareholders on a monthly basis and distributions to Fund shareholders are declared pursuant to this policy. On July 11, 2008, the Fund declared regular monthly distributions of $0.10 per common share payable in July, August and September 2008. Distributions to shareholders are recorded on the ex-dividend date. The Fund's distributions may consist of ordinary income (net investment income and short term capital gains), long term capital gains and return of capital. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carry-forwards, it is the policy of the Fund not to distribute such gains. Distributions to preferred shareholders are determined as described in Note D.

The Fund has substantial investments in real estate investment trusts, or REITs, which are generally not subject to federal income taxes. Distributions that the Fund receives from REITs can be classified as ordinary income, capital gain income or return of capital by the REITs that make these distributions to the Fund. However, it is not possible to characterize distributions received from REITs during interim periods because the issuers do not report their tax characterization until subsequent to year end. Final characterization of the Fund's 2008 distributions to shareholders is also dependent upon the magnitude or timing of the Fund's securities transactions prior to year end. Therefore it is likely that some portion of the Fund's 2008 investment income and distributions to shareholders will be recharacterized as long term capital gain and return of capital for financial statement and federal income tax purposes subsequent to year end and reflected accordingly in the Fund's year end financial statements.

Although subject to adjustments, the cost, gross unrealized appreciation and unrealized depreciation of the Fund's investments for federal income tax purposes as of June 30, 2008, are as follows:

Cost	$147,497,227

Gross unrealized appreciation	$7,678,991
Gross unrealized depreciation	(29,314,672)

Net unrealized appreciation/(depreciation)	$(21,635,681)

(9)  Concentration of Risk

Under normal market conditions, the Fund's investments are concentrated in income producing common shares, preferred shares and debt securities, including convertible preferred and debt securities, issued by real estate companies and REITS. The value of Fund shares may fluctuate more than the shares of a fund not concentrated in the real estate industry due to economic, legal, regulatory, technological or other developments affecting the United States real estate industry.

Note B

Advisory and Administration Agreements and Other Transactions with Affiliates

The Fund has an advisory agreement with RMR Advisors, Inc., or RMR Advisors, to provide the Fund with a continuous investment program, to make day-to-day investment decisions and to generally manage the business affairs of the Fund in accordance with its investment objectives and policies. Pursuant to the agreement, RMR Advisors is compensated at an annual rate of 0.85% of the Fund's average daily managed assets. Managed assets means the total assets of the Fund less liabilities other than any indebtedness entered into for purposes of leverage. For purposes of calculating managed assets, the liquidation preference of preferred shares is not considered a liability.

RMR Advisors has contractually agreed to waive a portion of its annual fee equal to 0.25% of the Fund's average daily managed assets from December 18, 2003, until December 18, 2008. The Fund incurred net advisory fees of $405,971 during the six months ended June 30, 2008. The amount of fees waived by the Advisor was $169,154 for the six months ended June 30, 2008.

RMR Advisors also performs administrative functions for Fund pursuant to an administration agreement with the Fund. RMR Advisors has entered into a subadministration agreement with State Street Bank and

Trust Company, or State Street, to perform substantially all fund accounting and other administrative services. Under the administration agreement, RMR Advisors is entitled to reimbursement of the cost of providing administrative services. The Fund reimbursed RMR Advisors for $46,627 of subadministrative fees charged by State Street for the six months ended June 30, 2008.

Each trustee who is not a director, officer or employee of RMR Advisors and who is not an "interested person" of the Fund as defined under the 1940 Act is considered to be a "disinterested trustee". Disinterested trustees are each paid by the Fund an annual fee plus attendance fees for board and committee meetings. The Fund incurred $8,900 of trustee fees and expenses during the six months ended June 30, 2008.

The Fund's board of trustees and separately the disinterested trustees authorized the Fund to make reimbursement payments to RMR Advisors for costs related to the Fund's compliance and internal audit programs. The Fund incurred $17,344 of compliance and internal audit expense during the six months ended June 30, 2008. The Fund also participates in pooled insurance programs with RMR Advisors and other funds managed by RMR Advisors and makes payments of allocated portions of related premiums. The Fund incurred $7,409 of insurance expense during the six months ended June 30, 2008.

Note C

Securities Transactions

During the six months ended June 30, 2008, there were purchases and sales transactions (excluding short term securities) of $3,398,213 and $6,311,719 respectively. Brokerage commissions on securities transactions amounted to $12,718 during the six months ended June 30, 2008.

Note D

Preferred Shares

The Fund's 2,000 outstanding Series T auction preferred shares have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid distributions. The preferred shares are senior to the Fund's common shares and rank on parity with any other class or series of preferred shares of the Fund as to the payment of periodic distributions, including distribution of assets upon liquidation. If the Fund does not timely cure a failure to (1) maintain asset coverage for the preferred shares as required by rating agencies, or (2) maintain asset coverage, as defined in the 1940 Act, of at least 200%, the preferred shares will be subject to redemption in an amount equal to their liquidation preference plus accumulated but unpaid distributions. The holders of the preferred shares have voting rights equal to the holders of the Fund's common shares and generally vote together with the holders of the common shares as a single class. Holders of the preferred shares, voting as a separate class, also are entitled to elect two of the Fund's trustees. The Fund pays distributions on the preferred shares at a rate set at auctions held generally every seven days. Distributions are generally payable every seven days, on the first business day following the end of a distribution period. The preferred share distribution rate was 4.13% per annum as of June 30, 2008.

To date, no auctions for preferred securities of the Fund have failed to attract sufficient clearing bids. However, an affiliate of the Fund's lead broker-dealer for its preferred securities has purchased a significant amount of the Fund's preferred securities in the auctions. If this affiliate of the Fund's lead broker-dealer had not been supporting the Fund's auctions, the auctions likely would have failed and holders of the Fund's preferred shares would not have been able to sell their preferred shares in the auctions. There can be no assurance that this or any other affiliate of the Fund's lead broker-dealer would purchase Fund preferred shares in any future auction of Fund preferred securities or that the Fund will not have any auction for its preferred securities fail. If an auction of the Fund's preferred shares should fail, the dividend rate for the next succeeding dividend period is set according to a pre-determined formula, and the resulting rate may be higher than the rate which the Fund would otherwise pay as a result of a successful auction. In addition, if an auction fails, holders of the Fund's preferred shares may not be able to sell their preferred shares in that auction. If auctions for the Fund's preferred shares fail, or if market conditions generally frustrate the Fund's ability to enhance investment results through the investment of capital attributable to its outstanding preferred shares, such factors may necessitate a change in the form and/or amount of investment leverage used by the Fund. The Fund has no current intention to change the form or degree of investment leverage that it uses. The use of alternative forms of leverage and/or a reduction in the degree of investment leverage used by the Fund in its investment program could result in reduced investment returns for common shareholders as compared to the returns that historically have been achieved by the Fund through the use of preferred share leverage in favorable market conditions. The Fund proactively manages compliance with asset coverage and other financial ratio requirements applicable to the preferred shares. In order to facilitate compliance with such requirements, and without further notice of its intention to do so, the Fund may from time to time purchase or otherwise acquire its outstanding preferred shares in the open market, in other nondiscriminatory secondary market transactions, pursuant to tender offers or other offers to repurchase preferred shares, or in other permissible purchase transactions, and also may from time to time call or redeem preferred shares in accordance with their terms.

Note E

Submission of Proposals to a Vote of Shareholders

The annual meeting of Fund shareholders was held on April 7, 2008. Following is a summary of the proposal submitted to shareholders for vote at the meeting and votes cast:

Proposal	Votes for	Votes withheld	Votes abstained
Common and Preferred Shares
Election of John L. Harrington as an Independent Trustee until the 2011 annual meeting.	6,299,696	95,660	—

The following trustees' terms of office as trustee continued after the Fund's annual meeting: Barry M. Portnoy, Gerard M. Martin, Frank J. Bailey and Arthur G. Koumantzelis.

RMR Hospitality and Real Estate Fund
June 30, 2008

To our shareholders,

In the pages that follow, you will find data summarizing our financial results for the six months ended June 30, 2008, and our financial position as of June 30, 2008.

Relevant Market Conditions

Hospitality Industry Fundamentals.    Operating fundamentals for hotels experienced a greater than previously anticipated slowdown during the first half of the year. Coming into the year, industry-wide expectations for annual growth in revenue per available room, or RevPar, were in the range of 5% to 7%. However, with a slowing economy, higher fuel costs and planned reduced airline capacity, RevPar expectations are now generally flat for the full year 2008.

Real Estate Industry Fundamentals.    Despite a slowing economy and negative sentiment regarding the direction of the financial markets, real estate fundamentals remained stable during the first half of 2008. Occupancy levels held up and rents continued to increase, albeit at a slower pace. Property sales, however, slowed substantially as a result of tighter lending standards and wide differences between buyers and sellers regarding valuations. With limited transactions taking place, it is hard to estimate how much commercial property values have declined. Some estimates put the figure somewhere between negative 10% to negative 15%. What is clear, however, is that property values are no longer at levels seen in early 2007. Over the next six to twelve months, we expect downward pricing pressure to continue on commercial real estate.

For the balance of the year, we believe the economy will likely continue to struggle due to higher food and energy prices, lack of employment growth and a weak housing market. Lending will continue to be restricted, hampering overall economic growth as financial institutions continue to strengthen their balance sheets.

Real Estate Industry Technicals.    Throughout the first half of the year, the REIT market continued to exhibit high volatility. REITs started the year on a negative note, down almost 12% in mid-January, and rebounded sharply during March and April (up 6% during each month) following the Fed's and J.P. Morgan's rescue of Bear Stearns. Concern about additional write-offs from financial institutions sent the REIT market, along with other financial services companies, into negative territory during the month of June. REITs were down 11% in June and finished the first half of the year down 3.5%. Despite the volatility, REIT dedicated funds saw $3 billion of inflows during the first six months of the year, an encouraging sign after outflows of more than $9 billion from the period March to December 2007.

Fund Strategies, Techniques and Performance

Our primary objective is to earn and pay to our common shareholders a high level of current income by investing in hospitality and real estate companies. Our secondary objective is capital appreciation. There can be no assurance that we will achieve our investment objectives.

During the six months ended June 30, 2008, our total return on net asset value, or NAV (including NAV changes and assuming a hypothetical reinvestment of distributions at NAV), was negative 8.7%. During that same period, the total return for the MSCI US REIT Total Return Index (an unmanaged index of REIT common stocks) was negative 3.5% and the total return for the Merrill Lynch REIT Preferred Index (an unmanaged index of REIT preferred stocks) was 7.6%. We believe these two indices are relevant to us because our investments, excluding short term investments, as of June 30, 2008, included 51.4% REIT common stocks and 30.8% REIT preferred stocks. The S&P 500 Index (an unmanaged index published as Standard and Poor's Composite Index of 500 common stocks) total return for the six months ended June 30, 2008 was negative 11.9%.

As a result of the Fund's erosion in NAV and income from its investments during 2007 and 2008, the Fund's Board decided to lower the distribution rate to common shareholders in April in an effort to bring the distribution more in line with the Fund's earnings potential. During the past two years, the Fund's performance also has been impacted by the cost of litigation with a shareholder. This litigation has since been resolved.

Recent Developments

The Fund had recently been involved in litigation with one of its shareholders. The parties to this litigation entered into a settlement agreement in June 2008, and on July 1, 2008, the court granted the parties' joint motion to dismiss this litigation, effectively ending the litigation and its continuing costs to the Fund.

Recently, credit markets, including the market for auction rate securities, such as the Fund's $28 million of preferred shares, have experienced a liquidity crisis. To date, no auctions for the Fund's preferred shares have failed; however, an affiliate of the Fund's lead broker dealer for its preferred shares has purchased a significant amount of the Fund's preferred shares in the auctions. Please see the notes to the financial statements for more information.

Because of the decline in NAV during the last 15 months and the Fund's relatively small size, the the Fund's Board of Trustees is currently considering actions to reduce its expenses and otherwise enhance value for the Fund's shareholders. To this end, on August 26, 2008 we filed a preliminary joint proxy statement / prospectus with the Securities and Exchange Commission in connection with a proposed combination of the Fund with two other closed end RMR funds (RMR Real Estate Fund and RMR F.I.R.E. Fund). Both are managed by our advisor, RMR Advisors, Inc. If the combinations receive all shareholder approvals that are required and proceed, all three funds will become one new fund, RMR Real Estate Income Fund, a newly formed Delaware statutory trust which also will be managed by our advisor. The process of seeking approvals and completing the proposed combinations may take several months, and the combinations may or may not occur for various reasons.

Thank you for your continued support. For more information, please view our website, at www.rmrfunds.com.

Sincerely,

Adam D. Portnoy
President

August 27, 2008

Portfolio holdings by sub-sector as a percentage of investments
(as of June 30, 2008)*

Hospitality real estate	34%
Health care real estate	15%
Office real estate	10%
Diversified real estate	10%
Others, less than 10% each	31%

Total investments	100%

REITs	85%
Other	15%

Total investments	100%

*
These percentages represent the Fund's portfolio holdings by sub-sector as a percentage of total portfolio holdings and do not match with the percentages included in the Portfolio of Investments schedule which represent the Fund's portfolio holdings by sub-sector as a percentage of the Fund's net assets.

RMR Hospitality and Real Estate Fund
Portfolio of Investments – June 30, 2008 (unaudited)

Company	Shares	Value

Common Stocks – 98.0%
Real Estate Investment Trusts – 89.9%
Apartments – 5.7%
Apartment Investment & Management Co.	25,539	$869,858
Associated Estates Realty Corp.	5,600	59,976
BRE Properties, Inc.	6,000	259,680
Equity Residential	8,000	306,160
Essex Property Trust, Inc.	2,000	213,000
Home Properties, Inc.	7,500	360,450

		2,069,124

Diversified – 15.2%
CapLease, Inc.	41,404	310,116
Colonial Properties Trust	55,900	1,119,118
Cousins Properties, Inc.	14,400	332,640
Franklin Street Properties Corp.	3,000	37,920
iStar Financial, Inc.	6,000	79,260
Lexington Corporate Properties Trust	128,800	1,755,544
Liberty Property Trust	20,000	663,000
Mission West Properties, Inc.	3,000	32,880
National Retail Properties, Inc.	56,850	1,188,165
Washington Real Estate Investment Trust	300	9,015

		5,527,658

Health Care – 19.4%
Care Investment Trust, Inc.	6,900	65,067
HCP, Inc.	16,770	533,454
Health Care REIT, Inc.	61,640	2,742,980
LTC Properties, Inc.	10,000	255,600
Medical Properties Trust, Inc.	36,020	364,522
Nationwide Health Properties, Inc.	86,000	2,708,140
OMEGA Healthcare Investors, Inc.	7,700	128,205
Universal Health Realty Income Trust	7,600	228,000

		7,025,968

Hospitality – 15.1%
Ashford Hospitality Trust, Inc.	140,000	646,800
Entertainment Properties Trust	18,800	929,472
FelCor Lodging Trust, Inc.	39,500	414,750
Hersha Hospitality Trust	38,100	287,655
Host Hotels & Resorts, Inc.	44,000	600,600
LaSalle Hotel Properties	31,199	784,031
Strategic Hotels & Resorts, Inc.	12,000	112,440
Sunstone Hotel Investors, Inc.	23,000	381,800
Supertel Hospitality, Inc.	267,130	1,324,965

		5,482,513

See notes to financial statements and notes to portfolio of investments.

Industrial – 10.8%
AMB Property Corp.	1,000	$50,380
DCT Industrial Trust, Inc.	16,600	137,448
EastGroup Properties, Inc.	6,000	257,400
First Industrial Realty Trust, Inc.	104,160	2,861,275
ProLogis	11,000	597,850

		3,904,353

Manufactured Homes – 0.8%
Sun Communities, Inc.	15,450	281,654

Mortgage – 0.6%
Gramercy Capital Corp.	14,696	170,327
JER Investors Trust, Inc.	10,000	63,000

		233,327

Office – 9.3%
Brandywine Realty Trust	49,400	778,544
Corporate Office Properties Trust	11,500	394,795
Douglas Emmett, Inc.	8,300	182,351
Highwoods Properties, Inc.	40,900	1,285,078
Parkway Properties, Inc.	22,200	748,806

		3,389,574

Retail – 10.2%
Cedar Shopping Centers, Inc.	22,000	257,840
Developers Diversified Realty Corp.	2,000	69,420
Equity One, Inc.	3,000	61,650
Glimcher Realty Trust	27,400	306,332
Pennsylvania Real Estate Investment Trust	44,000	1,018,160
Ramco-Gershenson Properties Trust	12,000	246,480
Realty Income Corp.	54,200	1,233,592
Simon Property Group, Inc.	3,000	269,670
Tanger Factory Outlet Centers, Inc.	5,000	179,650
Urstadt Biddle Properties, Inc.	2,900	42,514

		3,685,308

Specialty – 1.4%
Getty Realty Corp.	34,000	489,940

Storage – 1.4%
Sovran Self Storage, Inc.	4,100	170,396
U-Store-It Trust	29,100	347,745

		518,141

Total Real Estate Investment Trusts (Cost $38,412,413)		32,607,560

See notes to financial statements and notes to portfolio of investments.

Other – 8.1%
Abingdon Investment, Ltd. (a)(b)	200,000	$1,184,000
American Capital Strategies, Ltd.	3,500	83,195
Brookfield Properties Corp.	5,000	88,950
DHT Maritime, Inc.	16,000	160,480
Iowa Telecommunication Services, Inc.	20,800	366,288
MCG Capital Corp.	11,000	43,780
Seaspan Corp.	33,400	802,268
Wyndham Worldwide Corp. (c)	11,000	197,010

Total Other (Cost $3,924,354)		2,925,971

Total Common Stocks (Cost $42,336,767)		35,533,531

Preferred Stocks – 54.4%
Real Estate Investment Trusts – 53.9%
Apartments – 1.5%
Apartment Investment & Management Co., Series U	24,000	558,000

Diversified – 2.5%
Digital Realty Trust, Inc., Series A	15,000	346,200
Duke Realty Corp., Series O	4,000	95,480
LBA Realty LLC, Series B	30,000	468,750

		910,430

Health Care – 6.9%
Health Care REIT, Inc., Series F	40,000	936,000
Health Care REIT, Inc., Series G	20,000	638,400
LTC Properties, Inc., Series F	40,000	922,800

		2,497,200

Hospitality – 32.3%
Ashford Hospitality Trust, Series A	46,000	810,980
Ashford Hospitality Trust, Series D	70,000	1,240,400
Eagle Hospitality Properties Trust, Inc., Series A(b)	28,000	280,000
FelCor Lodging Trust, Inc., Series C	60,000	1,161,000
Hersha Hospitality Trust, Series A	52,000	1,071,200
Host Marriott Corp., Series E	100,000	2,500,000
Innkeepers USA Trust, Series C	27,000	333,450
LaSalle Hotel Properties, Series D	50,000	979,500
LaSalle Hotel Properties, Series E	62,200	1,299,980
LaSalle Hotel Properties, Series G	10,000	184,400
Strategic Hotels & Resorts, Inc., Series A	10,000	178,000
Strategic Hotels & Resorts, Inc., Series C	40,000	768,000
Sunstone Hotel Investors, Inc., Series A	50,000	925,000

		11,731,910

See notes to financial statements and notes to portfolio of investments.

Office – 8.5%
Alexandria Real Estate Equities, Inc., Series C	60,000	$1,476,000
SL Green Realty Corp., Series D	70,000	1,610,000

		3,086,000

Retail – 2.2%
Cedar Shopping Centers, Inc., Series A	32,000	780,800

Total Real Estate Investment Trusts (Cost $23,265,491)		19,564,340

Other – 0.5%
Hilltop Holdings, Inc., Series A	9,600	182,400

Total Other (Cost $201,581)		182,400

Total Preferred Stocks (Cost $23,467,072)		19,746,740

Debt Securities – 12.8%
Hospitality – 12.8%
American Real Estate Partners LP, 8.125%, 06/01/2012	2,000,000	1,920,000
FelCor Lodging LP, 8.50%, 06/01/2011 (d)	1,600,000	1,564,000
Six Flags Operations, Inc., 12.25%, 07/15/2016 (a)	1,232,000	1,136,520

Total Debt Securities (Cost $4,815,623)		4,620,520

Other Investment Companies – 9.9%
Alpine Total Dynamic Dividend Fund	69,100	1,028,208
Cohen & Steers Premium Income Realty Fund, Inc.	16,962	255,108
Cohen & Steers REIT and Preferred Income Fund, Inc.	14,500	276,950
Eaton Vance Enhanced Equity Income Fund II	22,700	389,532
LMP Real Estate Income Fund, Inc.	39,379	602,499
Neuberger Berman Real Estate Securities Income Fund, Inc.	66,952	626,001
The Zweig Total Return Fund, Inc.	94,700	418,574

Total Other Investment Companies (Cost $4,657,275)		3,596,872

See notes to financial statements and notes to portfolio of investments.

Company	Shares or Principal Amount	Value

Short-Term Investments – 0.7%
Other Investment Companies – 0.7%
Dreyfus Cash Management, Institutional Shares, 2.66% (e) (Cost $267,571)	267,571	$267,571

Total Investments – 175.8% (Cost $75,544,308)		63,765,234

Other assets less liabilities – 1.4%		516,037
Preferred Shares, at liquidation preference – (77.2)%		(28,000,000)

Net Assets applicable to common shareholders – 100%		$36,281,271

Notes to Portfolio of Investments

(a)
Rule 144A securities. Securities restricted for resale to Qualified Institutional Buyers (6.4% of net assets).
(b)
As of June 30, 2008, the Fund held securities fair valued in accordance with policies adopted by the board of trustees aggregating $1,464,000 and 2.3% of market value.
(c)
A hospitality company.
(d)
Also a Real Estate Investment Trust.
(e)
Rate reflects 7 day yield as of June 30, 2008.

See notes to financial statements.

RMR Hospitality and Real Estate Fund

Financial Statements

Statement of Assets and Liabilities

June 30, 2008 (unaudited)

Assets
Investments in securities, at value (cost $75,544,308)	$63,765,234
Cash	370
Dividends and interest receivable	735,591
Other assets	3,812

Total assets	64,505,007

Liabilities
Advisory fee payable	33,464
Distributions payable – preferred shares	32,278
Accrued expenses and other liabilities	157,994

Total liabilities	223,736

Preferred shares, at liquidation preference
Auction preferred shares, Series Th; $.001 par value per share; 1,120 shares issued and outstanding at $25,000 per share liquidation preference	28,000,000

Net assets attributable to common shares	$36,281,271

Composition of net assets
Common shares, $.001 par value per share; unlimited number of shares authorized, 2,485,000 shares issued and outstanding	$2,485
Additional paid-in capital	46,967,809
Undistributed net investment income	39,496
Accumulated net realized gain on investment transactions	1,050,555
Net unrealized depreciation on investments	(11,779,074)

Net assets attributable to common shares	$36,281,271

Net asset value per share attributable to common shares (based on 2,485,000 common shares outstanding)	$14.60

See notes to financial statements.

RMR Hospitality and Real Estate Fund
Financial Statements – continued

Statement of Operations

Six Months Ended June 30, 2008 (unaudited)

Investment Income
Dividends (cash distributions received or due, net of foreign taxes withheld of $210)	$2,678,693
Interest	252,996

Total investment income	2,931,689

Expenses
Advisory	290,194
Audit and legal	641,534
Administrative	46,512
Preferred share remarketing	35,325
Custodian	29,951
Compliance and internal audit	17,344
Shareholder reporting	15,067
Trustees' fees and expenses	8,900
Other	45,248

Total expenses	1,130,075
Less: expense waived by the Advisor	(85,351)

Net expenses	1,044,724

Net investment income	1,886,965

Realized and unrealized gain (loss) on investments
Net realized gain on investments	56,318
Net change in unrealized appreciation/(depreciation) on investments	(4,760,956)

Net realized and unrealized loss on investments	(4,704,638)

Distributions to preferred shareholders from net investment income	(607,454)

Net decrease in net assets attributable to common shares resulting from operations	$(3,425,127)

See notes to financial statements.

RMR Hospitality and Real Estate Fund

Financial Statements – continued

Statements of Changes in Net Assets

	Six Months Ended June 30, 2008 (unaudited)	Year Ended December 31 2007

Increase (decrease) in net assets resulting from operations
Net investment income	$1,886,965	$1,567,243
Net increase from payments by affiliates	—	1,036
Net realized gain on investments	56,318	1,434,411
Net change in unrealized appreciation/(depreciation) on investments	(4,760,956)	(18,455,574)
Distributions to preferred shareholders from:
Net investment income	(607,454)	(318,275)
Net realized gain on investments	—	(1,138,397)

Net decrease in net assets attributable to common shares resulting from operations	(3,425,127)	(16,909,556)

Distributions to common shareholders from:
Net investment income	(1,240,015)	(1,274,968)
Net realized gain on investments	—	(5,186,032)

Total decrease in net assets attributable to common shares	(4,665,142)	(23,370,556)
Net assets attributable to common shares
Beginning of period	40,946,413	64,316,969

End of period (including undistributed net investment income of $39,496 and $0, respectively)	$36,281,271	$40,946,413

Common shares issued and repurchased
Shares outstanding, beginning of period	2,485,000	2,485,000
Shares issued	—	—

Shares outstanding, end of period	2,485,000	2,485,000

See notes to financial statements.

RMR Hospitality and Real Estate Fund

Financial Highlights

Selected Data For A Common Share Outstanding Throughout Each Period

	Six Months Ended June 30, 2008 (unaudited)		Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2005	For the Period April 27, 2004(a) to December 31, 2004

Per Common Share Operating Performance (b)
Net asset value, beginning of period	$16.48		$25.88	$21.88	$22.94	$19.28	(c)

Income from Investment Operations
Net investment income (d)	.76	(e)	.63	1.08	1.13	.71
Net realized and unrealized appreciation/(depreciation) on investments	(1.90	)(e)	(6.84)	4.95	(.19)	3.95
Distributions to preferred shareholders (common stock equivalent basis) from:
Net investment income	(.24	)(e)	(.13)	(.30)	(.16)	(.06)
Net realized gain on investments	—	(e)	(.46)	(.23)	(.11)	(.01)

Net increase (decrease) in net asset value from operations	(1.38)		(6.80)	5.50	.67	4.59
Less: Distributions to common shareholders from:
Net investment income	(.50	)(e)	(.51)	(.85)	(.96)	(.65)
Net realized gain on investments	—	(e)	(2.09)	(.65)	(.65)	(.10)
Common share offering costs charged to capital	—		—	—	—	(.04)
Preferred share offering costs charged to capital	—		—	—	(.12)	(.14)

Net asset value, end of period	$14.60		$16.48	$25.88	$21.88	$22.94

Market price, beginning of period	$14.38		$22.95	$18.21	$19.98	$20.00

Market price, end of period	$13.04		$14.38	$22.95	$18.21	$19.98

Total Return (f)(g)
Total investment return based on:
Market price (h)	(6.06)%		(28.11)%	35.54%	(0.73)%	3.93%
Net asset value (h)	(8.68)%		(28.15)%	25.89%	2.54%	23.16%

Ratios/Supplemental Data:
Ratio to average net assets attributable to common shares of:
Net investment income, before total preferred share distributions (d)	9.33	%(e)(i)	2.72%	4.50%	5.04%	4.96	%(i)
Total preferred share distributions	3.00%	(i)	2.53%	2.23%	1.20%	0.50	%(i)
Net investment income, net of preferred share distributions (d)	6.33%	(e)(i)	0.19%	2.27%	3.84%	4.46%	(i)
Expenses, net of fee waivers	5.17%	(i)	5.40%	3.13%	1.80%	1.86%	(i)
Expenses, before fee waivers	5.59%	(i)	5.77%	3.49%	2.14%	2.18%	(i)
Portfolio Turnover Rate	7.67%		41.36%	45.70%	23.95%	20.83%
Net assets attributable to common shares, end of period (000s)	$36,281		$40,946	$64,317	$54,377	$57,005
Preferred shares, liquidation preference ($25,000 per share) (000s)	$28,000		$28,000	$28,000	$28,000	$17,000
Asset coverage per preferred share (j)	$57,394		$61,569	$82,426	$73,551	$108,830
(a)
Commencement of operations.
(b)
Based on average shares outstanding.
(c)
Net asset value at April 27,2004, reflects the deduction of the average sales load and offering costs of $0.72 per share paid by the holders of common shares from the $20.00 offering price. We paid a sales load and offering cost of $0.90 per share on 2,000,000 common shares sold to the public and no sales load or offering costs on 480,000 common shares sold to affiliates of RMR Advisors for $20 per share.
(d)
Amounts are net of expenses waived by RMR Advisors.
(e)
As discussed in Note A (8) to the financial statements, these amounts are subject to change to the extent 2008 distributions by the issuers of the Fund's investments are characterized as capital gains and return of capital.
(f)
The impact of the net increase in payments by affiliates is less than $0.005/share.
(g)
Total returns for periods of less than one year are not annualized.
(h)
Total return based on per share market price assumes the purchase of common shares at the market price on the first day and sales of common shares at the market price on the last day of the period indicated; dividends and distributions, if any, are assumed to be reinvested at market prices on the ex-dividend date. The total return based on net asset value, or NAV, assumes the purchase of common shares at NAV on the first day and sales of common shares at NAV on the last day of the period indicated; distributions are assumed to be reinvested at NAV on the ex-dividend date. Results represent past performance and do not guarantee future results.
(i)
Annualized.
(j)
Asset coverage per share equals net assets attributable to common shares plus the liquidation preference of the preferred shares divided by the total number of preferred shares outstanding at the end of the period.

See notes to financial statements.

RMR Hospitality and Real Estate Fund
Notes to Financial Statements

June 30, 2008 (unaudited)

Note A

(1)  Organization

RMR Hospitality and Real Estate Fund, or the Fund, was organized as a Massachusetts business trust on January 27, 2004, and is registered under the Investment Company Act of 1940, as amended, or the 1940 Act, as a diversified closed-end management investment company. The Fund had no operations until April 27, 2004, other than matters relating to the Fund's establishment and registration of the Fund's common shares under the Securities Act of 1933

(2)  Interim Financial Statements

The accompanying June 30, 2008 financial statements have been prepared without audit. The Fund believes that disclosures made are adequate to make the information presented not misleading. In the opinion of the Fund's management, all adjustments, which include normal recurring adjustments considered necessary for a fair presentation, have been included. The Fund's operating results for this interim period are not necessarily indicative of the results that may be expected on an annual basis in the future.

(3)  Use of Estimates

Preparation of these financial statements in conformity with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that may affect the amounts reported in the financial statements and related notes. The actual results could differ from these estimates particularly for reasons described in Note A (8), and for other reasons.

(4)  Portfolio Valuation

Investment securities of the Fund are valued at the latest sales price whenever that price is readily available on that day; securities for which no sales were reported on that day, unless otherwise noted, are valued at the average of the closing bid and ask prices on that day. Securities traded primarily on the NASDAQ Stock Market, or NASDAQ, are normally valued by the Fund at the NASDAQ Official Closing Price, or NOCP, provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Some fixed income securities may be valued using pricing provided by a pricing service. Any of the Fund's securities which are not readily marketable, which are not traded or which have other characteristics of illiquidity are valued by the Fund at fair value as determined in good faith under the supervision of the Fund's board of trustees. Numerous factors may be considered when determining fair value of a security, including cost at date of purchase, type of security, the nature and duration of restrictions on disposition of the security and whether the issuer of the security being fair valued has other securities of the same type outstanding. Short term debt securities with less than 60 days until maturity may be valued at cost plus interest accrued, which approximates market value.

(5)  Fair Value Measurements

The Fund has adopted the provisions of Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements, or FAS 157, effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. FAS 157 established a three tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk; for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•
Level 1 – quoted prices in active markets for identical investments

•
Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•
Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value during the six months ended June 30, 2008 maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund utilized broker quotes, company financial information and other market indicators to value the securities whose prices were not readily available.

The following is a summary of the inputs used as of June 30, 2008, in valuing the Fund's investments carried at value:

Valuation Inputs	Investments in Securities
Level 1 – Quoted prices	$62,301,234
Level 2 – Other significant observable inputs	280,000
Level 3 – Significant unobservable inputs	1,184,000

Total	$63,765,234

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities Characterized as Level 3
Balance as of 12/31/07	$1,592,000
Accrued discounts/premiums	—
Realized gain/loss and change in unrealized appreciation/depreciation	(408,000)
Net purchases/sales	—
Net transfers in and/or out of Level 3	—

Balance, as of 06/30/08	$1,184,000

Net change in unrealized appreciation/depreciation from investments still held as of 06/30/08	$(408,000)

(6)  Securities Transactions and Investment Income

Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on an identified cost basis.

(7)  Taxes

The Fund has qualified and intends to qualify in the future as a "regulated investment company" and to comply with the applicable provisions of subchapter M of the Internal Revenue Code of 1986, as amended, so that it will generally not be subject to federal income tax. However, the Fund may be subject to a 4% excise tax to the extent the Fund does not distribute substantially all taxable earnings each year.

Some foreign governments may subject the Fund's investment income and securities sales to withholding or other taxes. For the six months ended June 30, 2008, $210 of foreign taxes have been withheld from distributions to the Fund and recorded as a reduction of dividend income.

(8)  Distributable Earnings

The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to pay a stable distribution amount to common shareholders on a monthly basis and distributions to Fund shareholders are declared pursuant to this policy. On July 11, 2008, the Fund declared regular monthly distributions of $0.083 per common share payable in July, August and September 2008. Distributions to shareholders are recorded on the ex-dividend date. The Fund's distributions may consist of ordinary income (net investment income and short term capital gains), long term capital gains and return of capital. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carry-forwards, it is the policy of the Fund not to distribute such gains. Distributions to preferred shareholders are determined as described in Note D.

The Fund has substantial investments in real estate investment trusts, or REITs, which are generally not subject to federal income taxes. Distributions that the Fund receives from REITs can be classified as ordinary income, capital gain income or return of capital by the REITs that make these distributions to the Fund. However, it is not possible to characterize distributions received from REITs during interim periods because the issuers do not report their tax characterization until subsequent to year end. Final characterization of the Fund's 2008 distributions to shareholders is also dependent upon the magnitude or timing of the Fund's securities transactions prior to year end. Therefore it is likely that some portion of the Fund's 2008 investment income and distributions to shareholders will be recharacterized as long term capital gain and return of capital for financial statement and federal income tax purposes subsequent to year end and reflected accordingly in the Fund's year end financial statements.

Although subject to adjustments, the cost, gross unrealized appreciation and unrealized depreciation of the Fund's investments for federal income tax purposes as of June 30, 2008, are as follows:

Cost	$75,544,308

Gross unrealized appreciation	$3,372,742
Gross unrealized depreciation	(15,151,816)

Net unrealized appreciation/(depreciation)	$(11,779,074)

(9)  Concentration of Risk

Under normal market conditions, the Fund's investments are concentrated in income producing common shares, preferred shares and debt securities, including convertible preferred and debt securities, issued by hospitality and real estate companies and REITs. The value of Fund shares may fluctuate more than the shares of a fund not concentrated in the hospitality and real estate industries due to economic, legal, regulatory, technological or other developments affecting the United States hospitality and real estate industries.

Note B

Advisory and Administration Agreements and Other Transactions with Affiliates

The Fund has an advisory agreement with RMR Advisors, Inc., or RMR Advisors, to provide the Fund with a continuous investment program, to make day-to-day investment decisions and to generally manage the business affairs of the Fund in accordance with its investment objectives and policies. Pursuant to the agreement, RMR Advisors is compensated at an annual rate of 0.85% of the Fund's average daily managed assets. Managed assets means the total assets of the Fund less liabilities other than any indebtedness entered into for purposes of leverage. For purposes of calculating managed assets, the liquidation preference of preferred shares is not considered a liability.

RMR Advisors has contractually agreed to waive a portion of its annual fee equal to 0.25% of the Fund's average daily managed assets from April 27, 2004 until April 27, 2009. The Fund incurred net advisory fees of $204,843 during the six months ended June 30, 2008. The amount of fees waived by the Advisor was $85,351 for the six months ended June 30, 2008.

RMR Advisors also performs administrative functions for the Fund pursuant to an administration agreement with the Fund. RMR Advisors has entered into a subadministration agreement with State Street Bank and Trust Company, or State Street, to perform substantially all fund accounting and other administrative services. Under the administration agreement, RMR Advisors is entitled to reimbursement of the cost of providing administrative services. The Fund reimbursed RMR Advisors for $46,512 of subadministrative fees charged by State Street for the six months ended June 30, 2008.

Each trustee who is not a director, officer or employee of RMR Advisors and who is not an "interested person" of the Fund as defined under the 1940 Act is considered to be a "disinterested trustee". Disinterested trustees are each paid by the Fund an annual fee plus attendance fees for board and committee meetings. The Fund incurred $8,900 of trustee fees and expenses during the six months ended June 30, 2008.

The Fund's board of trustees and separately the disinterested trustees authorized the Fund to make reimbursement payments to RMR Advisors for costs related to the Fund's compliance and internal audit programs. The Fund incurred $17,344 of compliance and internal audit expense during the six months ended June 30, 2008. The Fund also participates in pooled insurance programs with RMR Advisors and other funds managed by RMR Advisors and makes payments of allocated portions of related premiums. The Fund incurred $6,388 of insurance expense during the six months ended June 30, 2008.

Note C

Securities Transactions

During the six months ended June 30, 2008, there were purchases and sales transactions (excluding short term securities) of $5,612,914 and $5,182,518 respectively. Brokerage commissions on securities transactions amounted to $11,870 during the six months ended June 30, 2008.

Note D

Preferred Shares

The Fund's 1,120 outstanding Series Th auction preferred shares have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid distributions. The preferred shares are senior to the Fund's common shares and rank on parity with any other class or series of preferred shares of the Fund as to the payment of periodic distributions, including distribution of assets upon liquidation. If the Fund does not timely cure a failure to (1) maintain asset coverage for the preferred shares as required by rating agencies, or (2) maintain asset coverage, as defined in the 1940 Act, of at least 200%, the preferred shares will be subject to redemption in an amount equal to their liquidation preference plus accumulated but unpaid distributions. The holders of the preferred shares have voting rights equal to the holders of the Fund's common shares and generally vote together with the holders of the common shares as a single class. Holders of the preferred shares, voting as a separate class, also are entitled to elect two of the Fund's trustees. The Fund pays distributions on the preferred shares at a rate set at auctions held generally every seven days. Distributions are generally payable every seven days, on the first business day following the end of a distribution period. The preferred share distribution rate was 4.15% per annum as of June 30, 2008.

To date, no auctions for preferred securities of the Fund have failed to attract sufficient clearing bids. However, an affiliate of the Fund's lead broker-dealer for its preferred securities has purchased a significant amount of the Fund's preferred securities in the auctions. If this affiliate of the Fund's lead broker-dealer had not been supporting the Fund's auctions, the auctions likely would have failed and holders of the Fund's preferred shares would not have been able to sell their preferred shares in the auctions. There can be no assurance that this or any other affiliate of the Fund's lead broker-dealer would purchase Fund preferred shares in any future auction of Fund preferred securities or that the Fund will not have any auction for its preferred securities fail. If an auction of the Fund's preferred shares should fail, the dividend rate for the next succeeding dividend period is set according to a pre-determined formula, and the resulting rate may be higher than the rate which the Fund would otherwise pay as a result of a successful auction. In addition, if an auction fails, holders of the Fund's preferred shares may not be able to sell their preferred shares in that auction. If auctions for the Fund's preferred shares fail, or if market conditions generally frustrate the Fund's ability to enhance investment results through the investment of capital attributable to its outstanding preferred shares, such factors may necessitate a change in the form and/or amount of investment leverage used by the Fund. The Fund has no current intention to change the form or degree of investment leverage that it uses. The use of alternative forms of leverage and/or a reduction in the degree of investment leverage used by the Fund in its investment program could result in reduced investment returns for common shareholders as compared to the returns that historically have been achieved by the Fund through the use of preferred share leverage in favorable market conditions. The Fund proactively manages compliance with asset coverage and other financial ratio requirements applicable to the preferred shares. In order to facilitate compliance with such requirements, and without further notice of its intention to do so, the Fund may from time to time purchase or otherwise acquire its outstanding preferred shares in the open market, in other nondiscriminatory secondary market transactions, pursuant to tender offers or other offers to repurchase preferred shares, or in other permissible purchase transactions, and also may from time to time call or redeem preferred shares in accordance with their terms..

Note E

Submission of Proposals to a Vote of Shareholders

The annual meeting of Fund shareholders was held on April 7, 2008. Following is a summary of the proposal submitted to shareholders for vote at the meeting and votes cast:

Proposal	Votes for	Votes withheld	Votes abstained
Common and Preferred Shares
Election of John L. Harrington as an Independent Trustee until the 2011 annual meeting.	1,984,910	213,309	—

The following trustees' terms of office as trustee continued after the Fund's annual meeting: Barry M. Portnoy, Gerard M. Martin, Frank J. Bailey and Arthur G. Koumantzelis.

Note F

Litigation and Legal Fees

The Fund had recently been involved in litigation with its shareholder, Bulldog Investors General Partnership. The purpose of this litigation was to enforce provisions of the Fund's declaration of trust which generally limits ownership of the Fund to not more than 9.8% of the Fund's outstanding shares. The parties to this litigation entered into a settlement agreement in June 2008, and on July 1, 2008 the court granted the parties' joint motion to dismiss this litigation, effectively ending the litigation. During the six month period ended June 30, 2008, the Fund incurred approximately $401,133 of expenses in connection with the Bulldog litigation and related matters.

RMR F.I.R.E. Fund
June 30, 2008

To our shareholders,

In the pages that follow, you will find data summarizing our financial results for the six months ended June 30, 2008, and our financial position as of June 30, 2008.

Relevant Market Conditions

Financial Services Industry Fundamentals.    The financial markets are in disarray. The Fed has engaged in various activities to provide support to these markets. For example, since the beginning of the year, it has lowered the federal funds rate 225 basis points to 2%, injected liquidity into the market by introducing three new lending facilities and orchestrated the rescue of Bear Stearns in mid March. Equity markets recovered in April partly because market participants believed that the Fed would serve as a backstop for financial institutions. Inflation, however, continued to remove billions of dollars from the economy because of higher food and gas prices; it appears that the anticipated boost to the economy from the government's recent federal income tax rebate program instead went mostly to pay for the higher cost of living.

The housing market continued to deteriorate in the first half of the year despite the Fed's efforts to inject liquidity into the financial markets and the government's tax rebates to the boost consumer spending. Banks with exposure to the housing market in the form of mortgage backed securities and other derivatives have been plagued with write-downs because the values of these securities have continued to decline. Financial Industry capital adequacy ratios have also deteriorated, forcing banks to raise expensive capital to shore up their balance sheets. In an effort to preserve capital, banks have been reluctant to lend, adding more downward pressure to an already weak economy.

Real Estate Industry Fundamentals.    Despite a slowing economy and negative sentiment regarding the direction of the financial markets, real estate fundamentals remained relatively stable during the first half of 2008. Occupancy levels held up and rents generally continued to increase, albeit at a slower pace. Property sales, however, slowed substantially as a result of tighter lending standards and wide differences between buyers and sellers regarding valuations. With limited transactions taking place, it is hard to estimate how much commercial property values have declined. Some estimates put the figure somewhere between negative 10% to negative 15%. What is clear, however, is that property values are no longer at levels seen in early 2007.

For the balance of the year, we believe the economy will likely continue to struggle due to higher food and energy prices, lack of employment growth and a weak housing market. Lending will continue to be restricted, hampering overall economic growth as financial institutions continue to strengthen their balance sheets.

Real Estate Industry Technicals.    Throughout the first half of the year, the REIT market continued to exhibit high volatility. REITs started the year on a negative note, down almost 12% in mid-January, and rebounded sharply during March and April (up 6% during each month) following the Fed's and J.P. Morgan's rescue of Bear Stearns. Concern about additional write-offs from financial institutions sent the REIT market, along with other financial services companies, into negative territory during the month of June. REITs were down 11% in June and finished the first half of the year down 3.5%. Despite the volatility, REIT dedicated funds saw $3 billion of inflows during the first six months of the year, an encouraging sign after outflows of more than $9 billion from the period March to December 2007.

Fund Strategies, Techniques and Performance

Our investment objective is to provide high total returns to our common shareholders through a combination of capital appreciation and current income. There can be no assurance that we will achieve our investment objective.

During the six months ended June 30, 2008, our total return on net asset value, or NAV (including NAV changes and assuming a hypothetical reinvestment of distributions at NAV), was negative 16.1%. During the same period, the S&P 500 Financial Sector Index (an unmanaged index of financial services common stocks) total return was negative 29.7%, the total return for the MSCI US REIT Total Return Index (an unmanaged index of REIT common stocks) was negative 3.5% and the Merrill Lynch REIT Preferred Index (an unmanaged index of REIT preferred stocks) was 7.6%. We believe these three indices are relevant to us because our investments, excluding short term investments, as of June 30, 2008, included 12% financial services stocks, 35% REIT common stocks and 43% REIT preferred stocks. The S&P 500 Index (an unmanaged index published as Standard and Poor's Composite Index of 500 common stocks) total return for the six months ended June 30, 2008 was negative 11.9%.

The fund's negative performance during the first half of the year was greatly influenced by our concentration in financial institutions, which were down significantly in the first half of the year. As a result of the Fund's erosion in NAV and income from its investments during 2007 and into 2008, the Fund's Board decided to lower the distribution rate to common shareholders in April in an effort to bring the distribution more in line with the Fund's earnings potential. Also, in August of 2008 we redeemed $3.5 million of our outstanding preferred shares in order to maintain leverage ratios in light of the decline in the Fund's NAV.

Recent Developments

Recently, credit markets, including the market for auction rate securities, such as the Fund's $12.5 million preferred shares, have experienced a liquidity crisis. To date, no auctions for the Fund's preferred shares have failed; however, an affiliate of the Fund's lead broker dealer for its preferred shares has purchased a significant amount of the Fund's preferred shares in the auctions. Please see the notes to the financial statements for more information.

Because of the decline in NAV during the last 15 months and the Fund's relatively small size, the Fund's Board of Trustees is currently considering actions to reduce expenses and otherwise enhance value for the Fund's shareholders. To this end, on August 26, 2008 we filed a preliminary joint proxy statement / prospectus with the Securities and Exchange Commission in connection with a proposed combination of the Fund with two other closed end RMR funds (RMR Real Estate Fund and RMR Hospitality and Real Estate Fund). Both are managed by our advisor, RMR Advisors, Inc. If the combinations receive all shareholder approvals that are required and proceed, all three funds will become one new fund, RMR Real Estate Income Fund, a newly formed Delaware statutory trust which also will be managed by our advisor. The process of seeking approvals and completing the proposed combinations may take several months, and the combinations may or may not occur for various reasons.

Thank you for your continued support. For more information, please view our website, at www.rmrfunds.com.

Sincerely,

Adam D. Portnoy
President

August 27, 2008

RMR F.I.R.E. Fund
June 30, 2008

Portfolio holdings by sub-sector as a percentage of investments
(as of June 30, 2008) *

Banks & Thrifts	6%
Other Financial Services	6%
Hospitality REITs	16%
Apartment REITs	13%
Healthcare REITs	12%
Diversified REITs	11%
Other REITs less than 10%	26%
Other	10%

Total investments	100%

Real Estate	78%
Financial Services	12%
Other	10%

Total investments	100%

*
These percentages represent the Fund's portfolio holdings by sub-sector as a percentage of total portfolio holdings and do not match with the percentages included in the Portfolio of Investments schedule which represent the Fund's portfolio holdings by sub-sector as a percentage of the Fund's total net assets.

Company	Shares	Value

Common Stocks – 90.4%
Financial Services – 16.8%
Banks – 9.4%
Bank of America Corp.	10,000	$238,700
Fifth Third Bancorp	3,000	30,540
First Commonwealth Financial Corp.	28,000	261,240
First Horizon National Corp.	11,400	84,702
Firstmerit Corp.	12,800	208,768
FNB Corp.	28,500	335,730
KeyCorp	7,000	76,860
National City Corp.	12,400	59,148
Regions Financial Corp.	4,000	43,640
Trustco Bank Corp. NY	23,400	173,628
U.S. Bancorp	1,000	27,890

		1,540,846

Thrifts – 2.5%
Beverly Hills Bancorp, Inc.	58	98
Flagstar Bancorp, Inc.	25,000	75,250
IndyMac Bancorp, Inc.	5,500	3,410
New York Community Bancorp, Inc.	18,200	324,688

		403,446

Other Financial Services – 4.9%
American Capital Strategies, Ltd.	2,000	47,540
Centerline Holding Co.	44,200	73,814
Fannie Mae	13,000	253,630
Friedman Billings Ramsey Group, Inc. *	54,000	81,000
MCG Capital Corp.	32,000	127,360
Visa, Inc. – Class A(a)	2,730	221,976

		805,320

Total Financial Services (Cost $8,472,515)		2,749,612

Real Estate – 66.0%
Apartments – 7.0%
AvalonBay Communities, Inc. *	3,000	267,480
BRE Properties, Inc. *	4,000	173,120
Home Properties, Inc. *	300	14,418
Mid-America Apartment Communities, Inc. *	9,600	489,984
UDR, Inc. *	9,000	201,420

		1,146,422

See notes to financial statements and notes to portfolio of investments.

Diversified – 11.1%
CapLease, Inc. *	15,000	$112,350
Colonial Properties Trust *	15,780	315,915
Cousins Properties, Inc. *	6,900	159,390
Duke Realty Corp. *	7,500	168,375
DuPont Fabros Technology, Inc. *	2,500	46,600
Franklin Street Properties Corp. *	3,000	37,920
iStar Financial, Inc. *	16,000	211,360
Lexington Corporate Properties Trust *	56,400	768,732
National Retail Properties, Inc. *	143	2,989

		1,823,631

Health Care – 15.2%
Care Investment Trust, Inc. *	8,550	80,627
HCP, Inc. *	8,850	281,518
Health Care REIT, Inc. *	11,904	529,728
Healthcare Realty Trust, Inc. *	18,500	439,745
Medical Properties Trust, Inc. *	24,365	246,574
Nationwide Health Properties, Inc. *	26,400	831,336
OMEGA Healthcare Investors, Inc. *	5,000	83,250

		2,492,778

Hospitality – 5.5%
Ashford Hospitality Trust, Inc. *	51,000	235,620
DiamondRock Hospitality Co. *	14,000	152,460
FelCor Lodging Trust, Inc. *	14,359	150,770
Host Hotels & Resorts, Inc. *	10,000	136,500
LaSalle Hotel Properties *	5,400	135,702
Sunstone Hotel Investors, Inc. *	5,000	83,000

		894,052

Industrial – 7.0%
DCT Industrial Trust, Inc. *	5,200	43,056
First Industrial Realty Trust, Inc. *	40,200	1,104,294

		1,147,350

Manufactured Homes – 3.0%
Sun Communities, Inc. *	27,000	492,210

See notes to financial statements and notes to portfolio of investments.

Mortgage – 4.9%
Alesco Financial, Inc. *	142,400	$284,800
Anthracite Capital, Inc. *	15,000	105,600
Gramercy Capital Corp. *	14,394	166,826
JER Investors Trust, Inc. *	10,000	63,000
Newcastle Investment Corp. *	26,500	185,765

		805,991

Office – 6.3%
BioMed Realty Trust, Inc. *	7,000	171,710
Boston Properties, Inc. *	2,000	180,440
Brookfield Properties Corp.	5,000	88,950
Parkway Properties, Inc. *	300	10,119
SL Green Realty Corp. *	7,000	579,040

		1,030,259

Retail – 4.3%
CBL & Associates Properties, Inc. *	3,000	68,520
Developers Diversified Realty Corp. *	3,000	104,130
Equity One, Inc. *	3,000	61,650
Glimcher Realty Trust *	19,300	215,774
Realty Income Corp. *	200	4,552
Simon Property Group, Inc. *	2,000	179,780
Tanger Factory Outlet Centers, Inc. *	2,000	71,860

		706,266

Specialty – 1.0%
Getty Realty Corp. *	4,000	57,640
Resource Capital Corp. *	15,588	112,390

		170,030

Storage – 0.7%
U-Store-It Trust *	8,900	106,355

Total Real Estate (Cost $16,533,329)		10,815,344

Other – 7.6%
Abingdon Investment, Ltd. (b)(c)	100,000	592,000
Iowa Telecommunication Services, Inc.	37,500	660,375

Total Other (Cost $1,631,150)		1,252,375

Total Common Stocks (Cost $26,636,994)		14,817,331

See notes to financial statements and notes to portfolio of investments.

Preferred Stocks – 85.9%
Real Estate – 80.7%
Apartments – 17.4%
Apartment Investment & Management Co., Series U *	32,500	$755,625
Apartment Investment & Management Co., Series V *	27,700	631,560
Apartment Investment & Management Co., Series Y *	65,000	1,467,700

		2,854,885

Diversified – 10.4%
Cousins Properties, Inc., Series B *	20,000	435,600
Digital Realty Trust, Inc., Series A *	20,000	461,600
Duke Realty Corp., Series O *	4,000	95,480
LBA Realty LLC, Series B *	45,000	703,125

		1,695,805

Health Care – 6.6%
Health Care REIT, Inc., Series F *	26,900	629,460
OMEGA Healthcare Investors Inc., Series D *	19,000	456,000

		1,085,460

Hospitality – 24.2%
Ashford Hospitality Trust, Series D *	32,000	567,040
Eagle Hospitality Properties Trust, Inc., Series A * (c)	14,000	140,000
Entertainment Properties Trust, Series B *	40,000	839,600
FelCor Lodging Trust, Inc., Series C *	64,000	1,238,400
Grace Acquisition I, Inc., Series B * (c)	50,000	500,000
Host Marriott Corp., Series E *	10,000	250,000
Strategic Hotels & Resorts, Inc., Series A *	10,000	178,000
Strategic Hotels & Resorts, Inc., Series B *	13,700	246,600

		3,959,640

Manufactured Homes – 0.8%
Hilltop Holdings, Inc., Series A	6,900	131,100

Mortgage – 5.9%
Anthracite Capital, Inc., Series D *	6,000	85,200
Gramercy Capital Corp., Series A *	20,000	349,800
HomeBanc Corp., Series A *	10,000	100
MFA Mortgage Investments, Inc., Series A *	13,800	274,758
RAIT Investment Trust, Series B *	20,300	263,900

		973,758

Office – 4.7%
Alexandria Real Estate Equities, Inc., Series C *	31,600	777,360

See notes to financial statements and notes to portfolio of investments.

Retail – 10.7%
CBL & Associates Properties, Inc., Series D *	10,000	$204,300
Glimcher Realty Trust, Series F *	26,500	529,735
Glimcher Realty Trust, Series G *	41,000	674,450
Taubman Centers, Inc., Series G *	15,000	351,000

		1,759,485

Total Real Estate (Cost $16,810,622)		13,237,493

Financial Services – 5.2%
Corts-UNUM Provident Financial Trust	38,000	847,780

Total Financial Services (Cost $982,300)		847,780

Total Preferred Stocks (Cost $17,792,922)		14,085,273

Other Investment Companies – 12.7%
Alpine Total Dynamic Dividend Fund	29,960	445,805
Cohen & Steers Premium Income Realty Fund, Inc.	13,350	200,784
Cohen & Steers REIT and Preferred Income Fund, Inc.	8,000	152,800
Cornerstone Strategic Value Fund, Inc.	32,528	177,278
Eaton Vance Enhanced Equity Income Fund II	13,100	224,796
LMP Real Estate Income Fund, Inc.	12,411	189,888
Neuberger Berman Real Estate Securities Income Fund, Inc.	45,507	425,490
The Zweig Total Return Fund, Inc.	60,850	268,957

Total Other Investment Companies (Cost $2,878,562)		2,085,798

Short-Term Investments – 0.7%
Other Investment Companies – 0.7%
Dreyfus Cash Management, Institutional Shares, 2.66% (d) (Cost $118,450)	118,450	118,450

Total Investments – 189.7% (Cost $47,426,928)		31,106,852

Other assets less liabilities – 7.9%		1,290,686
Preferred Shares, at liquidation preference – (97.6)%		(16,000,000)

Net Assets applicable to common shareholders – 100%		$16,397,538

Notes to Portfolio of Investments

*
Real Estate Investment Trust, or REIT.
(a)
As of June 30, 2008, this security had not paid a distribution.
(b)
Rule 144A securities. Securities restricted for resale to Qualified Institutional Buyers (3.6% of net assets).
(c)
As of June 30, 2008, the Fund held securities fair valued in accordance with policies adopted by the board of trustees aggregating $1,232,000 and 4.0% of market value.
(d)
Rate reflects 7 day yield as of June 30, 2008.

See notes to financial statements.

RMR F.I.R.E. Fund
Financial Statements

Statement of Assets and Liabilities

June 30, 2008 (unaudited)

Assets
Investments in securities, at value (cost $47,426,928)	$31,106,852
Cash	316
Receivable for securities sold	997,715
Dividends and interest receivable	375,464
Other assets	4,674

Total assets	32,485,021

Liabilities
Advisory fee payable	17,050
Distributions payable – preferred shares	12,819
Accrued expenses and other liabilities	57,614

Total liabilities	87,483

Preferred shares, at liquidation preference
Auction preferred shares, Series W; $.001 par value per share; 640 shares issued and outstanding at $25,000 per share liquidation preference	16,000,000

Net assets attributable to common shares	$16,397,538

Composition of net assets
Common shares, $.001 par value per share; unlimited number of shares authorized, 1,484,000 shares issued and outstanding	$1,484
Additional paid-in capital	35,173,277
Undistributed net investment income	219,668
Accumulated net realized loss on investments	(2,676,815)
Net unrealized depreciation on investments	(16,320,076)

Net assets attributable to common shares	$16,397,538

Net asset value per share attributable to common shares (based on 1,484,000 common shares outstanding)	$11.05

See notes to financial statements.

RMR F.I.R.E. Fund

Financial Statements – continued

Statement of Operations

Six Months Ended June 30, 2008 (unaudited)

Investment Income
Dividends (cash distributions received or due, net of foreign taxes withheld of $210)	$1,604,608
Interest	7,443

Total investment income	1,612,051

Expenses
Advisory	151,605
Audit and legal	170,694
Administrative	45,022
Custodian	26,152
Preferred share remarketing	25,233
Compliance and internal audit	17,344
Shareholder reporting	13,494
Trustees' fees and expenses	8,465
Other	34,037

Total expenses	492,046
Less: expense waived by the Advisor	(44,590)

Net expenses	447,456

Net investment income	1,164,595

Realized and unrealized loss on investments
Net realized loss on investments	(989,085)
Net change in unrealized appreciation/(depreciation) on investments	(3,000,615)

Net realized and unrealized loss on investments	(3,989,700)

Distributions to preferred shareholders from net investment income	(345,144)

Net decrease in net assets attributable to common shares resulting from operations	$(3,170,249)

See notes to financial statements.

RMR F.I.R.E. Fund

Financial Statements – continued

Statements of Changes in Net Assets

	Six Months Ended June 30, 2008 (unaudited)	Year Ended December 31, 2007

Increase (decrease) in net assets resulting from operations
Net investment income	$1,164,595	$2,324,696
Net increase from payments by affiliates	—	1,036
Net realized loss on investments	(989,085)	(1,594,800)
Net change in unrealized appreciation/(depreciation) on investments	(3,000,615)	(13,570,100)
Distributions to preferred shareholders from:
Net investment income	(345,144)	(585,177)
Net realized gain on investments	—	(449,891)

Net decrease in net assets attributable to common shares resulting from operations	(3,170,249)	(13,874,236)

Distributions to common shareholders from:
Net investment income	(869,624)	(1,469,630)
Net realized gain on investments	—	(1,130,338)
Capital shares transactions
Cost of preferred shares repurchased	(2,000,000)	(2,000,000)

Net decrease from capital transactions	(2,000,000)	(2,000,000)
Liquidation preference of preferred shares repurchased	2,000,000	2,000,000

Total decrease in net assets attributable to common shares	(4,039,873)	(16,474,204)
Net assets attributable to common shares
Beginning of period	20,437,411	36,911,615

End of period (including undistributed net investment income of $219,668 and $269,841, respectively)	$16,397,538	$20,437,411

Common shares issued and repurchased
Shares outstanding, beginning of period	1,484,000	1,484,000
Shares issued	—	—

Shares outstanding, end of period	1,484,000	1,484,000

See notes to financial statements.

Selected Data For A Common Share Outstanding Throughout Each Period

	Six Months Ended June 30, 2008 (unaudited		Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2005	For the Period November 22, 2004 (a) to December 31, 2004

Per Common Share Operating Performance (b)
Net asset value, beginning of period	$13.77		$24.87	$22.07	$23.99	$24.03	(c)

Income from Investment Operations
Net investment income (d)	.78	(e)	1.57	1.71	1.28	.10
Net realized and unrealized appreciation/(depreciation) on investments	(2.68	)(e)	(10.23)	3.49	(1.01)	.17
Distributions to preferred shareholders (common stock equivalent basis) from:
Net investment income	(.23	)(e)	(.39)	(.47)	(.28)	(.02)
Net realized gain on investments	—	(e)	(.30)	(.18)	(.15)	—

Net increase (decrease) in net asset value from operations	(2.13)		(9.35)	4.55	(.16)	.25
Less: Distributions to common shareholders from:
Net investment income	(.59	)(e)	(.99)	(1.27)	(1.09)	—
Net realized gain on investments	—	(e)	(.76)	(.48)	(.67)	—
Common share offering costs charged to capital	—		—	—	—	(.04)
Preferred share offering costs charged to capital	—		—	—	—	(.25)

Net asset value, end of period	$11.05		$13.77	$24.87	$22.07	$23.99

Market price, beginning of period	$12.80		$22.20	$18.99	$24.05	$25.00

Market price, end of period	$9.68		$12.80	$22.20	$18.99	$24.05

Total Return (f)(g)
Total investment return based on:
Market price (h)	(20.57)%		(36.29)%	27.44%	(14.00)%	(3.80)%
Net asset value (h)	(16.12)%		(39.40)%	21.54%	(0.64)%	(0.17)%

Ratios/Supplemental Data:
Ratio to average net assets attributable to common shares of:
Net investment income, before total preferred share distributions (d)	11.90	%(e)(i)	7.41%	7.42%	5.64%	3.92	%(i)
Total preferred share distributions	3.53	%(i)	3.30%	2.78%	1.88%	0.58	%(i)
Net investment income, net of preferred share distributions (d)	8.37	%(e)(i)	4.11%	4.64%	3.76%	3.34	%(i)
Expenses, net of fee waivers	4.57	%(i)	2.68%	2.39%	2.63%	3.45	%(i)
Expenses, before fee waivers	5.03	%(i)	3.09%	2.78%	3.03%	3.73	%(i)
Portfolio Turnover Rate	7.22%		63.84%	59.48%	64.96%	0.00%
Net assets attributable to common shares, end of period (000s)	$16,398		$20,437	$36,912	$32,745	$35,594
Preferred shares, liquidation preference ($25,000 per share) (000s)	$16,000		$18,000	$20,000	$20,000	$20,000
Asset coverage per preferred share(j)	$50,621		$53,385	$71,140	$65,931	$69,493
(a)
Commencement of operations.
(b)
Based on average shares outstanding.
(c)
Net asset value at November 22, 2004, reflects the deduction of the average sales load and offering costs of $0.97 per share paid by the holders of common share from the $25.00 offering price. We paid a sales load and offering cost of $1.125 per share on 1,280,000 common shares sold to the public and no sales load or offering costs on 200,000 common shares sold to affiliates of RMR Advisors for $25 per share.
(d)
Amounts are net of expenses waived by RMR Advisors.
(e)
As discussed in Note A (8) to the financial statements, these amounts are subject to change to the extent 2008 distributions by the issuers of the Fund's investments are characterized as capital gains and return of capital.
(f)
Total returns for periods of less than one year are not annualized.
(g)
The impact of the net increase in payments by affiliates is less than $0.005/share.
(h)
Total return based on per share market price assumes the purchase of common shares at the market price on the first day and sales of common shares at the market price on the last day of the period indicated; dividends and distributions, if any, are assumed to be reinvested at market prices on the ex-dividend date. The total return based on net asset value, or NAV, assumes the purchase of common shares at NAV on the first day and sales of common shares at NAV on the last day of the period indicated; distributions are assumed to be reinvested at NAV on the ex-dividend date. Results represent past performance and do not guarantee future results. Total return would have been lower if RMR Advisors had not contractually waived a portion of its investment advisory fee.
(i)
Annualized.
(j)
Asset coverage per share equals net assets attributable to common shares plus the liquidation preference of the preferred shares divided by the total number of preferred shares outstanding at the end of the period.

See notes to financials statements.

RMR F.I.R.E. Fund
Notes to Financial Statements

June 30, 2008 (unaudited)

Note A

(1)  Organization

RMR F.I.R.E. Fund, or the Fund, was organized as a Massachusetts business trust on August 6, 2004, and is registered under the Investment Company Act of 1940, as amended, or the 1940 Act, as a diversified closed-end management investment company. The Fund had no operations until November 22, 2004, other than matters relating to the Fund's establishment and registration of the Fund's common shares under the Securities Act of 1933.

(2)  Interim Financial Statements

The accompanying June 30, 2008 financial statements have been prepared without audit. The Fund believes that disclosures made are adequate to make the information presented not misleading. In the opinion of the Fund's management, all adjustments, which include normal recurring adjustments considered necessary for a fair presentation, have been included. The Fund's operating results for this interim period are not necessarily indicative of the results that may be expected on an annual basis in the future.

(3)  Use of Estimates

Preparation of these financial statements in conformity with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that may affect the amounts reported in the financial statements and related notes. The actual results could differ from these estimates particularly for reasons described in Note A (8), and for other reasons.

(4)  Portfolio Valuation

Investment securities of the Fund are valued at the latest sales price whenever that price is readily available on that day; securities for which no sales were reported on that day, unless otherwise noted, are valued at the average of closing bid and ask prices on that day. Securities traded primarily on the NASDAQ Stock Market, or NASDAQ, are normally valued by the Fund at the NASDAQ Official Closing Price, or NOCP, provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Some fixed income securities may be valued using pricing provided by a pricing service. Any of the Fund's securities which are not readily marketable, which are not traded or which have other characteristics of illiquidity are valued by the Fund at fair value as determined in good faith under the supervision of the Fund's board of trustees. Numerous factors may be considered when determining fair value of a security, including cost at date of purchase, type of security, the nature and duration of restrictions on disposition of the security and whether the issuer of the security being fair valued has other securities of the same type outstanding. Short term debt securities with less than 60 days until maturity may be valued at cost plus interest accrued, which approximates market value.

(5)  Fair Value Measurements

The Fund has adopted the provisions of Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements, or FAS 157, effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. FAS 157 established a three tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk; for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three tier hierarchy of inputs is summarized in the three broad levels listed below.

•
Level 1 – quoted prices in active markets for identical investments

•
Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•
Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value during the six months ended June 30, 2008 maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund utilized broker quotes, company financial information and other market indicators to value the securities whose prices were not readily available.

The following is a summary of the inputs used as of June 30, 2008 in valuing the Fund's investments carried at value:

Valuation Inputs	Investments in Securities
Level 1 – Quoted prices	$29,874,852
Level 2 – Other significant observable inputs	640,000
Level 3 – Significant unobservable inputs	592,000

Total	$31,106,852

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities Characterized as Level 3
Balance as of 12/31/07	$796,000
Accrued discounts/premiums	—
Realized gain/loss and change in unrealized appreciation/depreciation	(204,000)
Net purchases/sales	—
Net transfers in and/or out of Level 3	—

Balance, as of 06/30/08	$592,000

Net change in unrealized appreciation/depreciation from investments still held as of 06/30/08	$(204,000)

(6)  Securities Transactions and Investment Income

Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on an identified cost basis.

(7)  Taxes

The Fund has qualified and intends to qualify in the future as a "regulated investment company" and to comply with the applicable provisions of subchapter M of the Internal Revenue Code of 1986, as amended, so that it will generally not be subject to federal income tax. However, the Fund may be subject to a 4% excise tax to the extent the Fund does not distribute substantially all taxable earnings each year.

Some foreign governments may subject the Fund's investment income and securities sales to withholding or other taxes. For the six months ended June 30, 2008, $210 of foreign taxes has been withheld from distributions to the Fund and has been recorded as a reduction of dividend income

(8)  Distributable Earnings

The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to pay a stable distribution amount to common shareholders on a monthly basis and distributions to Fund shareholders are declared pursuant to this policy. On July 11, 2008, the Fund declared regular monthly distributions of $.098 per common share payable in July, August and September 2008. Distributions to shareholders are recorded on the ex-dividend date. The Fund's distributions may consist of ordinary income (net investment income and short term capital gains), long term capital gains and return of capital. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carry-forwards, it is the policy of the Fund not to distribute such gains. Distributions to preferred shareholders are determined as described in Note D.

The Fund has substantial investments in real estate investment trusts, or REITs, which are generally not subject to federal income taxes. Distributions that the Fund receives from REITs can be classified as ordinary income, capital gain income or return of capital by the REITs that make these distributions to the Fund. However, it is not possible to characterize distributions received from REITs during interim periods because the issuers do not report their tax characterization until subsequent to year end. Final characterization of the Fund's 2008 distributions to shareholders is also dependent upon the magnitude or timing of the Fund's securities transactions prior to year end. Therefore it is likely that some portion of the Fund's 2008 investment income and distributions to shareholders will be recharacterized as long term capital gain and return of capital for financial statement and federal income tax purposes subsequent to year end and reflected accordingly in the Fund's year end financial statements.

Although subject to adjustments, the cost, gross unrealized appreciation and unrealized depreciation of the Fund's investments for federal income tax purposes as of June 30, 2008, are as follows:

Cost	$47,426,928

Gross unrealized appreciation	$440,098
Gross unrealized depreciation	(16,760,174)

Net unrealized appreciation/(depreciation)	$(16,320,076)

(9)  Concentration of Risk

Under normal market conditions, the Fund's investments are concentrated in income producing common shares and preferred shares issued by F.I.R.E. companies. F.I.R.E. is a commonly used acronym for the combined financial services, insurance and real estate companies. The value of Fund shares may fluctuate more than the shares of a fund not concentrated in the F.I.R.E. industries due to economic, legal, regulatory, technological or other developments affecting the United States F.I.R.E. industries.

Note B

Advisory and Administration Agreements and Other Transactions with Affiliates

The Fund has an advisory agreement with RMR Advisors, Inc., or RMR Advisors, to provide the Fund with a continuous investment program, to make day-to-day investment decisions and to generally manage the business affairs of the Fund in accordance with its investment objectives and policies. Pursuant to the agreement, RMR Advisors is compensated at an annual rate of 0.85% of the Fund's average daily managed assets. Managed assets means the total assets of the Fund less liabilities other than any indebtedness entered into for purposes of leverage. For purposes of calculating managed assets, the liquidation preference of preferred shares is not considered a liability.

RMR Advisors has contractually agreed to waive a portion of its annual fee equal to 0.25% of the Fund's average daily managed assets from November 22, 2004, until November 22, 2009. The Fund incurred net advisory fees of $151,605 during the six months ended June 30, 2008. The amount of fees waived by the Advisor was $44,590 for the six months ended June 30, 2008.

RMR Advisors also performs administrative functions for the Fund pursuant to an administration agreement with the Fund. RMR Advisors has entered into a subadministration agreement with State Street Bank and

Trust Company, or State Street, to perform substantially all fund accounting and other administrative services. Under the administration agreement, RMR Advisors is entitled to reimbursement of the cost of providing administrative services. The Fund reimbursed RMR Advisors for $45,022 of subadministrative fees charged by State Street for the six months ended June 30, 2008.

Each trustee who is not a director, officer or employee of RMR Advisors and who is not an "interested person" of the Fund as defined under the 1940 Act is considered to be a "disinterested trustee". Disinterested trustees are each paid by the Fund an annual fee plus attendance fees for board and committee meetings. The Fund incurred $8,465 of trustee fees and expenses during the six months ended June 30, 2008.

The Fund's board of trustees and separately the disinterested trustees authorized the Fund to make reimbursement payments to RMR Advisors for costs related to the Fund's compliance and internal audit programs. The Fund incurred $17,344 of compliance and internal audit expense during the six months ended June 30, 2008. The Fund also participates in pooled insurance programs with RMR Advisors and other funds managed by RMR Advisors and makes payments of allocated portions of related premiums. The Fund incurred $7,281 of insurance expense during the six months ended June 30, 2008.

Note C

Securities Transactions

During the six months ended June 30, 2008, there were purchases and sales transactions (excluding short term securities) of $2,554,268 and $5,307,393 respectively. Brokerage commissions on securities transactions amounted to $6,083 during the six months ended June 30, 2008.

Note D

Preferred Shares

In December 2004, the Fund issued 800 Series W auction preferred shares with a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid distributions. On December 27, 2007 and January 17, 2008, the Fund redeemed a total of 160 preferred shares with a liquidation preference of $4,000,000. The Fund has further redeemed 40, 40 and 60 preferred shares on August 5, 2008, August 12, 2008 and August 19, 2008, respectively, with a total liquidation preference of $3,500,000. The preferred shares are senior to the Fund's common shares and rank on parity with any other class or series of preferred shares of the Fund as to the payment of periodic distributions, including distribution of assets upon liquidation. If the Fund does not timely cure a failure to (1) maintain asset coverage for the preferred shares as required by rating agencies, or (2) maintain asset coverage, as defined in the 1940 Act, of at least 200%, the preferred shares will be subject to redemption in an amount equal to their liquidation preference plus accumulated but unpaid distributions. The holders of the preferred shares have voting rights equal to the holders of the Fund's common shares and generally vote together with the holders of the common shares as a single class. Holders of the preferred shares, voting as a separate class, also are entitled to elect two of the Fund's trustees. The Fund pays distributions on the preferred shares at a rate set at auctions held generally every seven days. Distributions are generally payable every seven days, on the first business day following the end of a distribution period. The preferred share distribution rate was 4.12% per annum as of June 30, 2008.

To date, no auctions for preferred securities of the Fund have failed to attract sufficient clearing bids. However, an affiliate of the Fund's lead broker-dealer for its preferred securities has purchased a significant amount of the Fund's preferred securities in the auctions. If this affiliate of the Fund's lead broker-dealer had not been supporting the Fund's auctions, the auctions likely would have failed and holders of the Fund's preferred shares would not have been able to sell their preferred shares in the auctions. There can be no assurance that this or any other affiliate of the Fund's lead broker-dealer would purchase Fund preferred shares in any future auction of Fund preferred securities or that the Fund will not have any auction for its preferred securities fail. If an auction of the Fund's preferred shares should fail, the dividend rate for the next succeeding dividend period is set according to a pre-determined formula, and the resulting rate may be higher than the rate which the Fund would otherwise pay as a result of a successful auction. In addition, if an auction fails, holders of the Fund's preferred shares may not be able to sell their preferred shares in that auction. If auctions for the Fund's preferred shares fail, or if market conditions generally frustrate the Fund's ability to enhance investment results through the investment of capital attributable to its outstanding preferred shares, such factors may necessitate a change in the form and/or amount of investment leverage used by the Fund. The Fund has no current intention to change the form or degree of investment leverage that it uses. The use of alternative forms of leverage and/or a reduction in the degree of investment leverage used by the Fund in its investment program could result in reduced investment returns for common shareholders as compared to the returns that historically have been achieved by the Fund through the use of preferred share leverage in favorable market conditions. The Fund proactively manages compliance with asset coverage and other financial ratio requirements applicable to the preferred shares. In order to facilitate compliance with such requirements, and without further notice of its intention to do so, the Fund may from time to time purchase or otherwise acquire its outstanding preferred shares in the open market, in other nondiscriminatory secondary market transactions, pursuant to tender offers or other offers to repurchase preferred shares, or in other permissible purchase transactions, and also may from time to time call or redeem preferred shares in accordance with their terms.

Note E

Submission of Proposals to a Vote of Shareholders

The annual meeting of Fund shareholders was held on April 7, 2008. Following is a summary of the proposal submitted to shareholders for vote at the meeting and votes cast:

Proposal	Votes for	Votes withheld	Votes abstained
Common and Preferred Shares
Election of John L. Harrington as an Independent Trustee until the 2011 annual meeting.	1,338,319	54,250	—

The following trustees' terms of office as trustee continued after the Fund's annual meeting: Barry M. Portnoy, Gerard M. Martin, Frank J. Bailey and Arthur G. Koumantzelis.

RMR Preferred Dividend Fund
June 30, 2008

To our shareholders,

In the pages that follow, you will find data summarizing our financial results for the six months ended June 30, 2008, and our financial position as of June 30, 2008.

Relevant Market Conditions

Preferred Securities Market Overview.    The issuance of non-REIT preferred securities during the first half of 2008 continued to be strong, particularly from financial institutions, as banks continued to improve their capital bases. This heavy issuance by the larger financial companies served to depress secondary market prices and precluded REITs from issuing preferred securities. Nevertheless, the REIT Preferred Index ended the first half of 2008 up 7.6%, outperforming the broader market indices.

Real Estate Industry Fundamentals.    Despite a slowing economy and negative sentiment regarding the direction of the financial markets, real estate fundamentals remained stable during the first half of 2008. Occupancy levels held up and rents continued to increase, albeit at a slower pace. Property sales, however, slowed substantially as a result of tighter lending standards and wide differences between buyers and sellers regarding valuations. With limited transactions taking place, it is hard to estimate how much commercial property values have declined. Some estimates put the figure somewhere between negative 10% to negative 15%. What is clear, however, is that property values are no longer at levels seen in early 2007.

For the balance of the year, we believe the economy will likely continue to struggle due to higher food and energy prices, lack of employment growth and a weak housing market. Lending will continue to be restricted, hampering overall economic growth as financial institutions continue to strengthen their balance sheets.

Real Estate Industry Technicals.    Throughout the first half of the year, the REIT market continued to exhibit high volatility. REITs started the year on a negative note, down almost 12% in mid-January, and rebounded sharply during March and April (up 6% during each month) following the Fed's and J.P. Morgan's rescue of Bear Stearns. Concern about additional write-offs from financial institutions sent the REIT market, along with other financial services companies, into negative territory during the month of June. REITs were down 11% in June and finished the first half of the year down 3.5%. Despite the volatility, REIT dedicated funds saw $3 billion of inflows during the first six months of the year, an encouraging sign after outflows of more than $9 billion from the period March to December 2007.

Fund Strategies, Techniques and Performance

Our primary investment objective is to provide our common shareholders high current income. Our secondary investment objective is capital appreciation. There can be no assurance that we will achieve our investment objectives.

During the six months ended June 30, 2008, our total return on net asset value, or NAV (including NAV changes and assuming a hypothetical reinvestment of distributions at NAV), was negative 6.4%. During that same period, the total return for the Merrill Lynch REIT Preferred Index (an unmanaged index of REIT preferred stocks) was 7.6%. We believe this index is relevant to us because our investments as of June 30, 2008, excluding short term investments, included 73% REIT preferred stocks. The S&P 500 Index (an unmanaged index published as Standard and Poor's Composite Index of 500 Stocks) total return for the six months ended June 30, 2008 was negative 11.9%.

The fund's negative performance during the first half of the year was greatly influenced by our concentration in the preferred securities of hotel REITs. This subsector witnessed a rapid deterioration in operating fundamentals in the first half of the year because of the slowdown in the U.S. economy and the expectation of its continuation. As a result of the Fund's erosion in NAV and income from its investments during 2007 and into 2008, the Fund's board of trustees decided to lower the distribution rate to common shareholders in April in an effort to bring the distribution more in line with the Fund's earnings potential. Also, in August we redeemed $5 million of our outstanding preferred shares because of the decline in the Fund's NAV.

Recent Developments

Recently, credit markets, including the market for auction rate securities such as the Fund's $17.5 million of preferred shares, have experienced a liquidity crisis. To date, no auctions for the Fund's preferred shares have failed; however, an affiliate of the Fund's lead broker dealer for its preferred shares has purchased a significant amount of the Fund's preferred shares in the auctions. Please see the notes to the financial statements for more information.

Because of the decline in NAV during the last 15 months and the Fund's relatively small size, the Fund's Board of Trustees is currently considering actions to reduce expenses and otherwise enhance value for the Fund's shareholders. These potential actions include combining the Fund with one or more other RMR closed end funds that have similar investment programs.

Thank you for your continued support. For more information, please view our website at www.rmrfunds.com.

Sincerely,

Adam D. Portnoy
President
August 27, 2008

RMR Preferred Dividend Fund
June 30, 2008

Portfolio holdings by sub-sector as a percentage of investments
(as of June 30, 2008)*

Hospitality real estate	28%
Office real estate	13%
Diversified real estate	9%
Other, less than 10%	50%

Total investments	100%

REITs	75%
Other	25%

Total investments	100%

*
These percentages represent the Fund's portfolio holdings by sub-sector as a percentage of total portfolio holdings and do not match with the percentages included in the Portfolio of Investments schedule which represent the Fund's portfolio holdings by sub-sector as a percentage of the Fund's net assets.

RMR Preferred Dividend Fund
Portfolio of Investments – June 30, 2008 (unaudited)

Company	Shares	Value

Preferred Stocks – 156.8% Real Estate Investment Trusts – 137.0%
Apartments – 14.3%
Apartment Investment & Management Co., Series G	56,400	$1,398,720
Apartment Investment & Management Co., Series T	10,000	232,500
Associated Estates Realty Corp., Series B	39,800	923,360
Mid-America Apartment Communities, Inc., Series H	41,400	989,046

		3,543,626

Diversified – 15.4%
Colonial Properties Trust, Series D	10,000	235,000
Cousins Properties, Inc., Series B	17,000	370,260
Digital Realty Trust, Inc., Series A	56,200	1,297,096
Duke Realty Corp., Series O	4,000	95,480
LBA Realty LLC, Series B	25,000	390,625
Lexington Realty Trust, Series B	69,000	1,428,300

		3,816,761

Health Care – 4.6%
LTC Properties, Inc., Series F	4,000	92,280
OMEGA Healthcare Investors Inc., Series D	43,200	1,036,800

		1,129,080

Hospitality – 53.2%
Ashford Hospitality Trust, Series A	58,000	1,022,540
Ashford Hospitality Trust, Series D	7,200	127,584
Eagle Hospitality Properties Trust, Inc., Series A (a)	95,000	950,000
Entertainment Properties Trust, Series B	9,100	191,009
Entertainment Properties Trust, Series D	30,000	579,300
FelCor Lodging Trust, Inc., Series C	167,400	3,239,190
Grace Acquisition I, Inc., Series B (a)	83,800	838,000
Grace Acquisition I, Inc., Series C (a)	18,900	189,000
Hersha Hospitality Trust, Series A	99,500	2,049,700
Host Marriott Corp., Series E	15,000	375,000
LaSalle Hotel Properties, Series E	70,000	1,463,000
Strategic Hotels & Resorts, Inc., Series A	13,000	231,400
Strategic Hotels & Resorts, Inc., Series B	39,100	703,800
Strategic Hotels & Resorts, Inc., Series C	27,200	522,240
Sunstone Hotel Investors, Inc., Series A	36,500	675,250

		13,157,013

Mortgage – 13.3%
Accredited Mortgage Loan REIT Trust, Series A	1,500	14,250
American Home Mortgage Investment Corp., Series A	74,300	2,972
Anthracite Capital, Inc., Series C	3,000	54,480
Anthracite Capital, Inc., Series D	51,000	724,200
Gramercy Capital Corp., Series A	20,000	349,800
MFA Mortgage Investments, Inc., Series A	40,000	796,400
Newcastle Investment Corp., Series B	28,000	413,000
NorthStar Realty Finance Corp., Series A	20,000	280,000
NorthStar Realty Finance Corp., Series B	36,000	475,200
RAIT Financial Trust, Series C	12,700	177,800

		3,288,102

Office – 23.9%
Alexandria Real Estate Equities, Inc., Series C	60,000	1,476,000
BioMed Realty Trust, Inc., Series A	35,000	700,000
Corporate Office Properties Trust, Series G	5,900	139,181
DRA CRT Acquisition Corp., Series A	40,060	671,005
Kilroy Realty Corp., Series E	600	13,788
Kilroy Realty Corp., Series F	44,100	971,302
Parkway Properties, Inc., Series D	41,000	1,037,300
SL Green Realty Corp., Series D	40,000	920,000

		5,928,576

See notes to financial statements and notes to portfolio of investments.

Company	Shares or Principal Amount	Value

Preferred Stocks – continued Real Estate Investment Trusts – continued
Retail – 12.3%
Cedar Shopping Centers, Inc., Series A	42,000	$1,024,800
Glimcher Realty Trust, Series F	30,000	599,700
Glimcher Realty Trust, Series G	15,000	246,750
Kimco Realty Corp., Series G	5,000	118,850
Taubman Centers, Inc., Series G	45,000	1,053,000

		3,043,100

Total Real Estate Investment Trusts (Cost $44,168,292)		33,906,258

Other – 19.8%
Ford Motor Co., 6/15/43 Series	9,400	122,388
General Motors Corp., 5/15/48 Series	26,100	324,423
Great Atlantic & Pacific Tea Co., 8/01/39 Series	87,800	2,222,218
Hilltop Holdings, Inc., Series A	97,200	1,846,800
Red Lion Hotels Corp., 2/19/44 Series	15,925	394,940

Total Other (Cost $5,749,755)		4,910,769

Total Preferred Stocks (Cost $49,918,047)		38,817,027

Common Stocks – 9.4%
Real Estate Investment Trusts – 3.0%
Diversified – 0.8%
Colonial Properties Trust	9,800	196,196

Health Care – 0.9%
Care Investment Trust, Inc.	10,600	99,958
Medical Properties Trust, Inc.	11,275	114,103

		214,061

Mortgage – 1.1%
Alesco Financial, Inc.	142,500	285,000

Storage – 0.2%
U-Store-It Trust	4,450	53,178

Total Real Estate Investment Trusts (Cost $1,967,837)		748,435

Other – 6.4%
Abingdon Investment, Ltd. (b)	150,000	888,000
American Capital Strategies, Ltd.	10,700	254,339
Iowa Telecommunication Services, Inc.	24,500	431,445

Total Other (Cost $2,462,395)		1,573,784

Total Common Stocks (Cost $4,430,232)		2,322,219

Debt Securities – 18.1%
Ford Motor Co., 7.75%, 06/15/2043	$2,210,000	1,160,250
Ford Motor Co., 8.90%, 01/15/2032	557,000	356,480
General Motors Corp., 8.375%, 07/15/2033	2,000,000	1,185,000
Six Flags Operations, Inc., 12.25%, 07/15/2016	1,918,000	1,769,355

Total Debt Securities (Cost $5,840,942)		4,471,085

See notes to financial statements and notes to portfolio of investments.

Other Investment Companies – 4.3%
Alpine Total Dynamic Dividend Fund	32,295	$480,550
Cornerstone Strategic Value Fund, Inc.	31,200	170,040
LMP Real Estate Income Fund, Inc.	4,260	65,178
Neuberger Berman Real Estate Securities Income Fund, Inc.	30,217	282,529
The Zweig Total Return Fund, Inc.	17,750	78,455

Total Other Investment Companies (Cost $1,561,224)		1,076,752

Short-Term Investments – 0.8%
Other Investment Companies – 0.8%
Dreyfus Cash Management, Institutional Shares, 2.66% (c) (Cost $202,256)	202,256	202,256

Total Investments – 189.4% (Cost $61,952,701)		46,889,339

Other assets less liabilities – 1.5%		358,945
Preferred Shares, at liquidation preference – (90.9)%		(22,500,000)

Net Assets applicable to common shareholders – 100%		$24,748,284

Notes to Portfolio of Investments

(a)
As of June 30, 2008, the Fund held securities fair valued in accordance with policies adopted by the board of trustees aggregating $2,865,000 and 6.1% of market value.
(b)
Rule 144A securities. Securities restricted for resale to Qualified Institutional Buyers (10.7% of net assets).
(c)
Rate reflects 7 day yield as of June 30, 2008.

See notes to financial statements and notes to portfolio of investments.

RMR Preferred Dividend Fund
Financial Statements

Statement of Assets and Liabilities

June 30, 2008 (unaudited)

Assets
Investments in securities, at value (cost $61,952,701)	$46,889,339
Cash	211
Dividends and interest receivable	510,226
Other assets	3,697

Total assets	47,403,473

Liabilities
Distributions payable – preferred shares	35,001
Advisory fee payable	12,078
Accrued expenses and other liabilities	108,110

Total liabilities	155,189

Preferred shares, at liquidation preference
Auction preferred shares, Series M; $.001 par value per share; 900 shares issued and outstanding at $25,000 per share liquidation preference	22,500,000

Net assets attributable to common shares	$24,748,284

Composition of net assets
Common shares, $.001 par value per share; unlimited number of shares authorized, 2,658,120 shares issued and outstanding	$2,658
Additional paid-in capital	48,894,295
Distributions in excess of net investment income	(355,599)
Accumulated net realized loss on investment transactions	(8,729,708)
Net unrealized depreciation on investments	(15,063,362)

Net assets attributable to common shares	$24,748,284

Net asset value per share attributable to common shares (based on 2,658,120 common shares outstanding)	$9.31

See notes to financial statements.

RMR Preferred Dividend Fund
Financial Statements – continued

Statement of Operations

Six Months Ended June 30, 2008 (unaudited)

Investment Income
Dividends (cash distributions received or due)	$2,241,036
Interest	347,434

Total investment income	2,588,470

Expenses
Advisory	211,460
Audit and legal	175,960
Administrative	45,022
Preferred share remarketing	28,387
Custodian	25,596
Shareholder reporting	23,830
Compliance and internal audit	17,344
Trustees' fees and expenses	8,761
Other	34,910

Total expenses	571,270
Less: expense waived by the Advisor	(136,827)

Net expenses	434,443

Net investment income	2,154,027

Realized and unrealized loss on investments
Net realized loss on investments	(2,303,462)
Net change in unrealized appreciation/(depreciation) on investments	(1,049,861)

Net realized and unrealized loss on investments	(3,353,323)

Distributions to preferred shareholders from net investment income	(476,019)

Net decrease in net assets attributable to common shares resulting from operations	$(1,675,315)

See notes to financial statements.

RMR Preferred Dividend Fund
Financial Statements – continued

Statements of Changes in Net Assets

	Six Months Ended June 30, 2008 (unaudited)	Year Ended December 31, 2007

Increase (decrease) in net assets resulting from operations
Net investment income	$2,154,027	$4,256,273
Net realized loss on investments	(2,303,462)	(6,417,769)
Net change in unrealized appreciation/(depreciation) on investments	(1,049,861)	(13,284,067)
Distributions to preferred shareholders from:
Net investment income	(476,019)	(1,178,280)
Net realized gain on investments	—	(11,673)

Net decrease in net assets attributable to common shares resulting from operations	(1,675,315)	(16,635,516)

Distributions to common shareholders from:
Net investment income	(1,593,279)	(3,518,321)
Net realized gain on investments	—	(46,460)
Return of capital	—	(1,170,113)
Capital shares transactions
Net proceeds from reinvestment of distributions	131,106	516,595

Net increase from capital transactions	131,106	516,595

Total decrease in net assets attributable to common shares	(3,137,488)	(20,853,815)
Net assets attributable to common shares
Beginning of period	27,885,772	48,739,587

End of period (including distributions in excess of net investment income of $355,599 and $440,328, respectively)	$24,748,284	$27,885,772

Common shares issued and repurchased
Shares outstanding, beginning of period	2,646,538	2,613,188
Shares issued	—	—
Shares issued (reinvestment of distributions)	11,582	33,350

Shares outstanding, end of period	2,658,120	2,646,538

See notes to financial statements.

RMR Preferred Dividend Fund
Financial Highlights

Selected Data For A Common Share Outstanding Throughout Each Period

	Six Months Ended June 30, 2008 (unaudited)		Year Ended December 31, 2007	Year Ended December 31, 2006	For the Period May 25, 2005(a) to December 31, 2005

Per Common Share Operating Performance
Net asset value, beginning of period	$10.54		$18.65	$17.53	$19.09	(b)

Income from Investment Operations
Net investment income (c)(d)	.81	(e)	1.62	1.90	.93
Net realized and unrealized appreciation/(depreciation) on investments	(1.26	)(e)	(7.48)	1.43	(1.22)
Distributions to preferred shareholders (common stock equivalent basis) from:
Net investment income	(.18	)(e)	(.45)	(.35)	(.14)
Net realized gain on investments	—	(e)	— (f)	(.06)	(.02)

Net increase (decrease) in net asset value from operations	(.63)		(6.31)	2.92	(.45)
Less: Distributions to common shareholders from:
Net investment income	(.60	)(e)	(1.33)	(1.55)	(.77)
Net realized gain on investments	—	(e)	(.02)	(.25)	(.13)
Return of capital	—	(e)	(.45)	—	—
Common share offering costs charged to capital	—		—	—	(.04)
Preferred share offering costs charged to capital	—		—	—	(.17)

Net asset value, end of period	$9.31		$10.54	$18.65	$17.53

Market price, beginning of period	$11.80		$20.75	$16.35	$20.00

Market price, end of period	$9.01		$11.80	$20.75	$16.35

Total Return (g)
Total investment return based on:
Market price (h)	(16.92)%		(35.90)%	39.90%	14.10%
Net asset value (h)	(6.37)%		(35.94)%	17.48%	3.50%

Ratios/Supplemental Data:
Ratio to average net assets attributable to common shares of:
Net investment income, before total preferred share distributions (d)	15.74	%(e)(i)	10.40%	10.47%	8.22	%(i)
Total preferred share distributions	3.48	%(i)	2.91%	2.23%	1.40	%(i)
Net investment income, net of preferred share distributions (d)	12.26	%(e)(i)	7.49%	8.24%	6.82	%(i)
Expenses, net of fee waivers	3.17	%(i)	1.88%	1.45%	1.54	%(i)
Expenses, before fee waivers	4.17	%(i)	2.73%	2.26%	2.29	%(i)
Portfolio Turnover Rate	0.16%		47.76%	23.60%	5.60%
Net assets attributable to common shares, end of period (000s)	$24,748		$27,886	$48,740	$45,380
Preferred shares, liquidation preference ($25,000 per share) (000s)	$22,500		$22,500	$22,500	$22,500
Asset coverage per preferred share (j)	$52,498		$55,984	$79,156	$75,422
(a)
Commencement of operations.
(b)
Net asset value at May 25, 2005, reflects the deduction of the average sales load and offering costs of $0.91 per share paid by the holders of common shares from the $20.00 offering price. We paid a sales load and offering cost of $0.94 per share on 2,237,500 common shares sold to the public and no sales load or offering costs on 67,500 common shares sold to affiliates of RMR Advisors for $20 per share.
(c)
Based on average shares outstanding.
(d)
Amounts are net of expenses waived by RMR Advisors.
(e)
As discussed in Note A (8) to the financial statements, these amounts are subject to change to the extent 2008 distributions by the issuers of the Fund's investments are characterized as capital gains and return of capital.
(f)
Amount is less than $.005/share
(g)
Total returns for periods of less than one year are not annualized.
(h)
Total return based on per share market price assumes the purchase of common shares at the market price on the first day and sales of common shares at the market price on the last day of the period indicated; dividends and distributions, if any, are assumed to be reinvested at market prices on the ex-dividend date. The total return based on net asset value, or NAV, assumes the purchase of common shares at NAV on the first day and sales of common shares at NAV on the last day of the period indicated; distributions are assumed to be reinvested at NAV on the ex-dividend date. Results represent past performance and do not guarantee future results. Total return would have been lower if RMR Advisors had not contractually waived a portion of its investment advisory fee.
(i)
Annualized.
(j)
Asset coverage per share equals net assets attributable to common shares plus the liquidation preference of the preferred shares divided by the total number of preferred shares outstanding at the end of the period.

See notes to financial statements.

RMR Preferred Dividend Fund
Notes to Financial Statements

June 30, 2008 (unaudited)

Note A

(1)  Organization

RMR Preferred Dividend Fund, or the Fund, was organized as a Massachusetts business trust on November 8, 2004, and is registered under the Investment Company Act of 1940, as amended, or the 1940 Act, as a diversified closed end management investment company. The Fund had no operations until May 25, 2005, other than matters relating to the Fund's establishment and registration of the Fund's common shares under the Securities Act of 1933.

(2)  Interim Financial Statements

The accompanying June 30, 2008 financial statements have been prepared without audit. The Fund believes that disclosures made are adequate to make the information presented not misleading. In the opinion of the Fund's management, all adjustments, which include normal recurring adjustments considered necessary for a fair presentation, have been included. The Fund's operating results for this interim period are not necessarily indicative of the results that may be expected on an annual basis in the future.

(3)  Use of Estimates

Preparation of these financial statements in conformity with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that may affect the amounts reported in the financial statements and related notes. The actual results could differ from these estimates particularly for reasons described in Note A (8), and for other reasons.

(4)  Portfolio Valuation

Investment securities of the Fund are valued at the latest sales price whenever that price is readily available on that day; securities for which no sales were reported on that day, unless otherwise noted, are valued at the average of closing bid and ask prices on that day. Securities traded primarily on the NASDAQ Stock Market, or NASDAQ, are normally valued by the Fund at the NASDAQ Official Closing Price, or NOCP, provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Some fixed income securities may be valued using pricing provided by a pricing service. Any of the Fund's securities which are not readily marketable, which are not traded or which have other characteristics of illiquidity are valued by the Fund at fair value as determined in good faith under the supervision of the Fund's board of trustees. Numerous factors may be considered when determining fair value of a security, including cost at date of purchase, type of security, the nature and duration of restrictions on disposition of the security and whether the issuer of the security being fair valued has other securities of the same type outstanding. Short term debt securities with less than 60 days until maturity may be valued at cost plus interest accrued, which approximates market value.

(5)  Fair Value Measurements

The Fund has adopted the provisions of Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements, or FAS 157, effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. FAS 157 established a three tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk; for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•
Level 1 – quoted prices in active markets for identical investments

•
Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•
Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value during the six months ended June 30, 2008 maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund utilized broker quotes, company financial information and other market indicators to value the securities whose prices were not readily available.

The following is a summary of the inputs used as of June 30, 2008, in valuing the Fund's investments carried at value:

Valuation Inputs	Investments in Securities
Level 1 – Quoted prices	$44,024,339
Level 2 – Other significant observable inputs	1,977,000
Level 3 – Significant unobservable inputs	888,000

Total	$46,889,339

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities Characterized as Level 3
Balance as of 12/31/07	$1,194,000
Accrued discounts/premiums	—
Realized gain/loss and change in unrealized appreciation/depreciation	(306,000)
Net purchases/sales	—
Net transfers in and/or out of Level 3	—

Balance, as of 06/30/08	$888,000

Net change in unrealized appreciation/depreciation from investments still held as of 06/30/08	$(306,000)

(6)  Securities Transactions and Investment Income

Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on an identified cost basis.

(7)  Taxes

The Fund has qualified and intends to qualify in the future as a "regulated investment company" and to comply with the applicable provisions of subchapter M of the Internal Revenue Code of 1986, as amended, so that it will generally not be subject to federal income tax. However, the Fund may be subject to a 4% excise tax to the extent the Fund does not distribute substantially all taxable earnings each year.

(8)  Distributable Earnings

The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to pay a stable distribution amount to common shareholders on a monthly basis and distributions to Fund shareholders are declared pursuant to this policy. On July 11, 2008, the Fund declared regular monthly distributions of $0.10 per common share payable in July, August and September 2008. Distributions to shareholders are recorded on the ex-dividend date. The Fund's distributions may consist of ordinary income (net investment income and short term capital gains), long term capital gains and return of capital. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carry-forwards, it is the policy of the Fund not to distribute such gains. Distributions to preferred shareholders are determined as described in Note D.

The Fund has substantial investments in real estate investment trusts, or REITs, which are generally not subject to federal income taxes. Distributions that the Fund receives from REITs can be classified as ordinary income, capital gain income or return of capital by the REITs that make these distributions to the Fund. However, it is not possible to characterize distributions received from REITs during interim periods because the issuers do not report their tax characterization until subsequent to year end. Final characterization of the Fund's 2008 distributions to shareholders is also dependent upon the magnitude or timing of the Fund's securities transactions prior to year end. Therefore it is likely that some portion of the Fund's 2008 investment income and distributions to shareholders will be recharacterized as long term capital gain and return of capital for financial statement and federal income tax purposes subsequent to year end and reflected accordingly in the Fund's year end financial statements.

Although subject to adjustments, the cost, gross unrealized appreciation and unrealized depreciation of the Fund's investments for federal income tax purposes as of June 30, 2008, are as follows:

Cost	$61,952,701

Gross unrealized appreciation	$59,696
Gross unrealized depreciation	(15,123,058)

Net unrealized appreciation/(depreciation)	$(15,063,362)

(9)  Concentration of Risk

Under normal market conditions, the Fund's investments are concentrated in preferred securities issued by REITs. The value of Fund shares may fluctuate more than the shares of a fund not concentrated in the real estate industry due to economic, legal, regulatory, technological or other developments affecting the United States real estate industry.

(10) Common Shares

The Fund issued 11,582 common shares during the six months ended June 30, 2008 and 33,350 common shares during the year ended December 31, 2007, for a total consideration of $131,106 and $516,595 respectively, pursuant to its dividend reinvestment plan.

Note B

Advisory and Administration Agreements and Other Transactions with Affiliates

The Fund has an advisory agreement with RMR Advisors, Inc., or RMR Advisors, to provide the Fund with a continuous investment program, to make day-to-day investment decisions and to generally manage the business affairs of the Fund in accordance with its investment objectives and policies. Pursuant to the agreement, RMR Advisors is compensated at an annual rate of 0.85% of the Fund's average daily managed assets. Managed assets means the total assets of the Fund less liabilities other than any indebtedness entered into for purposes of leverage. For purposes of calculating managed assets, the liquidation preference of preferred shares is not considered a liability.

RMR Advisors has contractually agreed to waive a portion of its annual fee equal to 0.55% of the Fund's average daily managed assets from May 25, 2005 until May 24, 2010. The Fund incurred net advisory fees of $74,633 during the six months ended June 30, 2008. The amount of fees waived by the Advisor was $136,827 for the six months ended June 30, 2008.

RMR Advisors also performs administrative functions for the Fund pursuant to an administration agreement with the Fund. RMR Advisors has entered into a subadministration agreement with State Street Bank and

Trust Company, or State Street, to perform substantially all fund accounting and other administrative services. Under the administration agreement, RMR Advisors is entitled to reimbursement of the cost of providing administrative services. The Fund reimbursed RMR Advisors for $45,022 of subadministrative fees charged by State Street for the six months ended June 30, 2008.

Each trustee who is not a director, officer or employee of RMR Advisors and who is not an "interested person" of the Fund as defined under the 1940 Act is considered to be a "disinterested trustee". Disinterested trustees are each paid by the Fund an annual fee plus attendance fees for board and committee meetings. The Fund incurred $8,761 of trustee fees and expenses during the six months ended June 30, 2008.

The Fund's board of trustees and separately the disinterested trustees authorized the Fund to make reimbursement payments to RMR Advisors for costs related to the Fund's compliance and internal audit programs. The Fund incurred $17,344 of compliance and internal audit expense during the six months ended June 30, 2008. The Fund also participates in pooled insurance programs with RMR Advisors and other funds managed by RMR Advisors and makes payments of allocated portions of related premiums. The Fund incurred $6,227 of insurance expense during the six months ended June 30, 2008.

Note C

Securities Transactions

During the six months ended June 30, 2008, there were purchases and sales transactions (excluding short term securities) of $100,000 and $78,214 respectively. Brokerage commissions on securities transactions amounted to $308 during the six months ended June 30, 2008.

Note D

Preferred Shares

In July 2005, the Fund issued 900 Series M auction preferred shares with a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid distributions. On August 15, 2008 and August 22, 2008, the Fund redeemed 40 and 160 preferred shares, respectively, with a total liquidation preference of $5,000,000. The preferred shares are senior to the Fund's common shares and rank on parity with any other class or series of preferred shares of the Fund as to the payment of periodic distributions, including distribution of assets upon liquidation. If the Fund does not timely cure a failure to (1) maintain asset coverage for the preferred shares as required by rating agencies, or (2) maintain asset coverage, as defined in the 1940 Act, of at least 200%, the preferred shares will be subject to redemption in an amount equal to their liquidation preference plus accumulated but unpaid distributions. The holders of the preferred shares have voting rights equal to the holders of the Fund's common shares and generally vote together with the holders of the common shares as a single class. Holders of the preferred shares, voting as a separate class, also are entitled to elect two of the Fund's trustees. The Fund pays distributions on the preferred shares at a rate set at auctions held generally every seven days. Distributions are generally payable every seven days, on the first business day following the end of a distribution period. The preferred share distribution rate was 3.90% per annum as of June 30, 2008.

To date, no auctions for preferred securities of the Fund have failed to attract sufficient clearing bids. However, an affiliate of the Fund's lead broker-dealer for its preferred securities has purchased a significant amount of the Fund's preferred securities in the auctions. If this affiliate of the Fund's lead broker-dealer had not been supporting the Fund's auctions, the auctions likely would have failed and holders of the Fund's preferred shares would not have been able to sell their preferred shares in the auctions. There can be no assurance that this or any other affiliate of the Fund's lead broker-dealer would purchase Fund preferred shares in any future auction of Fund preferred securities or that the Fund will not have any auction for its preferred securities fail. If an auction of the Fund's preferred shares should fail, the dividend rate for the next succeeding dividend period is set according to a pre-determined formula, and the resulting rate may be higher than the rate which the Fund would otherwise pay as a result of a successful auction. In addition, if an auction fails, holders of the Fund's preferred shares may not be able to sell their preferred shares in that auction. If auctions for the Fund's preferred shares fail, or if market conditions generally frustrate the Fund's ability to enhance investment results through the investment of capital attributable to its outstanding preferred shares, such factors may necessitate a change in the form and/or amount of investment leverage used by the Fund. The Fund has no current intention to change the form or degree of investment leverage that it uses. The use of alternative forms of leverage and/or a reduction in the degree of investment leverage used by the Fund in its investment program could result in reduced investment returns for common shareholders as compared to the returns that historically have been achieved by the Fund through the use of preferred share leverage in favorable market conditions. The Fund proactively manages compliance with asset coverage and other financial ratio requirements applicable to the preferred shares. In order to facilitate compliance with such requirements, and without further notice of its intention to do so, the Fund may from time to time purchase or otherwise acquire its outstanding preferred shares in the open market, in other nondiscriminatory secondary market transactions, pursuant to tender offers or other offers to repurchase preferred shares, or in other permissible purchase transactions, and also may from time to time call or redeem preferred shares in accordance with their terms.

Note E

Submission of Proposals to a Vote of Shareholders

The annual meeting of Fund shareholders was held on April 7, 2008. Following is a summary of the proposal submitted to shareholders for vote at the meeting and votes cast:

Proposal	Votes for	Votes withheld	Votes abstained
Common and Preferred Shares
Election of John L. Harrington as an Independent Trustee until the 2011 annual meeting.	2,513,054	63,018	—

The following trustees' terms of office as trustee continued after the Fund's annual meeting: Barry M. Portnoy, Gerard M. Martin, Frank J. Bailey and Arthur G. Koumantzelis.

RMR Asia Pacific Real Estate Fund
June 30, 2008

To our shareholders,

In the pages that follow, you will find data summarizing our financial results for the six months ended June 30, 2008, and our financial position as of June 30, 2008.

Relevant Market Conditions

Real Estate Industry Fundamentals.    In 2008, we expect commercial real estate fundamentals in the Asia Pacific region to remain generally healthy due to limited new supply. Office market vacancy rates are expected to remain low in Hong Kong, Singapore and Tokyo. Although there may be some slowing in the second half of 2008 and early 2009 due to the declines in export industries, resilient national income growth in most countries, except for Japan, should lead to growing retail sales and rising rental values for retail property. The industrial real estate sector is robust due to the development of logistics networks in the emerging countries. Residential real estate prices are expected to increase in the longer term due to rising incomes and urbanization dynamics which is driving demand in China and India.

Economic growth for the remainder of 2008 is expected to remain strong relative to the rest of the world. For 2008, The International Monetary Fund expects 8.0% GDP growth for developing Asia and 1.5% for Japan. Rising inflation due to high food and energy prices and slowing exports may be short term risks to the rapid economic growth throughout the region.

Real estate companies in the region are generally conservatively financed. However, the credit tightening by lenders across the globe may be problematic for some Asia Pacific based real estate companies in 2008.

Real Estate Industry Technicals.    We expect continued strong demand for real estate investments in the Asia Pacific region. High personal savings rates and attractive real estate yields are expected to lead to increasing values for real estate companies in the region, especially real estate companies that pay a regular dividend, such as REITs. With the exception of Australia, property yields in the region typically are 2-3% higher than long term government bond yields. The number of REITs in the region continues to grow, with several countries currently considering initiating REIT legislation, such as the Philippines, India and China.

Fund Strategies, Techniques and Performance

Our primary investment objective is capital appreciation. There can be no assurance that we will achieve our investment objective.

During the six months ended June 30, 2008, our total return on net asset value, or NAV, was negative 30.7%. During that same period, the total return for the EPRA NAREIT Asia Index (an unmanaged index of Asia Pacific real estate common stocks) was negative 24.2%. We believe this index is relevant to us because all our investments as of June 30, 2008, excluding short term investments, were in securities of real estate companies in countries covered by this index. The S&P 500 Index (an unmanaged index published as Standard and Poor's Composite Index of 500 common stocks) total return for the six months ended June 30, 2008 was negative 11.8%.

Recent Developments

Because of the decline in NAV during the last 15 months and the Fund's relatively small size, the Fund's Board of Trustees is currently considering actions to reduce expenses and otherwise enhance value for the Fund's shareholders. These potential actions include combining the Fund with one or more other RMR closed end funds that have similar investment programs.

Thank you for your continued support. For more information, please view our website, at www.rmrfunds.com.

Sincerely,

Adam D. Portnoy
President

August 27, 2008

Portfolio holdings by sub-sector as a percentage of investments
(as of June 30, 2008)*

Diversified	57%
Office	18%
Hospitality	13%
Others, less than 10%	10%
Short term investments	2%

Total investments	100%

Real Estate	98%
Short term investments	2%

Total investments	100%

Portfolio holdings by country (as of June 30, 2008)*

Hong Kong	36%
Japan	33%
Australia	16%
Others, less than 10%	13%
Short term investments	2%

Total	100%

*
These percentages represent the Fund's portfolio holdings by sub-sector as a percentage of total portfolio holdings and do not match with the percentages included in the Portfolio of Investments schedule which represent the Fund's portfolio holdings by sub-sector as a percentage of the Fund's net assets.

RMR Asia Pacific Real Estate Fund
Portfolio of Investments – June 30, 2008 (unaudited)

Company	Shares	Value

Common Stocks – 94.4%
Australia – 15.8%
Apartments – 1.0%
Peet, Ltd.	124,040	$247,335

Diversified – 8.8%
Abacus Property Group	285,000	314,197
Charter Hall Group	345,000	348,924
Dexus Property Group *	315,000	416,725
FKP Property Group	49,000	230,172
Mirvac Group *	106,000	300,786
Valad Property Group	877,761	563,782

		2,174,586

Office – 6.0%
Commonwealth Property Office Fund *	655,000	775,475
Cromwell Group	953,898	708,702

		1,484,177

Total Australia (Cost $5,529,498)		3,906,098

Hong Kong – 35.9%
Diversified – 16.3%
Agile Property Holdings, Ltd.	320,000	279,073
China Overseas Land & Investment, Ltd.	292,000	461,373
China Resources Land, Ltd.	336,000	465,395
Hongkong Land Holdings, Ltd.	207,000	877,680
Hysan Development Co., Ltd.	183,000	502,254
Kerry Properties, Ltd.	45,500	238,959
KWG Property Holding, Ltd.	433,000	310,982
New World China Land, Ltd.	450,000	233,159
Shun TAK Holdings, Ltd.	300,000	280,868
The Wharf (Holdings), Ltd	92,000	385,238

		4,034,981

Hospitality – 13.4%
Regal Real Estate Investment Trust *	1,573,000	324,798
Sun Hung Kai Properties, Ltd.	221,000	2,998,724

		3,323,522

Office – 0.9%
Champion Real Estate Investment Trust *	475,000	219,917

Retail – 5.3%
Hang Lung Properties, Ltd.	410,000	1,314,566

Total Hong Kong (Cost $9,482,179)		8,892,986

See notes to financial statements and notes to portfolio of investments.

Japan – 33.3%
Diversified – 22.7%
Aeon Mall Co., Ltd.	32,000	$946,273
Kenedix Realty Investment Corp. *	37	219,522
Mitsubishi Estate Co., Ltd.	76,000	1,739,229
Mitsui Fudosan Co., Ltd.	63,000	1,346,800
Shoei Co., Ltd.	25,000	292,885
Sumitomo Realty & Development Co., Ltd.	55,000	1,092,904

		5,637,613

Office – 10.6%
Japan Excellent, Inc. *	45	219,099
Nippon Building Fund, Inc. *	56	659,227
Nomura Real Estate Office Fund, Inc. *	24	180,591
NTT Urban Development Corp.	665	870,509
Orix REIT, Inc. *	30	182,229
Tokyu REIT, Inc. *	63	512,021

		2,623,676

Total Japan (Cost $8,861,294)		8,261,289

Malaysia – 0.6%
Diversified – 0.6%
KLCC Property Holdings Berhad	191,000	158,996

Total Malaysia (Cost $175,892)		158,996

Philippines – 1.2%
Diversified – 1.2%
Filinvest Land, Inc.	8,000,000	124,736
Megaworld Corp.	6,000,000	163,047

		287,783

Total Philippines (Cost $586,433)		287,783

Singapore – 7.6%
Diversified – 7.6%
Ascendas Real Estate Investment Trust *	352,000	571,769
Capitaland, Ltd.	112,000	469,222
CDL Hospitality Trusts *	216,000	279,416
Singapore Land, Ltd.	26,000	119,055
Suntec Real Estate Investment Trust *	230,000	229,907
Yanlord Land Group, Ltd.	150,000	203,962

		1,873,331

Total Singapore (Cost $2,074,419)		1,873,331

Total Common Stocks (Cost $26,709,715)		23,380,483

See notes to financial statements and notes to portfolio of investments.

Warrants – 3.8%
India – 2.3%
Ansal Properties & Infrastructure, Ltd., Macquarie Bank, Ltd., expiring 1/17/12 (a)	44,000	$70,840
DLF, Ltd., Macquarie Bank, Ltd., expiring 6/26/12 (a)	19,500	179,595
Unitech, Ltd., Macquarie Bank, Ltd., expiring 6/24/08 (a)	83,000	330,340

Total India (Cost $1,187,188)		580,775

Taiwan – 1.5%
Chong Hong Construction, Macquarie Bank, Ltd., expiring 5/13/08 (a)	87,000	220,980
Farglary Land Development Co., Ltd.,Macquarie Bank, Ltd, expiring 1/17/12 (a)	45,000	140,400

Total Taiwan (Cost $434,569)		361,380

Total Warrants (Cost $1,621,757)		942,155

Short-Term Investments – 1.7%
Other Investment Companies – 1.7%
Dreyfus Cash Management, Institutional Shares, 2.66% (b) Cost $415,440)	415,440	415,440

Total Investments – 99.9% (Cost $28,746,912)		24,738,078

Other assets less liabilities – 0.1%		28,466

Net Assets – 100%		$24,766,544

Notes to Portfolio of Investments

*
Company is organized as a real estate investment trust as defined by the laws of its country of domicile.
(a)
As of June 30, 2008, this security had not paid a distribution.
(b)
Rate reflects 7 day yield as of June 30, 2008.

See notes to financial statements.

RMR Asia Pacific Real Estate Fund
Financial Statements

Statement of Assets and Liabilities

June 30, 2008 (unaudited)

Assets
Investments in securities, at value (cost $28,746,912)	$24,738,078
Cash	351
Foreign currency, at value (cost $23,861)	23,854
Dividends and interest receivable	150,355
Other assets	122

Total assets	24,912,760

Liabilities
Advisory fee payable	16,449
Payable for investment securities purchased	12
Accrued expenses and other liabilities	129,755

Total liabilities	146,216

Net assets	$24,766,544

Composition of net assets
$.001 par value per share; unlimited number of shares authorized, 1,755,000 shares issued and outstanding	$1,755
Additional paid-in capital	33,409,785
Distributions in excess of net investment income	(2,682,542)
Accumulated net realized loss on investments and foreign currency transactions	(1,954,211)
Net unrealized depreciation on investments and foreign currency transactions	(4,008,243)

Net assets	$24,766,544

Net asset value per share (based on 1,755,000 common shares outstanding)	$14.11

See notes to financial statements.

Statement of Operations

Six Months Ended June 30, 2008 (unaudited)

Investment Income
Dividends (cash distributions received or due, net of foreign taxes withheld of $40,984)	$408,073
Interest	11,221

Total investment income	419,294

Expenses
Advisory	143,182
Audit and legal	59,918
Custodian	48,625
Administrative	46,196
Shareholder reporting	24,338
Compliance and internal audit	17,344
Trustees' fees and expenses	8,900
Other	43,056

Total expenses	391,559
Less: expense waived by the Advisor	(35,796)

Net expenses	355,763

Net investment income	63,531

Realized and unrealized loss on investments and foreign currency transactions
Net realized loss on investments	(1,945,827)
Net realized loss on foreign currency transactions	(231)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency transactions	(9,060,855)

Net decrease in net assets resulting from operations	$(10,943,382)

See notes to financial statements.

Statements of Changes in Net Assets

	Six Months Ended June 30, 2008 (unaudited)	Year Ended December 31 2007

Increase (decrease) in net assets resulting from operations
Net investment income	$63,531	$203,750
Net realized gain (loss) on investments	(1,946,058)	6,437,332
Net change in unrealized appreciation/(depreciation) on investments and foreign currency transactions	(9,060,855)	(1,965,895)

Net increase (decrease) in net assets resulting from operations	(10,943,382)	4,675,187

Distributions to common shareholders from:
Net investment income	—	(6,911,460)
Net realized gain on investments	—	(3,565,890)

Total decrease in net assets	(10,943,382)	(5,802,163)
Net assets
Beginning of period	35,709,926	41,512,089

End of period (including distributions in excess of net investment income of $2,682,542 and $2,746,073, respectively)	$24,766,544	$35,709,926

Common shares issued and repurchased
Shares outstanding, beginning of period	1,755,000	1,755,000
Shares issued	—	—

Shares outstanding, end of period	1,755,000	1,755,000

See notes to financial statements.

RMR Asia Pacific Real Estate Fund
Financial Highlights

Selected Data For A Common Share Outstanding Throughout Each Period

	Six Months Ended June 30, 2008 (unaudited)		Year Ended December 31, 2007	For the Period May 25, 2006(a) to December 31, 2006

Per Common Share Operating Performance (b)
Net asset value, beginning of period	$20.35		$23.65	$19.08	(c)

Income from Investment Operations
Net investment income (d)	.04		.12	.21
Net realized and unrealized appreciation/(depreciation) on investments	(6.28)		2.55	4.40

Net increase (decrease) in net asset value from operations	(6.24)		2.67	4.61
Less: Distributions to common shareholders from:
Net investment income	—		(3.94)	—
Net realized gain on investments	—		(2.03)	—
Common share offering costs charged to capital	—		—	(.04)

Net asset value, end of period	$14.11		$20.35	$23.65

Market price, beginning of period	$16.95		$23.41	$20.00

Market price, end of period	$12.60		$16.95	$23.41

Total Return (e)
Total investment return based on:
Market price (f)	(25.66)%		(2.99)%	17.05%
Net asset value (f)	(30.66)%		11.80%	23.95%

Ratios/Supplemental Data:
Ratio to average net assets attributable to common shares of:
Net investment income (d)	0.44	%(g)	0.45%	1.64	%(g)
Expenses, net of fee waivers	2.48	%(g)	1.78%	2.25	%(g)
Expenses, before fee waivers	2.73	%(g)	2.03%	2.50	%(g)
Portfolio Turnover Rate	32.54%		68.69%	27.61%
Net assets attributable to common shares, end of period (000s)	$24,767		$35,710	$41,512
(a)
Commencement of operations.
(b)
Based on average shares outstanding.
(c)
Net asset value at May 25, 2006, reflects the deduction of the average sales load and offering costs of $0.92 per share paid by the holders of common shares from the $20.00 offering price. We paid a sales load and offering cost of $0.94 per share on 1,710,000 shares sold to the public and no sales load or offering costs on 40,000 common shares sold to affiliates of the RMR Advisors for $20 per share.
(d)
Amounts are net of expenses waived by RMR Advisors.
(e)
Total returns for periods of less than one year are not annualized.
(f)
Total return based on per share market price assumes the purchase of common shares at the market price on the first day and sales of common shares at the market price on the last day of the period indicated; dividends and distributions, if any, are assumed to be reinvested at market prices on the ex-dividend date. The total return based on net asset value, or NAV, assumes the purchase of common shares at NAV on the first day and sales of common shares at NAV on the last day of the period indicated; distributions are assumed to be reinvested at NAV on the ex-dividend date. Results represent past performance and do not guarantee future results.
(g)
Annualized.

See notes to financial statements.

RMR Asia Pacific Real Estate Fund

Notes to Financial Statements

June 30, 2008 (unaudited)

Note A

(1)  Organization

RMR Asia Pacific Real Estate Fund, or the Fund, was organized as a Massachusetts business trust on February 14, 2006, and is registered under the Investment Company Act of 1940, as amended, or the 1940 Act, as a non-diversified closed-end management investment company. The Fund had no operations prior to May 25, 2006, other than matters relating to the Fund's establishment and registration of the Fund's common shares under the Securities Act of 1933.

(2)  Interim Financial Statements

The accompanying June 30, 2008 financial statements have been prepared without audit. The Fund believes that disclosures made are adequate to make the information presented not misleading. In the opinion of the Fund's management, all adjustments, which include normal recurring adjustments considered necessary for a fair presentation, have been included. The Fund's operating results for this interim period are not necessarily indicative of the results that may be expected on an annual basis in the future.

(3)  Use of Estimates

Preparation of these financial statements in conformity with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that may affect the amounts reported in the financial statements and related notes. The actual results could differ from these estimates.

(4)  Portfolio Valuation

Investment securities of the Fund are valued at the latest sales price reflected on the consolidated tape of the exchange that reflects the principal market for such securities whenever that price is readily available on that day; securities for which no sales were reported on that day, unless otherwise noted, are valued at the average of the closing bid and ask prices on that day. Any of the Fund's securities which are not readily marketable, which are not traded or which have other characteristics of illiquidity are valued by the Fund at fair value as determined in good faith under the supervision of the Fund's board of trustees. Numerous factors may be considered when determining fair value of a security, including cost at date of purchase, type of security, the nature and duration of restrictions on disposition of the security and whether the issuer of the security being fair valued has other securities of the same type outstanding. Short-term debt securities with less than 60 days until maturity may be valued at cost plus interest accrued, which approximates market value.

Some foreign markets close before the close of customary trading sessions on the American Stock Exchange or AMEX (normally 4:00 p.m. eastern time). Occasionally, events occur after the principal foreign exchange on which the foreign securities trade has closed but before the AMEX closes and the Fund determines net asset value, or NAV, that could affect the value of the securities the Fund owns or cause their prices to be unreliable. If these events are expected to materially affect the Fund's NAV, the prices of such securities will be adjusted to reflect their estimated fair value as of the close of the AMEX, as determined in good faith under procedures established by the Fund's board of trustees.

(5)  Fair Value Measurements

The Fund has adopted the provisions of Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements, or FAS 157, effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. FAS 157 established a three tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk; for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•
Level 1 – quoted prices in active markets for identical investments

•
Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•
Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value during the six months ended June 30, 2008 maximized the use of observable inputs and minimized the use of unobservable inputs. When the S&P 500 Index fluctuates significantly from the previous day close, we believe that the closing price in the local market may no longer represent the fair value of foreign securities at the time of the U.S. market close. Accordingly, in such circumstances, we report holdings in such foreign securities at their fair values as determined by an independent security pricing service. The service uses a multi-factor model that includes such information as the issue's local closing price, relevant general and sector indices, currency fluctuations, depository receipts, and futures, as applicable. The model generates an adjustment factor for each security that is applied to the local closing price to adjust it for post closing events, resulting in the security's reported fair value.

The following is a summary of the inputs used as of June 30, 2008 in valuing the Fund's investments carried at value:

Valuation Inputs	Investments in Securities
Level 1 – Quoted prices	$415,440
Level 2 – Other significant observable inputs	24,322,638
Level 3 – Significant unobservable inputs	—

Total	$24,738,078

There were no investments in securities characterized as Level 3 as of December 31, 2007 or June 30, 2008.

(6)  Securities Transactions and Investment Income

Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

(7)  Taxes

The Fund has qualified and intends to qualify in the future as a "regulated investment company" and to comply with the applicable provisions of subchapter M of the Internal Revenue Code of 1986, as amended, so that it will generally not be subject to federal income tax. However, the Fund may be subject to a 4% excise tax to the extent the Fund does not distribute substantially all taxable earnings each year.

Some Asia Pacific governments may subject the Fund's investment income and securities sales to withholding or other taxes. For the six months ended June 30, 2008, $40,984 of foreign taxes have been withheld from distributions to the Fund and recorded as a reduction of dividend income.

(8)  Distributable Earnings

The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to make distributions of its income at least annually in amounts at least equal to the amount necessary to maintain its status as a regulated investment company. Distributions to shareholders are recorded on the ex-dividend date. The Fund's distributions may consist of ordinary income (net investment income and short term capital gains), long term capital gains and return of capital. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carry-forwards, it is the policy of the Fund not to distribute such gains.

Although subject to adjustments, the cost, gross unrealized appreciation and unrealized depreciation of the Fund's investments for federal income tax purposes as of June 30, 2008, are as follows:

Cost	$28,746,912

Gross unrealized appreciation	$1,240,212
Gross unrealized depreciation	(5,249,046)

Net unrealized appreciation/(depreciation)	$(4,008,834)

(9)  Concentration of Risk

Under normal market conditions, the Fund's investments are concentrated in common shares, preferred shares and debt securities, including convertible preferred and debt securities, issued by Asia Pacific real estate companies and REITs. The value of Fund shares may fluctuate more than the shares of a fund not concentrated in the real estate industry or in the Asia Pacific region due to economic, legal, regulatory, technological or other developments affecting the Asia Pacific real estate industry and securities market.

(10) Foreign Securities Risk

As compared to U.S. securities, foreign securities may be issued by companies which provide less financial and other information, and which are subject to less developed and difficult to access legal systems, less stringent accounting, auditing and financial reporting standards or different governmental regulations. As compared to

U.S. securities markets, foreign securities markets may have different settlement procedures, may have higher transaction costs, may be conducted in a less regulated manner, are generally smaller and may be less liquid and more volatile than securities markets in the U.S. The value of foreign securities may also decline or be unstable because of political, social or economic events or instability outside of the U.S.

(11) Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rates on the respective transaction dates.

The Fund does not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of investments. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions represents net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid. Net unrealized foreign currency appreciation/(depreciation) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates.

Note B

Advisory, Subadvisory and Administration Agreements and Other Transactions with Affiliates

The Fund has an advisory agreement with RMR Advisors to provide the Fund with a continuous investment program, oversee the subadvisor and generally manage the business affairs of the Fund in accordance with its investment objectives and policies. Pursuant to the agreement, RMR Advisors is compensated at an annual rate of 1% of the Fund's average daily managed assets.

RMR Advisors has contractually agreed to waive a portion of its annual fee equal to 0.25% of the Fund's average daily managed assets from May 25, 2006 until May 25, 2011. The Fund incurred net advisory fees of $107,386 during the six months ended June 30, 2008. The amount of fees waived by the Advisor was $35,796 for the six months ended June 30, 2008.

RMR Advisors has entered into a subadvisory agreement with MacarthurCook Investment Managers Ltd., or MacarthurCook, to make day-to-day investment decisions and to generally manage the business affairs of the Fund in accordance with its investment objectives and policies. Pursuant to the agreement, RMR Advisors, and not the Fund, pays the subadvisor a monthly fee equal to an annual rate of 0.375% of the Fund's average daily managed assets. MacarthurCook has agreed to waive a portion of the fee payable by RMR Advisors such that until May 25, 2011, the fee payable will be equal to 0.25% of the Fund's average daily managed assets.

RMR Advisors also performs administrative functions for the Fund pursuant to an administration agreement with the Fund. RMR Advisors has entered into a subadministration agreement with State Street Bank and Trust Company, or State Street, to perform substantially all fund accounting and other administrative services. Under the administration agreement, RMR Advisors is entitled to reimbursement of the cost of providing administrative services. The Fund reimbursed RMR Advisors for $46,196 of subadministrative fees charged by State Street for the six months ended June 30, 2008.

Each trustee who is not a director, officer or employee of RMR Advisors and who is not an "interested person" of the Fund as defined under the 1940 Act is considered to be a "disinterested trustee". Disinterested trustees are each paid by the Fund an annual fee plus attendance fees for board and committee meetings. The Fund incurred $8,900 of trustee fees and expenses during the six months ended June 30, 2008.

The Fund's board of trustees and separately the disinterested trustees authorized the Fund to make reimbursement payments to RMR Advisors for costs related to the Fund's compliance and internal audit programs. The Fund incurred $17,344 of compliance and internal audit expense during the six months ended June 30, 2008. The Fund also participates in pooled insurance programs with RMR Advisors and other funds managed by RMR Advisors and makes payments of allocated portions of related premiums. The Fund incurred $10,865 of insurance expense during the six months ended June 30, 2008.

Note C

Securities Transactions

During the six months ended June 30, 2008, there were purchases and sales transactions (excluding short-term securities) of $9,842,904 and $17,619,828 respectively. Brokerage commissions on securities transactions amounted to $47,995 during the six months ended June 30, 2008.

Note D

Submission of Proposals to a Vote of Shareholders

The annual meeting of Fund shareholders was held on April 7, 2008. Following is a summary of the proposal submitted to shareholders for vote at the meeting and votes cast:

Proposal	Votes for	Votes withheld	Votes abstained
Election of John L. Harrington as an Independent Trustee until the 2011 annual meeting.	1,480,071	39,471	—

The following trustees' terms of office as trustee continued after the Fund's annual meeting: Barry M. Portnoy, Gerard M. Martin, Frank J. Bailey and Arthur G. Koumantzelis.

Note E

Portfolio Management Changes

On July 17, 2008, Roberto Versace was appointed a co-portfolio manager for the Fund. Mr. Versace replaces Craig Turnbull who resigned from MacarthurCook on June 27, 2008. Craig Dunstan remains a co-portfolio manager for the Fund. Mr. Versace has been a Fund Manager at MacarthurCook since July 2007. From September 2005 to June 2007, Mr. Versace was employed by the global investment and advisory firm Babcock & Brown as part of its Global Real Estate Team. From September 2000 to June 2004, Mr. Versace was an analyst with Colonial First State Global Asset Management, the largest manager of Australian sourced funds.

RMR Asia Real Estate Fund
June 30, 2008

To our shareholders,

In the pages that follow, you will find data summarizing our financial results for the six months ended June 30, 2008, and our financial position as of June 30, 2008.

Relevant Market Conditions

Real Estate Industry Fundamentals.    In 2008, we expect commercial real estate fundamentals in the Asia region to remain generally healthy due to limited new supply. Office market vacancy rates are expected to remain low in Hong Kong, Singapore and Tokyo. Although there may be some slowing in the second half of 2008 and early 2009 due to decline in export industries, resilient national income growth in most countries, except for Japan, should lead to growing retail sales and rising rental values for retail property. The industrial real estate sector is robust due to the development of logistics networks in the emerging countries. Residential real estate prices are expected to increase in the longer term due to rising incomes and urbanization dynamics which is driving demand in China and India.

Economic growth in the remainder of 2008 is expected to remain strong relative to the rest of the world. For 2008, The International Monetary Fund expects 8.0% GDP growth for developing Asia and 1.5% for Japan. Rising inflation due to high food and energy prices and slowing exports may be short term risk to the rapid economic growth throughout the region.

Real estate companies in the region are generally conservatively financed. However, the credit tightening by lenders across the globe may be problematic for some Asia based real estate companies in 2008.

Real Estate Industry Technicals.    We expect continued strong demand for real estate investments in the Asia region. High personal savings rates and attractive real estate yields are expected to lead to increasing values for real estate companies in the region, especially real estate companies that pay a regular dividend, such as REITs. Property yields in the region typically are 2-3% higher than long term government bond yields. The number of REITs in the region continues to grow, with several countries currently considering initiating REIT legislation, such as the Philippines, India and China.

Fund Strategies, Techniques and Performance

Our primary investment objective is capital appreciation. There can be no assurance that we will achieve our investment objective.

During the six months ended June 30, 2008, our total return on net asset value, or NAV, was negative 24.5%. During that same period, the total return for the EPRA NAREIT Asia Index (an unmanaged index of Asia Pacific real estate common stocks) was negative 24.2%. We believe this index is relevant to us because all our investments as of June 30, 2008, excluding short term investments, were in securities of real estate companies in countries covered by this index. The S&P 500 Index (an unmanaged index published as Standard and Poor's Composite Index of 500 common stocks) total return for the six months ended June 30, 2008 was negative 11.9%.

Recent Developments

Because of the decline in NAV during the last 15 months and the Fund's relatively small size, the Fund's Board of Trustees is currently considering actions to reduce expenses and otherwise enhance value for the Fund's shareholders. These potential actions include combining the Fund with one or more other RMR closed end funds that have similar investment programs.

Thank you for your continued support. For more information, please view our website, at www.rmrfunds.com.

Sincerely,

Adam D. Portnoy
President

August 27, 2008

Portfolio holdings by sub-sector as a percentage of investments
(as of June 30, 2008)*

Diversified	69%
Hospitality	11%
Other, less than 10%	19%
Short term investments	1%

Total investments	100%

Real Estate	99%
Short term investments	1%

Total investments	100%

Portfolio holdings by country (as of June 30, 2008)*

Hong Kong	45%
Japan	34%
Singapore	11%
Other, less than 10%	9%
Short term investments	1%

Total	100%

*
These percentages represent the Fund's portfolio holdings by sub-sector as a percentage of total portfolio holdings and do not match with the percentages included in the Portfolio of Investments schedule which represent the Fund's portfolio holdings by sub-sector as a percentage of the Fund's net assets.

RMR Asia Real Estate Fund
Portfolio of Investments – June 30, 2008 (unaudited)

Company	Shares	Value

Common Stocks – 95.0%
Hong Kong – 42.8%
Diversified – 22.7%
Agile Property Holdings, Ltd.	918,000	$800,590
China Overseas Land & Investment, Ltd.	600,000	948,027
China Resources Land, Ltd.	1,015,000	1,405,880
Henderson Land Development Co., Ltd.	104,000	648,228
Hongkong Land Holdings, Ltd.	865,000	3,667,600
Hysan Development Co., Ltd.	1,025,000	2,813,171
Kerry Properties, Ltd.	195,000	1,024,111
KWG Property Holding, Ltd.	1,060,000	761,294
New World China Land, Ltd.	1,650,000	854,917
Shun TAK Holdings, Ltd.	585,000	547,693
The Wharf (Holdings), Ltd.	296,000	1,239,463

		14,710,974

Hospitality – 14.5%
Regal Real Estate Investment Trust *	2,166,000	447,242
Sun Hung Kai Properties, Ltd.	659,000	8,941,896

		9,389,138

Office – 1.2%
Champion Real Estate Investment Trust *	1,735,000	803,277

Retail – 4.4%
Hang Lung Properties, Ltd.	880,000	2,821,508

Total Hong Kong (Cost $31,564,439)		27,724,897

Japan – 40.4%
Diversified – 29.7%
Aeon Mall Co., Ltd.	53,000	1,567,265
Kenedix Realty Investment Corp. *	110	652,635
Mitsubishi Estate Co., Ltd.	353,500	8,089,702
Mitsui Fudosan Co., Ltd.	220,000	4,703,112
Shoei Co., Ltd.	76,960	901,617
Sumitomo Realty & Development Co., Ltd.	169,000	3,358,196

		19,272,527

See notes to financial statements and notes to portfolio of investments.

Office – 10.7%
Japan Excellent, Inc. *	120	$584,263
Nippon Building Fund, Inc. *	210	2,472,101
Nomura Real Estate Office Fund, Inc. *	71	534,247
NTT Urban Development Corp.	1,400	1,832,651
Orix REIT, Inc. *	80	485,944
Tokyu REIT, Inc. *	127	1,032,170

		6,941,376

Total Japan (Cost $35,694,917)		26,213,903

Malaysia – 0.8%
Diversified – 0.8%
KLCC Property Holdings Berhad	616,000	512,784
SP Setia Berhad	9,000	8,098

		520,882

Total Malaysia (Cost $718,304)		520,882

Philippines – 1.3%
Diversified – 1.3%
Filinvest Land, Inc.	23,500,000	366,410
Megaworld Corp.	17,963,000	488,136

		854,546

Total Philippines (Cost $2,595,327)		854,546

Singapore – 9.7%
Diversified – 9.7%
Allgreen Properties, Ltd.	742,000	539,914
Ascendas Real Estate Investment Trust *	1,020,000	1,656,830
Capitaland, Ltd.	330,000	1,382,529
CDL Hospitality Trusts *	835,000	1,080,152
Singapore Land, Ltd.	105,000	480,798
Suntec Real Estate Investment Trust *	640,000	639,741
Yanlord Land Group, Ltd.	390,000	530,300

		6,310,264

Total Singapore (Cost $7,385,867)		6,310,264

Total Common Stocks (Cost $77,958,854)		61,624,492

See notes to financial statements and notes to portfolio of investments.

Warrants – 3.5%
India – 2.0%
Ansal Properties & Infrastructure, Ltd., Macquarie Bank, Ltd., expiring 1/17/12 (a)	93,000	$149,730
DLF, Ltd., Macquarie Bank, Ltd., expiring 6/26/12 (a)	48,000	442,080
Unitech, Ltd., Macquarie Bank, Ltd., expiring 6/24/08 (a)	180,000	716,400

Total India (Cost $2,583,216)		1,308,210

Taiwan – 1.5%
Chong Hong Construction, Macquarie Bank, Ltd., expiring 5/13/08 (a)	210,000	533,400
Farglary Land Development Co., Ltd.,Macquarie Bank, Ltd, expiring 1/17/12 (a)	142,000	443,040

Total Taiwan (Cost $1,152,937)		976,440

Total Warrants (Cost $3,736,153)		2,284,650

Short-Term Investments – 1.5%
Other Investment Companies – 1.5%
Dreyfus Cash Management, Institutional Shares, 2.66% (b) (Cost $967,888)	967,888	967,888

Total Investments – 100.0% (Cost $82,662,895)		64,877,030

Other assets less liabilities – 0.0%		14,825

Net Assets – 100%		$64,891,855

Notes to Portfolio of Investments

*
Company is organized as a real estate investment trust as defined by the laws of its country of domicile.
(a)
As of June 30, 2008, this security had not paid a distribution.
(b)
Rate reflects 7 day yield as of June 30, 2008.

See notes to financial statements.

RMR Asia Real Estate Fund
Financial Statements

Statement of Assets and Liabilities

June 30, 2008 (unaudited)

Assets
Investments in securities, at value (cost $82,662,895)	$64,877,030
Cash	437
Foreign currency, at value (cost $82,254)	82,230
Dividends and interest receivable	116,831
Other assets	5,777

Total assets	65,082,305

Liabilities
Advisory fee payable	43,142
Payable for investment securities purchased	41
Accrued expenses and other liabilities	147,267

Total liabilities	190,450

Net assets	$64,891,855

Composition of net assets
$.001 par value per share; unlimited number of shares authorized, 4,755,000 shares issued and outstanding	$4,755
Additional paid-in capital	90,630,245
Distributions in excess of net investment income	(1,104,072)
Accumulated net realized loss on investments and foreign currency transactions	(6,854,495)
Net unrealized depreciation on investments and foreign currency transactions	(17,784,578)

Net assets	$64,891,855

Net asset value per share (based on 4,755,000 common shares outstanding)	$13.65

See notes to financial statements.

Statement of Operations

Six Months Ended June 30, 2008 (unaudited)

Investment Income
Dividends (cash distributions received or due, net of foreign taxes withheld of $32,320)	$782,733
Interest	14,542

Total investment income	797,275

Expenses
Advisory	371,789
Custodian	84,182
Audit and legal	60,575
Administrative	45,030
Shareholder reporting	22,836
Compliance and internal audit	17,344
Trustees' fees and expenses	8,900
Other	36,391

Total expenses	647,047
Less: expense waived by the Advisor	(92,947)

Net expenses	554,100

Net investment income	243,175

Realized and unrealized gain (loss) on investments and foreign currency transactions
Net realized loss on investments	(6,020,364)
Net realized loss on foreign currency transactions	(2,446)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency transactions	(15,339,959)

Net decrease in net assets resulting from operations	$(21,119,594)

See notes to financial statements.

Statements of Changes in Net Assets

	Six Months Ended June 30, 2008 (unaudited)	For the Period May 25, 2007(a) to December 31, 2007

Increase (decrease) in net assets resulting from operations
Net investment income	$243,175	$166,556
Net realized loss on investments	(6,022,810)	(681,238)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency transactions	(15,339,959)	(2,444,619)

Net decrease in net assets resulting from operations	(21,119,594)	(2,959,301)

Distributions to common shareholders from:
Net investment income	—	(1,664,250)
Capital shares transactions
Net proceeds from sale of common shares	—	90,535,000

Net increase from capital transactions	—	90,535,000

Total increase (decrease) in net assets	(21,119,594)	85,911,449
Net assets
Beginning of period	86,011,449	100,000

End of period (including distributions in excess of net investment income of $1,104,072 and $1,347,247, respectively)	$64,891,855	$86,011,449

Common shares issued and repurchased
Shares outstanding, beginning of period	4,755,000	5,000
Shares issued	—	4,750,000

Shares outstanding, end of period	4,755,000	4,755,000

(a) Commencement of operations.
See notes to financial statements.

RMR Asia Real Estate Fund
Financial Highlights

Selected Data For A Common Share Outstanding Throughout Each Period

	Six Months Ended June 30, 2008 (unaudited)	For the Period May 25, 2007(a) to December 31, 2007

Per Common Share Operating Performance
Net asset value, beginning of period	$18.09	$19.06 (c)

Income from Investment Operations
Net investment income (d)	.05	.04
Net realized and unrealized appreciation/(depreciation) on investments	(4.49)	(.62)

Net decrease in net asset value from operations	(4.44)	(.58)
Less: Distributions to common shareholders from:
Net investment income	—	(.35)
Common share offering costs charged to capital	—	(.04)

Net asset value, end of period	$13.65	$18.09

Market price, beginning of period	$15.07	$20.00

Market price, end of period	$11.66	$15.07

Total Return (e)
Total investment return based on:
Market price (f)	(22.63)%	(22.91)%
Net asset value (f)	(24.54)%	(3.24)%

Ratios/Supplemental Data:
Ratio to average net assets attributable to common shares of: (g)
Net investment income (d)	0.65%	0.32%
Expenses, net of fee waivers	1.49%	1.40%
Expenses, before fee waivers	1.74%	1.65%
Portfolio Turnover Rate	27.85%	16.99%
Net assets attributable to common shares, end of period (000s)	$64,892	$86,011
(a)
Commencement of operations.
(b)
Based on average shares outstanding.
(c)
Net asset value at May 25, 2007, reflects the deduction of the average sales load and offering costs of $0.94 per share paid by the holders of common shares from the $20.00 offering price. We paid a sales load of $0.90 per share on 4,750,000 common shares sold to the public.
(d)
Amounts are net of expenses waived by RMR Advisors.
(e)
Total returns for periods of less than one year are not annualized.
(f)
Total return based on per share market price assumes the purchase of common shares at the market price on the first day and sales of common shares at the market price on the last day of the period indicated; dividends and distributions, if any, are assumed to be reinvested at market prices on the ex-dividend date. The total return based net asset value, or NAV, assumes the purchase of common shares at NAV on the first day and sales of common shares at NAV on the last day of the period indicated; distributions are assumed to be reinvested at NAV on the ex-dividend date. Results represent past performance and do not guarantee future results. Total return would have been lower if RMR Advisors had not contractually waived a portion of its investment advisory fee.
(g)
Annualized.

See notes to financial statements.

RMR Asia Real Estate Fund
Notes to Financial Statements

June 30, 2008 (unaudited)

Note A

(1)  Organization

RMR Asia Real Estate Fund, or the Fund, was organized as a Massachusetts business trust on January 18, 2007, and is registered under the Investment Company Act of 1940, or the 1940 Act, as amended, as a non-diversified closed-end management investment company. The Fund had no operations prior to May 25, 2007, other than matters relating to the Fund's establishment, registration of the Fund's common shares under the Securities Act of 1933, and the sale of 5,000 common shares for $100,000 to RMR Advisors, Inc., or RMR Advisors. On May 25, 2007, the Fund sold 4,750,000 common shares in an initial public offering. Proceeds to the Fund were $90,535,000 after deducting underwriting commissions and $190,000 of offering expenses.

(2)  Interim Financial Statements

The accompanying June 30, 2008 financial statements have been prepared without audit. The Fund believes that disclosures made are adequate to make the information presented not misleading. In the opinion of the Fund's management, all adjustments, which include normal recurring adjustments considered necessary for a fair presentation, have been included. The Fund's operating results for this interim period are not necessarily indicative of the results that may be expected in the future.

(3)  Use of Estimates

Preparation of these financial statements in conformity with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that may affect the amounts reported in the financial statements and related notes. The actual results could differ from these estimates.

(4)  Portfolio Valuation

Investment securities of the Fund are valued at the latest sales price reflected on the consolidated tape of the exchange that reflects the principal market for such securities whenever that price is readily available on that day; securities for which no sales were reported on that day, unless otherwise noted, are valued at the average of the closing bid and ask prices on that day. Any of the Fund's securities which are not readily marketable, which are not traded or which have other characteristics of illiquidity are valued by the Fund at fair value as determined in good faith under the supervision of the Fund's board of trustees. Numerous factors may be considered when determining fair value of a security, including cost at date of purchase, type of security, the nature and duration of restrictions on disposition of the security and whether the issuer of the security being fair valued has other securities of the same type outstanding. Short-term debt securities with less than 60 days until maturity may be valued at cost plus interest accrued, which approximates market value.

Some foreign markets close before the close of customary trading sessions on the American Stock Exchange or AMEX (normally 4:00 p.m. eastern time). Occasionally, events occur after the principal foreign exchange on which the foreign securities trade has closed but before the AMEX closes and the Fund determines net asset value, or NAV, that could affect the value of the securities the Fund owns or cause their prices to be unreliable. If these events are expected to materially affect the Fund's NAV, the prices of such securities will be adjusted to reflect their estimated fair value as of the close of the AMEX, as determined in good faith under procedures established by the Fund's board of trustees.

(5)  Fair Value Measurements

The Fund has adopted the provisions of Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements, or FAS 157, effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. FAS 157 established a three tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk; for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•
Level – quoted prices in active markets for identical investments

•
Level – other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•
Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value during the six months ended June 30, 2008 maximized the use of observable inputs and minimized the use of unobservable inputs. When the S&P 500 Index fluctuates significantly from the previous day close, we believe that the closing price in the local market may no longer represent the fair value of foreign securities at the time of the U.S. market close. Accordingly, in such circumstances, we report holdings in such foreign securities at their fair values as determined by an independent security pricing service. The service uses a multi-factor model that includes such information as the issue's local closing price, relevant general and sector indices, currency fluctuations, depository receipts, and futures, as applicable. The model generates an adjustment factor for each security that is applied to the local closing price to adjust it for post closing events, resulting in the security's reported fair value.

The following is a summary of the inputs used as of June 30, 2008 in valuing the Fund's investments carried at value:

Valuation Inputs	Investments in Securities
Level 1 – Quoted prices	$967,888
Level 2 – Other significant observable inputs	63,909,142
Level 3 – Significant unobservable inputs	—

Total	$64,877,030

There were no investments in securities characterized as Level 3 as of December 31, 2007 or June 30, 2008.

(6)  Securities Transactions and Investment Income

Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on an identified cost basis.

(7)  Taxes

The Fund has qualified and intends to qualify in the future as a "regulated investment company" and to comply with the applicable provisions of subchapter M of the Internal Revenue Code of 1986, as amended, so that it will generally not be subject to federal income tax. However, the Fund may be subject to a 4% excise tax to the extent the Fund does not distribute substantially all taxable earnings each year.

Some Asian governments may subject the Fund's investment income and securities sales to withholding or other taxes. For the six months ended June 30, 2008, $32,320 of foreign taxes have been withheld from distributions to the Fund and recorded as a reduction of dividend income.

(8)  Distributable Earnings

The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to make distributions of its income at least annually in amounts at least equal to the amount necessary to maintain its status as a regulated investment company. Distributions to shareholders are recorded on the ex-dividend date. The Fund's distributions may consist of ordinary income (net investment income and short term capital gains), long term capital gains and return of capital. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carry forwards, it is the policy of the Fund not to distribute such gains.

Although subject to adjustments, the cost, gross unrealized appreciation and unrealized depreciation of the Fund's investments for federal income tax purposes as of June 30, 2008, are as follows:

Cost	$82,662,895

Gross unrealized appreciation	$199,985
Gross unrealized depreciation	(17,985,850)

Net unrealized appreciation/(depreciation)	$(17,785,865)

(9)  Concentration of Risk

Under normal market conditions, the Fund's investments are concentrated in common shares, preferred shares and debt securities, including convertible preferred and debt securities, issued by Asian real estate companies and REITs. The value of Fund shares may fluctuate more than the shares of a fund not concentrated in the real estate industry or in the Asian region due to economic, legal, regulatory, technological or other developments affecting the Asian real estate industry and securities market.

(10) Foreign Securities Risk

As compared to U.S. securities, foreign securities may be issued by companies which provide less financial and other information, and which are subject to less developed and difficult to access legal systems, less stringent accounting, auditing and financial reporting standards or different governmental regulations. As compared to

U.S. securities markets, foreign securities markets may have different settlement procedures, may have higher transaction costs, may be conducted in a less regulated manner, are generally smaller and may be less liquid and more volatile than securities markets in the U.S. The value of foreign securities may also decline or be unstable because of political, social or economic events or instability outside of the U.S.

(11) Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rates on the respective transaction dates.

The Fund does not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of investments. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions represents net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid. Net unrealized foreign currency appreciation/(depreciation) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates.

Note B

Advisory, Subadvisory and Administration Agreements and Other Transactions with Affiliates

The Fund has an advisory agreement with RMR Advisors, to provide the Fund with a continuous investment program, oversee the subadvisor and generally manage the business affairs of the Fund in accordance with its investment objectives and policies. Pursuant to the agreement, RMR Advisors is compensated at an annual rate of 1% of the Fund's average daily managed assets.

RMR Advisors has contractually agreed to waive a portion of its annual fee equal to 0.25% of the Fund's average daily managed assets from May 25, 2007 until May 25, 2012. The Fund incurred net advisory fees of $278,842 during the six months ended June 30, 2008. The amount of fees waived by the Advisor was $92,947 for the six months ended June 30, 2008.

RMR Advisors has entered into a subadvisory agreement with MacarthurCook Investment Managers Ltd., or MacarthurCook, to make day-to-day investment decisions and to generally manage the business affairs of the Fund in accordance with its investment objectives and policies. Pursuant to the agreement, RMR Advisors, and not the Fund, pays the subadvisor a monthly fee equal to an annual rate of 0.375% of the Fund's average daily managed assets. MacarthurCook has agreed to waive a portion of the fee payable by RMR Advisors such that until May 25, 2012, the fee payable will be equal to 0.25% of the Fund's average daily managed assets.

RMR Advisors also performs administrative functions for the Fund pursuant to an administration agreement with the Fund. RMR Advisors has entered into a subadministration agreement with State Street Bank and Trust Company, or State Street, to perform substantially all fund accounting and other administrative services. Under the administration agreement, RMR Advisors is entitled to reimbursement of the cost of providing administrative services. The Fund reimbursed RMR Advisors for $45,030 of subadministrative fees charged by State Street for the six months ended June 30, 2008.

Each trustee who is not a director, officer or employee of RMR Advisors and who is not an "interested person" of the Fund as defined under the 1940 Act is considered to be a "disinterested trustee". Disinterested trustees are each paid by the Fund an annual fee plus attendance fees for board and committee meetings. The Fund incurred $8,900 of trustee fees and expenses during the six months ended June 30, 2008.

The Fund's board of trustees and separately the disinterested trustees authorized the Fund to make reimbursement payments to RMR Advisors for costs related to the Fund's compliance and internal audit programs. The Fund incurred $17,344 of compliance and internal audit expense during the six months ended June 30, 2008. The Fund also participates in pooled insurance programs with RMR Advisors and other funds managed by RMR Advisors and makes payments of allocated portions of related premiums. The Fund incurred $7,078 of insurance expense during the six months ended June 30, 2008.

Note C

Securities Transactions

During the six months ended June 30, 2008, there were purchases and sales transactions (excluding short term securities) of $20,968,472 and $22,622,306 respectively. Brokerage commissions on securities transactions amounted to $92,271 during the six months ended June 30, 2008.

Note D

Submission of Proposals to a Vote of Shareholders

The annual meeting of Fund shareholders was held on April 7, 2008. Following is a summary of the proposal submitted to shareholders for vote at the meeting and votes cast:

Proposal	Votes for	Votes withheld	Votes abstained
Election of John L. Harrington as an Independent Trustee until the 2011 annual meeting	4,564,949	21,446	—

The following trustees' terms of office as trustee continued after the Fund's annual meeting: Barry M. Portnoy, Gerard M. Martin, Frank J. Bailey and Arthur G. Koumantzelis.

Note E

Portfolio Management Changes

On July 17, 2008, Roberto Versace was appointed a co-portfolio manager for the Fund. Mr. Versace replaces Craig Turnbull who resigned from MacarthurCook on June 28, 2008. Craig Dunstan remains a co-portfolio manager for the Fund. Mr. Versace has been a Fund Manager at MacarthurCook since July 2007. From September 2005 to June 2007, Mr. Versace was employed by the global investment and advisory firm Babcock & Brown as part of its Global Real Estate Team. From September 2000 to June 2004, Mr. Versace was an analyst with Colonial First State Global Asset Management, the largest manager of Australian sourced funds.

RMR Dividend Capture Fund
June 30, 2008

To our shareholders,

In the pages that follow, you will find data summarizing our financial results for the six months ended June 30, 2008, and our financial position as of June 30, 2008.

I am pleased to report that the Fund has now completed its first six months of operation since its launch in December of 2007. Following the IPO, we raised an additional $10 million in auction rate preferred securities in February 2008, effectively leveraging the Fund 29%.

Relevant Market Conditions

Closed-End Fund Market.

The closed-end fund market remained volatile during the first half of 2008. Despite several attempts by the Fed to inject liquidity into the capital markets generally in the form of lower rates and new lending facilities, credit availability remained tight as banks reduced lending in an effort to conserve cash. The auction rate securities market which had been a major source of leverage to closed end funds, collapsed in February, as banks decided not support the auctions.

After reaching $27.6 billion in full year 2007, closed end IPOs dried up in the first half of 2008, with only one offering brought to the market in January for a total raise of $120 million.

Real Estate Industry Fundamentals.

Despite a slowing economy and negative sentiment regarding the direction of the financial markets, real estate fundamentals remained stable during the first half of 2008. Occupancy levels held up and rents continued to increase, albeit at a slower pace. Property sales, however, slowed substantially as a result of tighter lending standards and wide differences between buyers and sellers regarding valuations. With limited transactions taking place, it is hard to estimate how much commercial property values have declined. Some estimates put the figure somewhere between negative 10% to negative 15%. What is clear, however, is that property values are no longer at levels seen in early 2007.

For the balance of the year, we believe the economy will likely continue to struggle due to higher food and energy prices, lack of employment growth and a weak housing market. Lending will continue to be restricted, hampering overall economic growth as financial institutions continue to strengthen their balance sheets.

Real Estate Industry Technicals.

Throughout the first half of the year, the REIT market continued to exhibit high volatility. REITs started the year on a negative note, down almost 12% in mid-January, and rebounded sharply during March and April (up 6% during each month) following the Fed's and J.P. Morgan's rescue of Bear Stearns. Concern about additional write-offs from financial institutions sent the REIT market, along with other financial services companies, into negative territory during the month of June. REITs were down 11% in June and finished the first half of the year down 3.5%. Despite the volatility, REIT dedicated funds saw $3 billion of inflows during the first six months of the year, an encouraging sign after outflows of more than $9 billion from the period March to December 2007.

Fund Strategies, Techniques and Performance

Our primary objective is to earn and pay to our common shareholders a high current dividend income by investing in real estate companies and portfolio funds. Our secondary objective is capital appreciation. There can be no assurance that we will achieve our investment objectives.

During the six months ended June 30, 2008, our total return on net asset value, or NAV (including NAV changes and assuming a hypothetical reinvestment of distributions at NAV), was negative 5.7%. During that same period, the total return for the MSCI US REIT Total Return Index (an unmanaged index of REIT common stocks) was negative 3.5% and the total return for the Fund Data U.S. All Taxable ex-Foreign Equity Index (a market cap weighted Index of closed-end funds) was negative 5.9%. We believe these two indices are relevant to us because our investments, excluding short term investments, as of June 30, 2008, included 46% in REIT common stocks and 52% in common stocks of closed-end funds. The S&P 500 Index (an unmanaged index published as Standard and Poor's Composite Index of 500 common stocks) total return for the six months ended June 30, 2008 was negative 11.9%.

Recent Developments

Recently, credit markets, including the market for auction rate securities such as the Fund's $10 million in preferred shares, have experienced a liquidity crisis. To date, no auctions for the Fund's preferred shares have failed; however, an affiliate of the Fund's lead broker dealer for its preferred shares has purchased a significant amount of the Fund's preferred shares in the auctions. Please see notes to the financial statements for more information.

Because of the decline in NAV during the last 15 months and the Fund's relatively small size, the Fund's Board of Trustees is currently considering actions to reduce expenses and otherwise enhance value for the Fund's shareholders. These potential actions include combining the Fund with one or more other RMR closed end funds that have similar investment programs.

Thank you for your continued support. For more information, please view our website, at www.rmrfunds.com.

Sincerely,

Adam D. Portnoy
President
August 27, 2008

Portfolio holdings by sub-sector as a percentage of investments (as of June 30, 2008)*

Investment companies	52%
Hospitality real estate	15%
Office real estate	11%
Others, less than 10% each	22%

Total investments	100%

REITs	46%
Investment companies	52%
Other	2%

Total investments	100%

*
These percentages represent the Fund's portfolio holdings by sub-sector as a percentage of total portfolio holdings and do not match with the percentages included in the Portfolio of Investments schedule which represent the Fund's portfolio holdings by sub-sector as a percentage of the Fund's net assets.

RMR Dividend Capture Fund
Portfolio of Investments – June 30, 2008 (unaudited)

Company	Shares	Value

Common Stocks – 70.7%
Real Estate Investment Trusts – 67.9%
Diversified – 10.8%
CapLease, Inc.	123,725	$926,700
Lexington Corporate Properties Trust	50,883	693,536
National Retail Properties, Inc.	33,270	695,343

		2,315,579

Health Care – 4.3%
Medical Properties Trust, Inc.	91,053	921,456

Hospitality – 15.6%
Ashford Hospitality Trust, Inc.	148,030	683,899
DiamondRock Hospitality Co.	90,000	980,100
FelCor Lodging Trust, Inc.	70,945	744,922
Hersha Hospitality Trust	121,200	915,060

		3,323,981

Industrial – 3.8%
First Industrial Realty Trust, Inc.	29,730	816,683

Manufactured Homes – 4.1%
Sun Communities, Inc.	48,317	880,819

Mortgage – 1.8%
Gramercy Capital Corp.	32,262	373,917

Office – 6.2%
Brandywine Realty Trust	15,000	236,400
Parkway Properties, Inc.	32,000	1,079,360

		1,315,760

Retail – 21.3%
CBL & Associates Properties, Inc.	25,200	575,568
Cedar Shopping Centers, Inc.	81,550	955,766
Developers Diversified Realty Corp.	29,400	1,020,474
Glimcher Realty Trust	54,100	604,838
Pennsylvania Real Estate Investment Trust	14,500	335,530
Ramco-Gershenson Properties Trust	51,251	1,052,695

		4,544,871

Total Real Estate Investment Trusts (Cost $17,394,989)		14,493,066

Other – 2.8%
DHT Maritime, Inc.	60,000	601,800

Total Other (Cost $657,282)		601,800

Total Common Stocks (Cost $18,052,271)		15,094,866

See notes to financial statements and notes to portfolio of investments.

Company	Shares	Value

Other Investment Companies – 75.0%
Blackrock Enhanced Dividend Achievers Trust	80,766	$810,083
Blackrock Limited Duration Income Trust	56,150	859,095
Blackrock Preferred and Equity Advantage Trust	49,836	759,002
Cohen & Steers Advantage Income Realty Fund, Inc.	58,000	857,240
Cohen & Steers Premium Income Realty Fund, Inc.	47,376	712,535
Cohen & Steers REIT and Preferred Income Fund, Inc.	39,000	744,900
Cohen & Steers REIT and Utility Income Fund, Inc.	65,384	1,146,836
DWS Dreman Value Income Edge Fund, Inc.	79,070	1,058,747
DWS RREEF Real Estate Fund II, Inc.	94,150	1,084,608
Eaton Vance Enhanced Equity Income Fund	51,871	906,705
Eaton Vance Enhanced Equity Income Fund II	20,100	344,916
Eaton Vance Senior Floating-Rate Fund	20,000	286,000
Flaherty & Crumrine/ Claymore Preferred Securities Income Fund, Inc.	55,744	777,072
ING Global Equity Dividend & Premium Opportunity Fund	14,800	234,284
LMP Capital and Income Fund, Inc.	60,144	929,225
LMP Real Estate Income Fund, Inc.	52,172	798,232
Neuberger Berman Real Estate Securities Income Fund, Inc.	84,540	790,449
Nicholas-Applegate Convertible & Income Fund II	53,804	621,436
Nuveen Floating Rate Income Fund	31,885	344,358
Nuveen Real Estate Income Fund	3,700	54,760
Pioneer Floating Rate Trust	53,431	735,745
The Zweig Total Return Fund, Inc.	84,877	375,156
Western Asset Emerging Markets Debt Fund, Inc.	45,473	786,228

Total Other Investment Companies (Cost $17,049,942)		16,017,612

Short-Term Investments – 0.4%
Other Investment Companies – 0.4%
Dreyfus Cash Management, Institutional Shares, 2.66% (a) (Cost $92,284)	92,284	92,284

Total Investments – 146.1% (Cost $35,194,497)		31,204,762

Other assets less liabilities – 0.7%		152,392
Preferred Shares, at liquidation preference – (46.8)%		(10,000,000)

Net Assets applicable to common shareholders – 100%		$21,357,154

Notes to Portfolio of Investments
(a) Rate reflects 7 day yield as of June 30, 2008.

See notes to financial statements.

RMR Dividend Capture Fund
Financial Statements

Statement of Assets and Liabilities

June 30, 2008 (unaudited)

Assets
Investments in securities, at value (cost $35,194,497)	$31,204,762
Cash	217
Dividends and interest receivable	251,647
Other assets	4,511

Total assets	31,461,137

Liabilities
Advisory fee payable	27,772
Distributions payable – preferred shares	8,068
Accrued expenses and other liabilities	68,143

Total liabilities	103,983

Preferred shares, at liquidation preference
Auction preferred shares, Series F; $.001 par value per share; 400 shares issued and outstanding at $25,000 per share liquidation preference	10,000,000

Net assets attributable to common shares	$21,357,154

Composition of net assets
Common shares, $.001 par value per share; unlimited number of shares authorized, 1,255,000 shares issued and outstanding	$1,255
Additional paid-in capital	23,700,745
Undistributed net investment income	743,630
Accumulated net realized gain on investment transactions	901,259
Net unrealized depreciation on investments	(3,989,735)

Net assets attributable to common shares	$21,357,154

Net asset value per share attributable to common shares (based on 1,255,000 common shares outstanding)	$17.02

See notes to financial statements.

RMR Dividend Capture Fund
Financial Statements – continued

Statement of Operations

Six Months Ended June 30, 2008 (unaudited)

Investment Income
Dividends (cash distributions received or due)	$1,794,235
Interest	59,564

Total investment income	1,853,799

Expenses
Advisory	156,547
Administrative	49,418
Audit and legal	46,775
Custodian	23,808
Shareholder reporting	17,745
Compliance and internal audit	17,344
Trustees' fees and expenses	8,900
Other	30,396

Total expenses	350,933

Net investment income	1,502,866

Realized and unrealized gain (loss) on investments
Net realized gain on investments	814,114
Net change in unrealized appreciation/(depreciation) on investments	(3,131,690)

Net realized and unrealized loss on investments	(2,317,576)

Distributions to preferred shareholders from net investment income	(172,044)

Net decrease in net assets attributable to common shares resulting from operations	$(986,754)

See notes to financial statements.

RMR Dividend Capture Fund
Financial Statements – continued

Statements of Changes in Net Assets

	Six Months Ended June 30, 2008 (unaudited)	For the Period December 18, 2007(a) to December 31, 2007

Increase (decrease) in net assets resulting from operations
Net investment income	$1,502,866	$241,148
Net realized gain on investments	814,114	87,145
Net change in unrealized appreciation/(depreciation) on investments	(3,131,690)	(858,045)
Distributions to preferred shareholders from:
Net investment income	(172,044)	—

Net decrease in net assets attributable to common shares resulting from operations	(986,754)	(529,752)

Distributions to common shareholders from:
Net investment income	(838,340)	—
Capital shares transactions
Net proceeds from sale of common shares	—	23,872,000
Net proceeds from sale of preferred shares	9,740,000	—

Net increase from capital transactions	9,740,000	23,872,000
Less: Liquidation preference of preferred shares issued	(10,000,000)	—

Total increase (decrease) in net assets attributable to common shares	(2,085,094)	23,342,248
Net assets attributable to common shares
Beginning of period	23,442,248	100,000

End of period (including undistributed net investment income of $743,630 and $251,148, respectively)	$21,357,154	$23,442,248

Common shares issued and repurchased
Shares outstanding, beginning of period	1,255,000	5,000
Shares issued	—	1,250,000

Shares outstanding, end of period	1,255,000	1,255,000

(a) Commencement of operations.

See notes to financial statements.

RMR Dividend Capture Fund
Financial Highlights

Selected Data For A Common Share Outstanding Throughout Each Period

	Six Months Ended June 30, 2008 (unaudited)		For the Period December 18, 2007(a) to December 31, 2007

Per Common Share Operating Performance (b)
Net asset value, beginning of period	$18.68		$19.14 (c)

Income from Investment Operations
Net investment income	1.20	(d)	.19
Net realized and unrealized appreciation/(depreciation) on investments	(1.92	)(d)	(.61)
Distributions to preferred shareholders (common stock equivalent basis) from:
Net investment income	(.14	)(d)	—

Net decrease in net asset value from operations	(.86)		(.42)
Less: Distributions to common shareholders from:
Net investment income	(.67	)(d)	—
Common share offering costs charged to capital	—		(.04)
Preferred share offering costs charged to capital	(.13)		—

Net asset value, end of period	$17.02		$18.68

Market price, beginning of period	$20.00		$20.00

Market price, end of period	$17.29		$20.00

Total Return (e)
Total investment return based on:
Market price (f)	(10.13)%		0.00%
Net asset value (f)	(5.65)%		(2.20)%

Ratios/Supplemental Data:
Ratio to average net assets attributable to common shares (g) of:
Net investment income, before total preferred share distributions	12.73	%(d)	30.71%
Total preferred share distributions	1.46%		0.00%
Net investment income, net of preferred share distributions	11.27	%(d)	30.71%
Expenses	2.97%		10.21%
Portfolio Turnover Rate	97.60%		0.00%
Net assets attributable to common shares, end of period (000s)	$21,357		$23,442
Preferred shares, liquidation preference ($25,000 per share) (000s)	$10,000		$—
Asset coverage per preferred share (h)	$78,393		$—
(a)
Commencement of operations.
(b)
Based on average shares outstanding.
(c)
Net asset value at December 12, 2007, reflects the deduction of the average sales load and offering costs of $0.90 per share paid by the holders of common shares from the $20.00 offering price. We paid a sales load of $0.94 per share on 1,200,000 shares sold to the public and no sales load or offering costs on 50,000 common shares sold to affiliates of RMR Advisors for $20.00 per share.
(d)
As discussed in Note A (8) to the financial statements, these amounts are subject to change to the extent 2008 distributions by the issuers of the Fund's investments are characterized as capital gains and return of capital.
(e)
Total returns for periods of less than one year are not annualized.
(f)
Total return based on per share market price assumes the purchase of common shares at the market price on the first day and sales of common shares at the market price on the last day of the period indicated; dividends and distributions, if any, are assumed to be reinvested at market prices on the ex-dividend date. The total return based on net asset value, or NAV, assumes the purchase of common shares at NAV on the first day and sales of common shares at NAV on the last day of the period indicated; distributions are assumed to be reinvested at NAV on the ex-dividend date. Results represent past performance and do not guarantee future results.
(g)
Annualized.
(h)
Asset coverage per share equals net assets attributable to common shares plus the liquidation preference of the preferred shares divided by the total number of preferred shares outstanding at the end of the period.

See notes to financial statements.

RMR Dividend Capture Fund
Notes to Financial Statements

June 30, 2008 (unaudited)

Note A

(1)  Organization

RMR Dividend Capture Fund, or the Fund, was organized as a Massachusetts business trust on June 14, 2007, and is registered under the Investment Company Act of 1940, as amended, or the 1940 Act, as a non-diversified closed-end management investment company. The Fund had no operations prior to December 18, 2007, other than matters relating to the Fund's establishment, registration of the Fund's common shares under the Securities Act of 1933, and the sale of 5,000 common shares for $100,000 to RMR Advisors, Inc., or RMR Advisors. On December 18, 2007, the Fund sold 1,250,000 common shares in an initial public offering including 50,000 shares sold to affiliates of RMR Advisors. Proceeds to the Fund were $23,872,000 after deducting underwriting commissions and $48,000 of offering expenses. There was no underwriting commission or offering expenses paid on shares sold to the affiliates of RMR Advisors.

(2)  Interim Financial Statements

The accompanying June 30, 2008 financial statements have been prepared without audit. The Fund believes that disclosures made are adequate to make the information presented not misleading. In the opinion of the Fund's management, all adjustments, which include normal recurring adjustments considered necessary for a fair presentation, have been included. The Fund's operating results for this interim period are not necessarily indicative of the results that may be expected on an annual basis in the future.

(3)  Use of Estimates

Preparation of these financial statements in conformity with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that may affect the amounts reported in the financial statements and related notes. The actual results could differ from these estimates particularly for reasons described in Note A (8), and for other reasons.

(4)  Portfolio Valuation

Investment securities of the Fund are valued at the latest sales price whenever that price is readily available on that day; securities for which no sales were reported on that day, unless otherwise noted, are valued at the average of the closing bid and ask prices on that day. Securities traded primarily on the NASDAQ Stock Market, or NASDAQ, are normally valued by the Fund at the NASDAQ Official Closing Price, or NOCP, provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Some fixed income securities may be valued using pricing provided by a pricing service. Any of the Fund's securities which are not readily marketable, which are not traded or which have other characteristics of illiquidity are valued by the Fund at fair value as determined in good faith under the supervision of the Fund's board of trustees. Numerous factors may be considered when determining fair value of a security, including cost at date of purchase, type of security, the nature and duration of restrictions on disposition of the security and whether the issuer of the security being fair valued has other securities of the same type outstanding. Short term debt securities with less than 60 days until maturity may be valued at cost plus interest accrued, which approximates market value.

(5)  Fair Value Measurements

The Fund has adopted the provisions of Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements, or FAS 157, effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. FAS 157 established a three tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk; for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•
Level 1 – quoted prices in active markets for identical investments

•
Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•
Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value during the six months ended June 30, 2008 maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund did not fair value any of its securities.

The following is a summary of the inputs used as of June 30, 2008 in valuing the Fund's investments carried at value:

Valuation Inputs	Investments in Securities
Level 1 – Quoted prices	$31,204,762
Level 2 – Other significant observable inputs	—
Level 3 – Significant unobservable inputs	—

Total	$31,204,762

There were no investments in securities characterized as level 3 as of December 31, 2007, or June 30, 2008.

(6)  Securities Transactions and Investment Income

Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on an identified cost basis.

(7)  Taxes

The Fund has qualified and intends to qualify in the future as a "regulated investment company" and to comply with the applicable provisions of subchapter M of the Internal Revenue Code of 1986, as amended, so that it will generally not be subject to federal income tax. However, the Fund may be subject to a 4% excise tax to the extent the Fund does not distribute substantially all taxable earnings each year.

(8)  Distributable Earnings

The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to pay a stable distribution amount to common shareholders on a monthly basis and distributions to Fund shareholders are declared pursuant to this policy. On July 11, 2008, the Fund declared regular monthly distributions of $0.167 per common share payable in July, August and September 2008. Distributions to shareholders are recorded on the ex-dividend date. The Fund's distributions may consist of ordinary income (net investment income and short term capital gains), long term capital gains and return of capital. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carry-forwards, it is the policy of the Fund not to distribute such gains. Distributions to preferred shareholders are determined as described in Note D.

The Fund has substantial investments in real estate investment trusts, or REITs, and closed end investment management companies which are generally not subject to federal income taxes. Distributions that the Fund receives from these investments can be classified as ordinary income, capital gain income or return of capital by the issuers that make these distributions to the Fund. However, it is not possible to characterize distributions received from these investments during interim periods because the issuers do not report their tax characterization until subsequent to year end. Final characterization of the Fund's 2008 distributions to shareholders is also dependent upon the magnitude or timing of the Fund's securities transactions prior to year end. Therefore it is likely that some portion of the Fund's 2008 investment income and distributions to shareholders will be recharacterized as long term capital gain and return of capital for financial statement and federal income tax purposes subsequent to year end and reflected accordingly in the Fund's year end financial statements.

Although subject to adjustments, the cost, gross unrealized appreciation and unrealized depreciation of the Fund's investments for federal income tax purposes as of June 30, 2008, are as follows:

Cost	$35,194,497

Gross unrealized appreciation	$32,576
Gross unrealized depreciation	(4,022,311)

Net unrealized appreciation/(depreciation)	$(3,989,735)

(9)  Concentration of Risk

Under normal market conditions, the Fund's investments are concentrated in income producing common shares, preferred shares and debt securities, including convertible preferred and debt securities, issued by real estate companies and REITs and common shares of closed end investment management companies. The value of Fund shares may fluctuate more than the shares of a fund not concentrated in the real estate industry due to economic, legal, regulatory, technological or other developments affecting the United States real estate industry. Some of the closed end investment management companies in which the Fund invests may invest substantially all of their managed assets in one sector including real estate, and therefore carry the risk of that particular sector or industry group.

Note B

Advisory and Administration Agreements and Other Transactions with Affiliates

The Fund has an advisory agreement with RMR Advisors, Inc., or RMR Advisors, to provide the Fund with a continuous investment program, to make day-to-day investment decisions and to generally manage the business affairs of the Fund in accordance with its investment objectives and policies. Pursuant to the agreement, RMR Advisors is compensated at an annual rate of 1% of the Fund's average daily managed assets. Managed assets means the total assets of the Fund less liabilities other than any indebtedness entered into for purposes of leverage. For purposes of calculating managed assets, the liquidation preference of preferred shares is not considered a liability.

RMR Advisors also performs administrative functions for the Fund pursuant to an administration agreement with the Fund. RMR Advisors has entered into a subadministration agreement with State Street Bank and Trust Company, or State Street, to perform substantially all fund accounting and other administrative services. Under the administration agreement, RMR Advisors is entitled to reimbursement of the cost of providing administrative services. The Fund reimbursed RMR Advisors for $49,418 of subadministrative fees charged by State Street for the six months ended June 30, 2008.

Each trustee who is not a director, officer or employee of RMR Advisors and who is not an "interested person" of the Fund as defined under the 1940 Act is considered to be a "disinterested trustee". Disinterested trustees are each paid by the Fund an annual fee plus attendance fees for board and committee meetings. The Fund incurred $8,900 of trustee fees and expenses during the six months ended June 30, 2008.

The Fund's board of trustees and separately the disinterested trustees authorized the Fund to make reimbursement payments to RMR Advisors for costs related to the Fund's compliance and internal audit programs. The Fund incurred $17,344 of compliance and internal audit expense during the six months ended June 30, 2008. The Fund also participates in pooled insurance programs with RMR Advisors and other funds managed by RMR Advisors and makes payments of allocated portions of related premiums. The Fund incurred $5,276 of insurance expense during the six months ended June 30, 2008.

Note C

Securities Transactions

During the six months ended June 30, 2008, there were purchases and sales transactions (excluding short term securities) of $40,012,692 and $26,979,939 respectively. Brokerage commissions on securities transactions amounted to $98,649 during the six months ended June 30, 2008.

Note D

Preferred Shares

The Fund's 400 outstanding Series F auction preferred shares have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid distributions. The preferred shares are senior to the Fund's common shares and rank on parity with any other class or series of preferred shares of the Fund as to the payment of periodic distributions, including distribution of assets upon liquidation. If the Fund does not timely cure a failure to (1) maintain asset coverage for the preferred shares as required by rating agencies, or (2) maintain asset coverage, as defined in the 1940 Act, of at least 200%, the preferred shares will be subject to redemption in an amount equal to their liquidation preference plus accumulated but unpaid distributions. The holders of the preferred shares have voting rights equal to the holders of the Fund's common shares and generally vote together with the holders of the common shares as a single class. Holders of the preferred shares, voting as a separate class, also are entitled to elect two of the Fund's trustees. The Fund pays distributions on the preferred shares at a rate set at auctions held generally every seven days. Distributions are generally payable every seven days, on the first business day following the end of a distribution period. The preferred share distribution rate was 4.15% per annum as of June 30, 2008.

To date, no auctions for preferred securities of the Fund have failed to attract sufficient clearing bids. However, an affiliate of the Fund's lead broker-dealer for its preferred securities has purchased a significant amount of the Fund's preferred securities in the auctions. If this affiliate of the Fund's lead broker-dealer had not been supporting the Fund's auctions, the auctions likely would have failed and holders of the Fund's preferred shares would not have been able to sell their preferred shares in the auctions. There can be no assurance that this or any other affiliate of the Fund's lead broker-dealer would purchase Fund preferred shares in any future auction of Fund preferred securities or that the Fund will not have any auction for its preferred securities fail. If an auction of the Fund's preferred shares should fail, the dividend rate for the next succeeding dividend period is set according to a pre-determined formula, and the resulting rate may be higher than the rate which the Fund would otherwise pay as a result of a successful auction. In addition, if an auction fails, holders of the Fund's preferred shares may not be able to sell their preferred shares in that auction. If auctions for the Fund's preferred shares fail, or if market conditions generally frustrate the Fund's ability to enhance investment results through the investment of capital attributable to its outstanding preferred shares, such factors may necessitate a change in the form and/or amount of investment leverage used by the Fund. The Fund has no current intention to change the form or degree of investment leverage that it uses. The use of alternative forms of leverage and/or a reduction in the degree of investment leverage used by the Fund in its investment program could result in reduced investment returns for common shareholders as compared to the returns that historically have been achieved by the Fund through the use of preferred share leverage in favorable market conditions. The Fund proactively manages compliance with asset coverage and other financial ratio requirements applicable to the preferred shares. In order to facilitate compliance with such requirements, and without further notice of its intention to do so, the Fund may from time to time purchase or otherwise acquire its outstanding preferred shares in the open market, in other nondiscriminatory secondary market transactions, pursuant to tender offers or other offers to repurchase preferred shares, or in other permissible purchase transactions, and also may from time to time call or redeem preferred shares in accordance with their terms.

Note E

Submission of Proposals to a Vote of Shareholders

The annual meeting of Fund shareholders was held on April 7, 2008. Following is a summary of the proposal submitted to shareholders for vote at the meeting and votes cast:

Proposal	Votes for	Votes withheld	Votes abstained
Common and Preferred Shares
Election of John L. Harrington as Independent Trustee until the 2011 annual meeting.	1,040,290	700	—

The following trustees' terms of office as trustee continued after the Fund's annual meeting: Barry M. Portnoy, Gerard M. Martin, Frank J. Bailey and Arthur G. Koumantzelis.

RMR Real Estate Fund
RMR Hospitality and Real Estate Fund
RMR F.I.R.E. Fund
RMR Preferred Dividend Fund
RMR Asia Pacific Real Estate Fund
RMR Asia Real Estate Fund
RMR Dividend Capture Fund
June 30, 2008

For the purposes of the following, RMR Real Estate Fund (RMR), RMR Hospitality and Real Estate Fund (RHR), RMR F.I.R.E. Fund (RFR), RMR Preferred Dividend Fund (RDR), RMR Asia Pacific Real Estate Fund (RAP), RMR Asia Real Estate Fund (RAF) and RMR Dividend Capture Fund (RCR) are each referred to as a "Fund" or collectively as the "Funds".

Privacy Notice

Each Fund advised by RMR Advisors, Inc. recognizes and respects the privacy concerns of its shareholders. The Funds do not sell your name or other information about you to anyone. The Funds collect nonpublic personal information about you in the course of doing business with shareholders and investors. "Nonpublic personal information" is personally identifiable financial information about you. For example, it includes information regarding your social security number, account balance, bank account information and purchase and redemption history.

The Funds collect this information from the following sources:

•
Information we receive from you on applications or other forms;

•
Information about your transactions with us and our service providers, or others; and

•
Information we receive from consumer reporting agencies (including credit bureaus).

What the Funds disclose and to whom the Funds disclose information.

The Funds only disclose nonpublic personal information the Funds collect about shareholders as permitted by law. For example, the Funds may disclose nonpublic personal information about shareholders to nonaffiliated third parties such as:

•
To government entities, in response to subpoenas or to comply with laws or regulations.

•
When you, the shareholder, direct the Funds to do so or consent to the disclosure.

•
To companies that perform necessary services for the Funds, such as data processing companies that the Funds use to process your transactions or maintain your account.

•
To protect against fraud, or to collect unpaid debts.

•
In connection with disputes or litigation between the Funds and the concerned shareholders.

Information about former shareholders.

If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices described in this notice.

How the Funds safeguard information.

The Funds conduct their business through directors, officers and third parties that provide services pursuant to agreements with the Funds (for example, the service providers described above). The Funds do not have any employees. The Funds restrict access to your personal and account information to those persons who need to know that information in order to provide services to you. The Funds or their service providers maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Customers of other financial institutions.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary will govern how your non-public personal information will be shared with non-affiliated third parties by that entity.

Proxy Voting Policies and Procedures

A description of the policies and procedures that are used to vote proxies relating to each Fund's portfolio securities is available: (1) without charge, upon request, by calling us at (866)790-8165; and (2) as an exhibit to each Fund's annual report on Form N-CSR, which is available on the website of the U.S. Securities and Exchange Commission (the "Commission") at http://www.sec.gov. Information regarding how proxies received by each Fund during the most recent 12 month period ended June 30, 2008, have been voted is available (1) without charge, on request, by calling us at (866)790-3165, or (2) by visiting the Commission's website at http://www.sec.gov and accessing each Fund's Form N-PX.

Procedures for the Submission of Confidential and Anonymous Concerns or Complaints about Accounting, Internal Accounting Controls or Auditing Matters

The Funds are committed to compliance with all applicable securities laws and regulations, accounting standards, accounting controls and audit practices and have established procedures for handling concerns or complaints about accounting, internal accounting controls or auditing matters. Any shareholder or other interested party who desires to communicate with our independent trustees or any other trustees, individually or as a group, may do so by filling out a report at the "Contact Us" section of our website (www.rmrfunds.com), by calling our toll-free confidential message system at 866-511-5038, or by writing to the party for whom the communication is intended, care of our director of internal audit, RMR Funds, 400 Centre Street, Newton, MA 02458. Our director of internal audit will then deliver any communication to the appropriate party or parties.

Portfolio Holdings Reports

Each Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q, which are available on the Commission's website at http://www.sec.gov. The Funds' Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Each Fund provides additional data on its website at www.rmrfunds.com.

Certifications

Each Fund's principal executive officer and principal financial officer certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 and filed with the Fund's N-CSR are available on the Commission's website at http://www.sec.gov.

WWW.RMRFUNDS.COM

Item 2.    Code of Ethics.

        The information is only required for the annual report on Form N-CSR.

Item 3.    Audit Committee Financial Expert.

        The information is only required for the annual report on Form N-CSR.

Item 4.    Principal Accountant Fees and Services.

        The information is only required for the annual report on Form N-CSR.

Item 5.    Audit Committee of Listed Registrants.

        The information is only required for the annual report on Form N-CSR.

Item 6.    Schedule of Investments.

        The information required under Item 6 is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

        The information is only required for the annual report on Form N-CSR.

Item 8.    Portfolio Managers of Closed-End Management Investment Companies.

        The information is only required for the annual report on Form N-CSR.

Item 9.    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

        During the six months ended June 30, 2008, there were no purchases made by or on behalf of the registrant or any "affiliated purchaser" as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (17 CFR 240.10b-18(a)(3)), of shares of the registrant's equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

Item 10.    Submission of Matters to a Vote of Security Holders.

        Effective February 20, 2008, no shareholder may give a notice to the registrant's secretary of a nomination to the registrant's board of trustees unless such shareholder holds a certificate or certificates, as the case may be, for all registrant shares owned by such shareholder, and a copy of each such certificate shall accompany such shareholder's notice to the secretary in order for such notice to be effective.

Item 11.    Controls and Procedures.

  (a)
  The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective, as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures.

  (b)
  There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.    Exhibits.

  (a)
  (2) Certifications of principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act are attached hereto.

  (b)
  Certifications of principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RMR REAL ESTATE FUND
By:	/s/ ADAM D. PORTNOY Adam D. Portnoy President Date: August 28, 2008

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ ADAM D. PORTNOY Adam D. Portnoy President Date: August 28, 2008
By:	/s/ MARK L. KLEIFGES Mark L. Kleifges Treasurer Date: August 28, 2008

QuickLinks

  Item 1. Reports to Shareholders.
NOTICE CONCERNING LIMITED LIABILITY
RMR Real Estate Fund Financial Statements
RMR Real Estate Fund Financial Statements – continued
RMR Real Estate Fund Financial Statements – continued
RMR Real Estate Fund Notes to Financial Statements June 30, 2008 (unaudited)
RMR Hospitality and Real Estate Fund Financial Statements
RMR Hospitality and Real Estate Fund Financial Statements – continued
RMR Hospitality and Real Estate Fund Financial Statements – continued
RMR Hospitality and Real Estate Fund Financial Highlights
RMR Hospitality and Real Estate Fund Notes to Financial Statements June 30, 2008 (unaudited)
RMR F.I.R.E. Fund Financial Statements
RMR F.I.R.E. Fund Financial Statements – continued
RMR F.I.R.E. Fund Financial Statements – continued
RMR F.I.R.E. Fund Notes to Financial Statements June 30, 2008 (unaudited)
RMR Preferred Dividend Fund Financial Statements
RMR Preferred Dividend Fund Financial Statements – continued
RMR Preferred Dividend Fund Financial Statements – continued
RMR Preferred Dividend Fund Notes to Financial Statements June 30, 2008 (unaudited)
RMR Asia Pacific Real Estate Fund Financial Statements
RMR Asia Pacific Real Estate Fund Financial Highlights
RMR Asia Pacific Real Estate Fund Notes to Financial Statements June 30, 2008 (unaudited)
RMR Asia Real Estate Fund Financial Statements
RMR Asia Real Estate Fund Notes to Financial Statements June 30, 2008 (unaudited)
RMR Dividend Capture Fund Financial Statements
RMR Dividend Capture Fund Financial Statements – continued
RMR Dividend Capture Fund Financial Statements – continued
RMR Dividend Capture Fund Notes to Financial Statements June 30, 2008 (unaudited)
  Item 2. Code of Ethics.
  Item 3. Audit Committee Financial Expert.
  Item 4. Principal Accountant Fees and Services.
  Item 5. Audit Committee of Listed Registrants.
  Item 6. Schedule of Investments.
  Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
  Item 8. Portfolio Managers of Closed-End Management Investment Companies.
  Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
  Item 10. Submission of Matters to a Vote of Security Holders.
  Item 11. Controls and Procedures.
  Item 12. Exhibits.
SIGNATURES